As Filed with the Securities and Exchange Commission on April 2 4, 2012
File No. 33-43058/811-06227

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 2 4	☑
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 1 1	☑
(Check appropriate box or boxes.)

MERRILL LYNCH LIFE VARIABLE LIFE SEPARATE ACCOUNT II
(Exact name of registrant)

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

(Name of depositor)

4333 Edgewood Road, NE
Cedar Rapids, IA 52499-0001
(Address of depositor’s principal executive offices)
Depositor’s Telephone Number, including Area Code: (800) 346-3677

Arthur D. Woods 570 Carillon Parkway St. Petersburg, FL 33716 (Name and address of agent for service)

Copy to:
Mary Jane Wilson-Bilek
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004-2415

It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b).
☑ on May 1, 201 2 pursuant to paragraph (b).
☐ 60 days after filing pursuant to paragraph (a)(1).
☐ on                 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

 Modified Single Premium Variable Life Insurance Policy

Issued by
                         Transamerica Advisors Life Insurance Company

                                Through
                        Merrill Lynch Life Variable Life Separate Account II

                                Home Office:                           Service Center:

                            570 Carillon Parkway               IBM Service Center
                              St. Petersburg, FL 33716         PO Box 19100
                                                                  Greenville, South Carolina
                                                                           29602-9100
                                                                         1-800-354-5333

Prospectus
May 1, 201 2

This Prospectus describes a modified single premium variable life insurance policy (the “Policy”) issued by Transamerica Advisors Life Insurance Company (formerly, Merrill Lynch Life Insurance Company) (“we,” “our,”  “us,” “TALIC”). We do not currently offer the Policy for sale to new purchasers. The Policy offers a choice of investments and an opportunity for the Policy’s investment base, net cash surrender value, and death benefit to grow based on investment results of the investment divisions of the Merrill Lynch Life Variable Life Separate Account II (the “Separate Account”) in which you invest. The Policy provides life insurance, with a life insurance benefit (the death benefit) payable if the insured dies while the Policy is in force. We guarantee that regardless of investment results, insurance coverage will continue until the insured’s attained age 100, or, as you may select, for a shorter time if the face amount chosen is above the minimum face amount required for the single premium (sometimes referred to as the “initial premium”). During this guarantee period, we will terminate the Policy only if any loan debt exceeds certain Policy values. After the guarantee period ends, the Policy will remain in effect as long as the net cash surrender value is sufficient to cover all charges due.

Investing in the Policy involves risk, including possible loss of premium. We do not guarantee any minimum cash surrender value, or guarantee that Policy values will increase. Depending on the investment results of the investment divisions you select, the investment base, the net cash surrender value, and the death benefit may go up or down (although the death benefit will never be less than the face amount). You bear the investment risk under the Policy. You may be required to make additional payments to keep the Policy in force. The Policy is not suitable as a short-term savings vehicle.

This Prospectus provides basic information that a prospective policy owner should know before investing. You should keep this Prospectus for future reference. You should consider whether the Policy is suitable for you in light of your insurance needs, including insurance you already own.

Replacing your existing life insurance with the Policy may not be to your advantage. In addition, it may not be to your advantage to finance the purchase of or maintain the Policy through a loan or through withdrawals from another policy.

An investment in the Policy is not a bank deposit, and the Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The investment divisions in the Separate Account are currently available for investment in shares of portfolios of the following funds (the “Funds”) or in specific units of The Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities (the “Trusts”):

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
•	AllianceBernstein Variable Products Series Fund, Inc.
•	BlackRock Variable Series Funds, Inc.
•	BlackRock Series Fund, Inc.
•	MFS® Variable Insurance Trust

The specific portfolios of the Funds and units of the Trusts available under the Policy are listed on the following page.

A prospectus for each of the Funds and the Trusts must accompany this Prospectus. Please read these documents before investing and save them for future reference.

The Securities and Exchange Commission
(the “SEC”) has not approved or disapproved
the Policy or determined that this Prospectus
is accurate or complete.
Any representation to the contrary is a
criminal offense.

The following portfolios of the Funds and units of the Trusts are currently available under the Policy:

☐	AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Van Kampen V.I. American Franchise Fund 1
Invesco V.I. Core Equity Fund

☐	AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein VPS Large Cap Growth Portfolio

☐	BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio
BlackRock Total Return Portfolio
BlackRock Capital Appreciation Portfolio
BlackRock Global Allocation Portfolio
BlackRock U.S. Government Bond Portfolio 2
BlackRock High Yield Portfolio 3
BlackRock Large Cap Core Portfolio
BlackRock Money Market Portfolio

☐	BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund*
BlackRock Basic Value V.I. Fund
BlackRock Equity Dividend V.I. Fund 4
BlackRock Global Allocation V.I. Fund
BlackRock Global Opportunities V.I. Fund
BlackRock S&P 500 Index V.I. Fund
BlackRock International V.I. Fund 5
BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I. Fund
BlackRock Value Opportunities V.I. Fund

☐	Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities
Maturity dates ranging from February 15, 201 3 –February 15, 2019

☐	MFS® Variable Insurance Trustsm
MFS® Growth Series

____________

*	The Subaccount corresponding to this Fund was closed to allocations of premiums and investment base following the close of business on December 6, 1996.

1 For rmerly, Invesco V.I. Capital Appreciation Fund
2 Formerly, BlackRock Government Income Portfolio
                3 Formerly, BlackRock High Income Portfolio
                4 Formerly, BlackRock Utilities and Telecommunications V.I. Fund
 5 Formerly, BlackRock International Value V.I. Fund

TABLE OF CONTENTS

Policy Benefits/Risks Summary	1
Policy Benefits	1
The Policy in General	1
Premiums and Additional Payments	1
Death Benefit	2
Surrenders	2
Reallocations	2
Dollar Cost Averaging Program	2
Loans	2
Guarantee Period	2
Policy Risks	3
Risk of Poor Investment Performance	3
Risk of Short-Term Investing	3
Risk of Lapse	3
Tax Risks	3
Surrender Risks	4
Loan Risks	4
Risk of Increase in Current Fees and Expenses	4
Portfolio Risks	4

Fee Table	5

Transamerica Advisors Life Insurance Company	7

The Separate Account, the Funds, and the Trusts	8
The Separate Account	8
Changes Within the Separate Account	9
The Funds	10
Investment Objectives of the Portfolios	10
Certain Payments We Receive With Regard to the Funds	13
Selection of Underlying Funds	14
Resolving Material Conflicts	14
The Trusts	15
Voting Rights	1 5

The Policy	16
Availability	16
Who May be Covered	16
Guarantee Period	1 6
Right to Cancel (“Free Look” Period)	1 6
Right to Exchange the Policy	17
Tax-Free ‘Section 1035’ Exchanges	17
State Variations	1 7
Ownership Rights	1 7
Policy Changes (Applicable Federal Tax Law)	18

Premiums	18
Initial Premium	18
Minimum	18
Selecting the Initial Face Amount	18
Making Additional Payments	1 8
Effect of Additional Payments	1 8
Investment Base Allocations	19
Investment Base Allocation During the “Free Look” Period	19
Changing the Allocation	19
Trust Allocations	19

Policy Values	20
Separate Account Index	2 0
Investment Base	2 0
Cash Surrender Value	2 0
Net Cash Surrender Value	21
Tabular Value	21

Charges and Deductions	2 1
Charges Deducted from the Investment Base	2 2
Deferred Policy Loading	22
Mortality Cost (Cost of Insurance)	2 1
Reallocation Charges	2 3
Net Loan Cost	2 3
Charges to the Separate Account	2 4
Mortality and Expense Risk Charge	2 4
Charges to Divisions Investing in the Trusts	24
Rider Charges	24
Portfolio Expenses	2 4

Death Benefit	2 4
Death Benefit Proceeds	2 4
Variable Insurance Amount	25
Net Single Premium Factor	25
Payment of Death Benefit Proceeds	2 5
Income Plans	2 6

Supplemental Benefits (Riders)	2 6

Surrenders	27

When We Make Payments	2 7

Reallocations	28
Reallocating the Investment Base	28
Disruptive Trading	2 8
Dollar Cost Averaging	30
Minimum Amounts	30
When We Make DCA Transfers	3 1

Loans	3 1
Policy Loans	3 1
Requesting a Loan	31
Effect on Death Benefit and Cash Surrender Value	31
Loan Value	31
Interest	3 2

Telephone Requests	32

Policy Termination	3 2
Guarantee Period	3 2
When the Guarantee Period is Less Than for Life	33
Reinstatement	3 3
Maturity Proceeds	3 3

Tax Considerations	3 4
Introduction	3 4
Tax Status of the Policy	3 3
Diversification Requirements	3 4
Policy Loans	3 4
Tax Treatment of Policy Loans and Other Distributions	3 5
Aggregation of Modified Endowment Contracts	35
Taxation of Single Premium Immediate Annuity Rider	3 5
Other Transactions	36
Ownership of Policies by Non-Natural Persons	3 6
Non-Individual Owners and Business Beneficiaries of Policies	3 6
Employer-Owned Life Insurance Contracts	3 7
Estate, Gift and Generation-Skipping Transfer Taxes	3 7
Economic Growth and Tax Relief Reconciliation Act of 2001	3 7
Split-Dollar Arrangements	3 7
Foreign Tax Credits	3 8
Alternative Minimum Tax	38
Withholding	38
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations	38
Possible Tax Law Changes	3 8
Our Income Taxes	3 8

Additional Information	3 9
Assignment of the Policy	3 9
Sending Forms and Transaction Requests in Good Order	39
Selling the Policy	39
Legal Proceedings	40
Financial Statements	40

Glossary	41

Prospectus Back Cover	43

Policy Benefits/Risks Summary

This summary provides only a brief overview of the more important benefits and risks of the Policy. More detailed information about the Policy appears later in this Prospectus and in the Statement of Additional Information. For your convenience, we have provided a Glossary at the end of the Prospectus that defines certain words and phrases used in the Prospectus.

Policy Benefits

The Policy in General

Policy Availability. We are not currently offering the Policy for sale to new purchasers.

Non-Taxable Death Benefit. The Policy offers the potential of insurance protection, with a death benefit payable if the insured dies while the Policy is in effect. We believe the Policy generally provides at least the minimum death benefit required under Federal tax law (although there is little guidance and some uncertainty as to how the tax law requirements apply to certain innovative features of the Policies). Assuming the Policy satisfies the applicable requirements, the Policy should provide an important tax benefit because its death benefit generally should not be subject to income tax.

Tax-Deferred Accumulation. The Policy gives you the opportunity for tax-deferred accumulation of your cash value, where any increases in the Policy’s cash value generally are not taxable until distributed from the Policy. The Policy’s cash value will increase or decrease depending on the investment performance of the investment divisions, the single premium you pay, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions (such as reallocations among investment divisions).

Personalized Illustrations. Illustrations used in connection with the purchase of the Policy are based on hypothetical investment rates of return. We do not guarantee these rates. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare the Policy to other life insurance policies. They are illustrative only, and not a representation of past or future performance. Actual rates of return may be more or less than those shown in the illustrations. Actual values will be different than those illustrated.

Investment Base. A Policy’s investment base is the amount available for investment in the Separate Account at any time. On the policy date (usually the next business day after our Service Center receives your single premium), the investment base is equal to the single premium. Afterwards, it varies daily based on the investment performance of your selected investment divisions (and any additional payments you make, the fees and charges we deduct, and the effect of any Policy transactions). You bear the risk of poor investment performance and receive the benefit of favorable investment performance. You may wish to consider diversifying your investment in the Policy by allocating the investment base to two or more investment divisions.

Investment Divisions. Your premium payments will be invested in the investment divisions of the Separate Account. You may reallocate your investment base to up to five of the investment divisions. Investment returns from amounts allocated to the investment divisions will vary with the investment experience of these investment divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the investment divisions.

Premiums and Additional Payments

Single Premium and Additional Payments. You pay a single premium. After the end of the “free look” period, you may make additional payments any time you choose up to four times a policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the Policy, or if the guarantee period at the time of payment is less than one year. You must submit an application when you make additional payments.

Death Benefit

As long as the Policy remains in force, we will pay a death benefit to the beneficiary upon the death of the insured. The death benefit equals the face amount or variable insurance amount, whichever is larger. The variable insurance amount increases or decreases on each policy processing date, depending on the investment results of the investment divisions you select, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions.

We will reduce any death benefit proceeds by the amount of any loan debt and any overdue charges if the Policy is in a grace period.

Surrenders

You may surrender your Policy at any time and receive the net cash surrender value. On a policy processing date that is also your policy anniversary, the net cash surrender value equals the investment base minus the balance of any deferred policy loading not yet deducted. If we calculate the net cash surrender value on a date that is not a policy processing date, we also subtract a pro-rata mortality cost. If we calculate the net cash surrender value on a date that is not a policy anniversary and you have loan debt, we also will subtract any pro-rata net loan cost. A surrender may have tax consequences.

You may not make partial withdrawals under the Policy.

Reallocations

Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We will notify you if we impose any limitations. We may assess a $25 charge for each allocation change in excess of five per policy year. We may impose restrictions on reallocations by policy owners engaging in disruptive trading activities.

Dollar Cost Averaging Program

The Policy offers an optional transfer feature called Dollar Cost Averaging (“DCA”). This feature allows you to make automatic monthly transfers from the BlackRock Money Market investment division to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than five divisions. We do not charge for DCA transfers. These transfers are in addition to reallocations permitted under the Policy.

Loans

You may borrow money from us, using your Policy as collateral, subject to limits. We deduct loan debt from the amount payable on surrender of the Policy and from any death benefit payable. Loan interest accrues daily and, if it is not paid each year, it is treated as a new loan (capitalized) and added to the outstanding loan amount. Depending upon investment performance of the investment divisions and the amounts borrowed, loans may cause a Policy to lapse (terminate without value). If the Policy lapses with loan debt outstanding, adverse tax consequences may result. Loan debt is considered part of the cash surrender value which is used to calculate taxable gain. Loans may have other adverse tax consequences.

Guarantee Period

We guarantee that the Policy will stay in force until the insured’s attained age 100, or for a shorter guarantee period depending on the face amount selected for a given premium, provided certain conditions are met. We will not cancel the Policy during the guarantee period unless the loan debt exceeds the larger of the cash surrender value and the tabular value. (For more information about cash surrender value and tabular value, see “Policy Values”; and see “Policy Termination” for more information about guarantee periods.)

We hold a reserve in our general account to support this guarantee. After the end of the guarantee period, we will cancel the Policy if the net cash surrender value on a policy processing date will not cover the charges due.

Policy Risks

Risk of Poor Investment Performance

Since you invest your investment base in one or more investment divisions, you will be subject to the risk that investment performance will be unfavorable and that your investment base will decrease. You could lose everything you invest and your Policy could lapse without value, unless you make additional payments or are within the guarantee period (and you have no loan debt outstanding). In addition, we deduct Policy fees and charges from your investment base, which can significantly reduce your investment base. During times of poor investment performance, this deduction will have an even greater impact on your investment base.

Risk of Short-Term Investing

The Policy is designed to be long-term in nature in order to provide life insurance benefits for you. However, purchasing the Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time and do not anticipate needing periodic access to your cash value, since partial withdrawals are not permitted under the Policy. You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

Risk of Lapse

Your Policy will enter a 61-day pre-lapse grace period if: (1) during the guarantee period, the loan debt exceeds the larger of the cash surrender value and the tabular value; or (2) after the guarantee period ends, the net cash surrender value on a policy processing date is insufficient to cover all charges due. If you do not make a sufficient payment during this grace period, your Policy will terminate without value, insurance coverage will no longer be in effect, and you will receive no benefits.

Loans, any increase in current Policy charges, and/or poor investment returns could increase your risk of lapse. A Policy lapse may have adverse tax consequences.

If we cancel a Policy, you may reinstate it while the insured is still living, subject to certain conditions.

Tax Risks

A Policy must satisfy certain requirements under Federal tax law in order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law. The manner in which these requirements should be applied to certain innovative features of the Policy offered by this Prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus create some uncertainty about the application of the tests to the Policy. Nevertheless, we believe that the Policy offered by this Prospectus qualifies as a life insurance contract for Federal income tax purposes. This generally means that:

•	The death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code; and

•
The policy owner should not be considered in constructive receipt of the Policy’s cash surrender value, including any increases, until actual cancellation of the Policy or a distribution is taken from the Policy.

Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts or MECs, depending on the total amount of premiums paid under the policy. If a Policy is treated as a MEC, then withdrawals, surrenders and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of surrenders and loans taken before you reach age 59 1/2. These provisions apply to policies entered into on or after June 21, 1988. However, a Policy that is not originally classified as a MEC can become so classified if certain changes are made in the Policy at any time. We believe that these changes include your contractual right to make certain additional payments. You may choose not to exercise this right in order to preserve your Policy’s current tax treatment.

If you do preserve your Policy’s current tax treatment, and your Policy is not a MEC, then policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you, and pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy.

You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

Surrender Risks

There may be tax consequences if you decide to surrender your Policy.

Loan Risks

A Policy loan, whether or not repaid, will affect the investment base over time because we subtract the amount of the loan from your investment base and hold it as collateral in our general account. Accordingly, the loan collateral does not participate in the investment results of the investment divisions. This collateral earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter. While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. If you do not pay the interest when due, it is treated as a new loan and we add it to the unpaid loan amount. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the investment divisions and the interest rate charged against and credited to the amount held in the general account as collateral, the effect could be favorable or unfavorable.

We reduce the amount of any loan debt from the amount payable on surrender of the Policy and from any death benefit payable. If the amount of interest credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited to the collateral is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Policy to lapse sooner than if no loan had been taken, and adverse tax consequences could result.

A Policy loan could increase your risk of lapse during the guarantee period if the loan debt exceeds the larger of the cash surrender value and the tabular value. (See “Loans” for an explanation of how loan debt affects cash surrender value.)

Risk of Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to make additional payments to keep the Policy in force unless your Policy is in the guarantee period and you have no loan debt outstanding.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each Fund’s prospectus and the Trusts’ prospectus. Please refer to the Funds’ and Trusts’ prospectuses for more information.

There is no assurance that any portfolio will achieve its stated investment objective.

Fee Table

The following tables describe the fees and charges that a policy owner will pay when buying and owning the Policy. If the amount of a charge depends on the personal characteristics of the insured or the policy owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policy owner or insured with the characteristics listed below. These charges may not be typical of the charges you will pay.

The first table describes the fees and charges that a policy owner will pay when he or she buys the Policy, makes additional payments, or reallocates investment base among the investment divisions of the Separate Account.

Transaction Fees

Amount Deducted1
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Maximum Sales Charge Imposed on Premiums (Deferred Policy Loading)2

Sales Load	In equal installments on the first ten policy anniversaries on or next following receipt of the initial premium and each additional payment	4.0% of the single premium paid and any additional payments	4.0% of the single premium paid and any additional payments

First Year Administrative Expense	On the first policy anniversary.	0.5% of the single premium paid and any additional payments received in the first policy year	0.5% of the single premium paid a nd any additional payments received in the first policy year

Premium Tax Charge	In equal installments on the first ten policy anniversaries on or next following receipt of the initial premium and each additional payment	2.5% of the single premium paid and any additional payments	2.5% of the single premium paid and any additional payments

Reallocation Charge	On the policy processing date on or next following a change in investment base allocation	$253	None

Optional Rider Charges:

Single Premium Immediate Annuity Rider	Upon receipt of the single premium	5% of the single premium to be applied to the Rider.	5% of the single premium to be applied to the Rider.

Change of Insured Rider	Upon exercise	$1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum charge of $1,500	$1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum charge of $1,500

1
We may use rates lower than the guaranteed maximum charge. Current charges are the fees and rates currently in effect. Any change in current charges will be prospective only and will not exceed the guaranteed maximum charge.

2
Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then collect these funds in equal installments on the ten policy anniversaries on or following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading that has not yet been deducted.

3	We will not assess the reallocation charge for the first five changes in investment base allocation made each policy year.

The table below describes the fees and charges that a policy owner will pay periodically during the time he or she owns the Policy, not including Fund or Trust fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses

Amount Deducted4
Charge	When Charge is Deducted	Guaranteed Maximum Charge	Current Charge
Cost of Insurance (Mortality Cost)	Quarterly on each policy processing date after the policy date

Minimum Charge		$0. 26 per $1,000 of net amount at risk	$0. 2 5 per $1,000 of net amount at risk

Maximum Charge		$ 333.33 per $1,000 of net amount at risk	$249.75 per $1,000 of net amount at risk plus $12.50

Charge for a male, attained age 60, in the simplified aggregate underwriting cla s s 4		$5.29 per $1,000 of net amount at risk	$5.01 per $1,000 of net amount at risk plus $8.75

Administrative Charge Varies by underwriting class:	Quarterly on each policy processing date after the first policy year
Simplified Nonsmoker & smoker		$10.00	$10.00
Simplified Aggregate		$ 8.75	$ 8.75
Medical		$12.50	$12.50
Mortality and Expense Risk Charge	Daily	Equivalent to 0.60% (annually at the beginning of the year) of daily net assets in each investment division of the Separate Account in which you are invested	Equivalent to 0.60% (annually at the beginning of the year) of daily net assets in each investment division of the Separate Account in which you are invested

4
Because the Policy has not been available for new sales since 1995,  the representative insured included in the table is the same representative insured that was included the first time the information was required by Form N-6 in 2004.

Periodic Charges Other Than Portfolio Operating Expenses

Trust Charge	Daily	Equivalent to 0.50% (annually at the beginning of the year) of daily net assets in each investment division that invests in the Trusts, in which you are invested	Equivalent to 0.34% (annually at the beginning of the year) of daily net assets in each investment division that invests in the Trusts, in which you are invested

Net Loan Cost 5	On each policy anniversary	0.75% of the loan debt on the previous policy anniversary during each of the first ten policy years, adjusted for subsequent loans and loan repayments	0.75% of the loan debt on the previous policy anniversary during each of the first ten policy years, adjusted for subsequent loans and loan repayments

____________

5
The net loan cost equals the difference between the interest charged and the earnings on the amount held as collateral in the general account. After the first ten Policy years, the net loan cost equals 0.60% of the loan debt on the previous policy anniversary.

The following table shows the minimum and maximum Annual Portfolio Operating Expenses charged by any of the portfolios for the fiscal year ended December 31, 20 11 . Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each Fund and the Trusts.

Range of Annual Portfolio Operating Expenses (as a percentage of each portfolio’s average net assets)9:

	Minimum	Maximum
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.4 8%___	_1. 28%__

Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses – after any contractual waivers or reimbursements of fees and expenses)10
	0.4 8%___	1.12%___
____________

9The Fund and Trust  expenses used to prepare this table were provided to us by the Funds and the Trusts. We have not independently verified such information. Current or future expenses may be greater or less than those shown.

10
The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for certain Funds that require the investment adviser to reimburse or waive Fund expenses above a certain threshold for a limited period of time ending no earlier than April 30, 201 3 . For more information about these arrangements, consult the prospectuses for the Funds.

For information concerning compensation paid in connection with the sale of the Policy, see “Additional Information – Selling the Policy.”

Transamerica Advisors Life Insurance Company (formerly, Merrill Lynch Life Insurance Company)

We are a stock life insurance company located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499-0001, organized under the laws of the State of Washington on January 27, 1986 and redomesticated under the laws of the State of Arkansas on August 31, 1991. On December 28, 2007, we became an indirect wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). AEGON is indirectly owned by AEGON N.V. of the Netherlands, the securities of which are publicly traded. AEGON N.V. of the Netherlands conducts its business through subsidiary companies engaged primarily in the insurance business. We were formerly an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“Merrill Lynch”). We are authorized to sell life insurance and annuities in 49 states, Puerto Rico, Guam, the U.S. Virgin Islands and the District of Columbia.

Financial Condition of the Company

The benefits under the Policy are paid by TALIC from its general account assets and/or your cash value held in the Company’s separate account.  It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your investment base that is allocated to the investment divisions of the Separate Account. Your investment base in those investment divisions constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See “The Separate Account.”

Assets in the General Account. Any guarantees under the policy that exceed your investment base, such as those associated with any death benefit riders, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Policy in excess of investment base are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Policies supported by it.   We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

We are continuing to evaluate our investment portfolio to mitigate market risk and actively manage the investments in the portfolio. For additional information about our financial condition, please see our Annual Report on Form 10-K, which is available on our website at www.aegonisn.com.

How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our financial statements, as well as the financial statements of the Separate Account, are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the telephone number or address of our Service Center referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

The Separate Account, the Funds, and the Trusts

The Separate Account

Tandem Insurance Group, Inc. (“Tandem”) established the Separate Account, a separate investment account, on November 19, 1990. We acquired the Separate Account on October 1, 1991, when Tandem merged with and into Transamerica Advisors Life Insurance Company. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve any supervision by the SEC over the investment policies or practices of the Separate Account. The Separate Account meets the definition of a separate account under the Federal securities laws. We use the Separate Account to support the Policy as well as other variable life insurance policies we issue. The Separate Account is also governed by the laws of the State of Arkansas, our state of domicile.

We own the assets in the Separate Account. We keep the Separate Account’s assets apart from our general account and any other separate accounts we may have. Arkansas insurance law provides that the Separate Account’s assets, to the extent of its reserves and liabilities, may not be charged with liabilities arising out of any other business we conduct.

Obligations to policy owners and beneficiaries that arise under the Policy are our obligations. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are, in accordance with the Policy, credited to or charged against the Separate Account without regard to our other income, gains or losses. The assets in the Separate Account will always be at least equal to the reserves and other liabilities of the Separate Account. If the Separate Account’s assets exceed the required reserves and other Policy liabilities, we may transfer the excess to our general account.

The investment divisions in the Separate Account are available for investment in shares of portfolios of the following Funds and Trusts:

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “AIM V.I. Funds”);

•	AllianceBernstein Variable Products Series Fund, Inc. (the “AllianceBernstein Fund”);

•	BlackRock Series Fund, Inc. (the “Series Fund”);

•	BlackRock Variable Series Funds, Inc. (the “Variable Series Funds”);

•	Merrill Lynch Fund of Stripped (“Zero”) U.S. Treasury Securities; and

•	MFS® Variable Insurance TrustSM (the “MFS Trust”).

For more information, see “The Funds” and “The Trusts” below. You will find complete information about the Funds and the Trusts, including the risks associated with each portfolio, in the accompanying prospectuses and statements of additional information. Read these carefully before investing, along with this Prospectus.

Changes Within the Separate Account

We may add new investment divisions. We can also close or eliminate investment divisions, combine two or more investment divisions, or substitute a new portfolio for the portfolio in which an investment division invests without your consent. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Policy or, in our sole discretion, for any other reason. This may happen due to a change in laws or regulations, or a change in a portfolio’s investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. If necessary, we would obtain approval from the Arkansas State Insurance Department and the SEC and any other required approvals before making such a substitution. A new or substituted portfolio may have different fees and expenses and its availability may be limited to certain classes of purchasers. Substitution may be made with respect to existing investment base or the investment of future additional payments, or both for some or all classes of Policies. Furthermore, we may close investment divisions to allocation of additional payments or investment base, or both, for some or all classes of Policies at any time in our sole discretion.

Subject to any required regulatory approvals, we can transfer assets of the Separate Account or of any of the investment divisions to another separate account or investment division.

When permitted by law, we also can:

•	Deregister the Separate Account under the 1940 Act.
•	Operate the Separate Account as a management company under the 1940 Act.
•	Restrict or eliminate any voting rights of policy owners, or other persons who have voting rights as to the Separate Account. and

•	Combine the Separate Account with other separate accounts.

We reserve the right to make other structural or operating changes affecting the separate account.

The Funds

Each division of the Separate Account invests exclusively in shares of a designated portfolio of a Fund (or in specific units of the Trusts, as discussed below in “The Trusts”). Shares of each portfolio are purchased and redeemed at net asset value, without a sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio. Each Fund available under the Policy is registered with the SEC under the 1940 Act as an open-end, management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

The assets of each portfolio are separate from the assets of any other portfolio, and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate investment portfolio and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Each of the portfolios is managed by an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended. Each investment adviser is responsible for the selection of the investments of the portfolio. These investments must be consistent with the investment objective, policies, and restrictions of that portfolio.

Although the investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other portfolio, even where the investment advisers or manager is the same. Differences in portfolio size, actual investments held, portfolio expenses, and other factors all contribute to differences in fund performance. For all of these reasons, you should expect investment results to differ. In particular, certain portfolios or Funds available only through the Policy have names similar to funds not available through the Policy. The performance of any fund not available through the Policy is not indicative of performance of the similarly named portfolio or Fund available through the Policy.

An investment in a division, or in any portfolio, including the BlackRock Money Market Portfolio, is not insured or guaranteed by the U.S. Government and there can be no assurance that the BlackRock Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to insurance charges, the yields on the BlackRock Money Market Portfolio division may become extremely low and possibly negative.

Investment Objectives of the Portfolios

The following table summarizes each portfolio’s investment objective(s), investment adviser(s), and asset class/investment style. There is no assurance that any of the portfolios will achieve its stated objective(s). You can find more detailed information about the portfolios, including a description of risks, in the prospectuses for the Funds. You should read the Funds’ prospectuses carefully

Portfolio	Investment Objective	Investment Adviser(s)/Subadviser	Asset Class/ Investment Style
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)
Invesco Van Kampen V.I. American Franchise Fund (Series I)	Seeks to provide long-term growth of capital.	Invesco Advisers, Inc.	Domestic Equity/Large Cap Growth

Invesco V.I. Core Equity Fund (Series I)	Seeks long-term growth of capital.	Invesco Advisers, Inc.	Domestic Equity/Large Cap Blend

Portfolio	Investment Objective	Investment Adviser(s)/Subadviser	Asset Class/ Investment Style
AllianceBernstein Variable Product Series Fund, Inc.
AllianceBernstein VPS Large Cap Growth Portfolio (Class A)	Seeks long-term growth of capital.	AllianceBernstein L.P.	Domestic Equity/ Large Cap Growth
BlackRock Series Fund, Inc.
BlackRock Balanced Capital Portfolio	Seeks high total investment return.	BlackRock Advisors, LLC (“BlackRock Advisors”) Subadviser: BlackRock Investment Management, LLC and BlackRock Financial Management, Inc.	Balanced/US

BlackRock Total Return Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors Subadviser: BlackRock Financial Management, Inc.	Fixed Income/Intermediate Term

BlackRock Global Allocation Portfolio	Seeks high total investment return.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited	Balanced/Global

BlackRock U.S. Government Bond Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors Subadviser: Blackrock Financial Management, Inc.	Fixed Income/Intermediate Term

BlackRock High Yield Portfolio	Seeks to maximize total return, consistent with income generation and prudent investment management	BlackRock Advisors Subadviser: Blackrock Financial Management, Inc.	Fixed Income/ High Yield

BlackRock Large Cap Core Portfolio	Seeks long-term growth of capital and income, and moderate current income.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Blend

Portfolio	Investment Objective	Investment Adviser(s)/Subadviser	Asset Class/ Investment Style
BlackRock Money Market Portfolio	Seeks to preserve capital, maintain liquidity, and achieve the highest possible current income consistent with the foregoing.	BlackRock Advisors Subadviser: BlackRock Institutional Management Corporation	Fixed Income/ Money Market

BlackRock Variable Series Funds, Inc.
BlackRock Balanced Capital V.I. Fund (Class I)*
Seeks a level of current income and a degree of stability of principal not normally available from an investment solely in equity securities and the opportunity for capital appreciation greater than is normally available from investments solely in debt securities.
		BlackRock Advisors Subadviser: BlackRock Financial Management, Inc. and BlackRock Investment Management, LLC	Balanced/US

BlackRock Basic Value V.I. Fund (Class I)	Seeks capital appreciation and, secondarily, income.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Value

BlackRock Equity Dividend V.I. Fund	Seeks long-term total return and current income.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Value

BlackRock Global Allocation V.I. Fund (Class I)	Seeks high total investment return.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited	Balanced/Global

BlackRock Global Opportunities V.I. Fund (Class I)	Seeks long-term growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	International Equity/Global

BlackRock S&P 500 Index V.I. Fund (Class I)	Seeks investment results that, before expenses, correspond to the aggregate price and yield performance of the Standard & Poor’s 500 Index.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Blend

BlackRock International V.I. Fund (Class I)	Seeks current income and long-term growth of income, accompanied by growth of capital.	BlackRock Advisors Subadviser: BlackRock Investment Management, International Limited	International Equity/ International

Portfolio	Investment Objective	Investment Adviser(s)/Subadviser	Asset Class/ Investment Style
BlackRock Large Cap Growth V.I. Fund (Class I)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Growth

BlackRock Large Cap Value V.I. Fund (Class I)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Large Cap Value

BlackRock Value Opportunities V.I. Fund (Class I)	Seeks long-term capital growth.	BlackRock Advisors Subadviser: BlackRock Investment Management, LLC	Domestic Equity/Small Cap Blend

MFS® Variable Insurance Trustsm
MFS ® Growth Series	Seeks capital appreciation.	Massachusetts Financial Services Company	Domestic Equity/Large Cap Growth

Note: There can be no assurance that the BlackRock Money Market portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the BlackRock Money Market investment division may become extremely low and possibly negative.

In order to obtain a free copy of the Fund prospectuses, you may call one of our customer service representatives at 1-800-535-5549.

Please read the prospectuses for the Funds to obtain more complete information regarding the portfolios.

Certain Payments We Receive With Regard to the Funds

We receive payments from the investment adviser (or affiliates thereof) of the Funds and the Trusts. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Policy and, in our role as an intermediary, the Funds. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Fund assets. Policy owners, through their indirect investment in the Funds, bear the costs of these investment advisory fees. The amount of the payments we receive is based on a percentage of the assets of the particular Funds attributable to the Policy and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ and may be significant. Some advisers (or affiliates) may pay more than others. These percentages  range from 0.15% to 0.381% (annually) of average Fund assets owned by the investment divisions available under the Policy and under certain other variable insurance products offered by us or our affiliates.

Additionally, retail mutual funds managed by the advisers or subadvisers of the Funds may be sold through Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S”); the Policies are sold by registered representatives of MLPF&S. (See “Additional Information — Selling the Policy.”) These advisers and subadvisers (or their affiliates) may provide MLPF&S, as a selling firm, with payments or non-cash compensation, such as payments for certain marketing and distribution services, in connection with the retail mutual funds that they manage. In addition, consistent with FINRA rules, Fund distributors and/or their affiliates may pay for or make contributions to MLPF&S for training and education seminars for MLPF&S employees, clients and potential clients, due diligence meetings regarding their funds, recreational activities, or other non-cash items. From time to time, MLPF&S may recognize certain Financial Advisors through promotional programs that include mutual funds. These programs may reward Financial Advisors with compensation, including attendance at off-site locations and/or various employee training sessions that may be sponsored or co-sponsored by mutual fund companies whose funds MLPF&S makes available, including the Fund advisers and/or subadvisers. These amounts may be significant and these programs may provide the Fund adviser and subadviser (or their affiliates) with increased visibility to MLPF&S’s Financial Advisors, which are also involved in the distribution of the Policies.

Selection of Underlying Funds

The underlying Funds offered through this Policy are selected by us and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or subadviser’s reputation and tenure, brand recognition, performance, and/or the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund’s adviser or subadviser is one of our affiliates, or whether the Fund, its adviser, or an affiliate, makes payments to us in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for sales of the Policies. For additional information on these arrangements, see “Certain Payments We Receive With Regard to the Funds” (above). We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of investment base if we determine that the Fund no longer meets one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from policy owners.

You are responsible for choosing the investment divisions and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi/annual reports. After you select investment divisions, you should monitor and periodically reevaluate your allocations to determine if they are still appropriate. Please Note: Certain underlying Fund portfolios have similar names; it is important that you state or write the full name of the underlying Fund portfolio to which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount being credited to the correct investment division.

The Company does not provide investment advice and does not recommend or endorse any particular underlying Fund. You bear the risk of any decline in the investment base of your Policy resulting from the performance of the Funds you have chosen.

Resolving Material Conflicts

The Trusts and Funds sell their shares to our separate accounts in connection with variable annuity and/or variable life insurance products, and may also sell their shares to separate accounts of affiliated and/or unaffiliated insurance companies. Certain Funds and Trusts may also offer their shares to pension and retirement plans and to “fund of funds” (open-end management investment companies, or series thereof, that offer their shares exclusively to insurance companies, their separate accounts and/or to qualified plans).

It is possible that differences might arise between our Separate Account and one or more of the other separate accounts that invest in the Funds. In some cases, it is possible that the differences could be considered “material conflicts.” Such a “material conflict” could also arise due to changes in the law (such as state insurance law or Federal tax law) which affect these different variable life insurance and variable annuity separate accounts. It could also arise by reason of differences in voting instructions from our policy owners and those of the other insurance companies, or for other reasons. We will monitor events to determine how to respond to conflicts. If a conflict occurs, we may need to eliminate one or more investment divisions of the Separate Account which invest in the Funds or substitute a new portfolio or unit for a portfolio or unit in which a division invests. In responding to any conflict, we will take the action we believe necessary to protect you consistent with applicable legal requirements.

The Trusts

The Trusts are intended to provide safety of capital and a competitive yield to maturity. The Trusts purchase at a deep discount U.S. Government-backed investments that make no periodic interest payments. When held to maturity the investments should receive approximately a fixed yield. The value of Trust units before maturity varies more than it would if the Trusts contained interest-bearing U.S. Treasury securities of comparable maturities.

The Trust portfolios consist mainly of:

•	Bearer debt obligations issued by the U.S. Government stripped of their unmatured interest coupons.

•	Coupons stripped from U.S. debt obligations.

•	Receipts and certificates for such stripped debt obligations and coupons.

The Trusts currently available are shown below:

Trust	Maturity Date

2013	February 15, 2013
2014	February 15, 2014
2019	February 15, 2019

Fixed Income Securities (“FIS”) is the sponsor for the Trusts.

The sponsor will sell units of the Trusts to the Separate Account and has agreed to repurchase units we need to sell them to pay benefits and make reallocations. We pay the sponsor a fee for these transactions and are reimbursed through the trust charge assessed to the divisions investing in the Trusts. (See “Charges and Deductions — Charges to Divisions Investing in the Trusts.”)

FIS specializes in providing trading and support services to broker-dealers, registered representatives, investment advisers and other financial professionals. FIS acts as a sponsor to unit investment trusts through its adviser’s asset management division. FIS headquarters are located at 18925 Base Camp Road, Monument, Colorado 80132 and the Adviser’s Asset Management division can be contacted at 8100 East 22nd Street North, Suite 900B, Wichita, Kansas 67226-2309, telephone (877) 858-1773. FIS is a registered broker-dealer and investment adviser, a member of FINRA and SIPC and a registrant of the MSRB.

Please read the attached prospectus for the Trusts to obtain more complete information regarding the Trusts.

Voting Rights

We are the legal owner of all Fund shares held in the Separate Account. We have the right to vote on any matter put to vote at the Funds’ shareholder meetings. However, we will vote all Fund shares attributable to Policies according to instructions we receive from policy owners. We will vote shares attributable to Policies for which we receive no voting instructions in the same proportion as shares in the respective investment divisions for which we receive instructions. We will also vote shares not attributable to Policies in the same proportion as shares in the respective divisions for which we received instructions. Therefore, because of proportional voting, a small number of policy owners may control the outcome of a vote. We may vote Fund shares in our own right if any Federal securities laws or regulations, or their present interpretation, change to permit us to do so.

We determine the number of shares attributable to you by dividing your Policy’s investment base in a division by the net asset value of one share of the corresponding portfolio. We count fractional votes.

Under certain circumstances, state regulatory authorities may require us to disregard voting instructions. This may happen if following the instructions would mean voting to change the sub-classification or investment objectives of the portfolios, or to approve or disapprove an investment advisory policy.

We also may disregard instructions to vote for changes in the investment policy or the investment adviser if it disapproves of the proposed changes. We would disapprove a proposed change only if it was:

•	Contrary to state law.

•	Prohibited by state regulatory authorities. or

•	Decided by management that the change would result in overly speculative or unsound investments.

If we disregard voting instructions, we will include a summary of our actions in the next semi-annual report.

The Policy

Availability

The Policy is not for sale to new purchasers. When we offered the Policy, we issued it for an insured up to age 75. The minimum single payment for a Policy was the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the payment required to purchase a face amount of at least $100,000. Subject to certain conditions, you may make additional unplanned payments (See “Premiums — Making Additional Payments.”)

Who May be Covered

We use two methods of underwriting:

•	Simplified underwriting, with no physical exam; and

•	Para-medical or medical underwriting with a physical exam.

The single premium and the age of the insured determine whether we do underwriting on a simplified or medical basis. The chart below shows the maximum premium that we will underwrite on a simplified basis:

Age	Maximum
0-14	$25,000
15-29	50,000
30-39	75,000
40-49	100,000
50-75	150,000

However, if you select the maximum face amount (see “Premiums — Selecting the Initial Face Amount”), we take the anticipated net amount at risk at the time of issue into account in determining the method of underwriting.

We assign insureds to underwriting classes which determine the mortality rates we will use in calculating mortality cost deductions, and which determine the guaranteed mortality rates we use in calculating net single premium factors and guarantee periods. In assigning insureds to underwriting classes, we distinguish between those insureds underwritten on a simplified basis and those on a para-medical or medical basis. Under both the simplified and medical underwriting methods we may issue Policies either in the standard or non-smoker underwriting class. We also may issue Policies on insureds in a “substandard” underwriting class. Individuals in substandard classes have health or lifestyle factors less favorable than the average person. For a discussion of the effect of underwriting classification on mortality cost deductions, see “Charges and Deductions — Charges Deducted from the Investment Base.”

Guarantee Period

The guarantee period is the period of time we guarantee that the Policy will remain in force regardless of investment experience unless loan debt exceeds the larger of the cash surrender value and the tabular value. (For more information about cash surrender value and tabular value, see “Policy Values.”) We base the guarantee period on the payments made, the guaranteed maximum mortality rates in the Policy, the deferred policy loading, and a 4% annual interest assumption. This means that for a given payment and face amount different insureds will have different guarantee periods depending on their age, sex and underwriting class. For example, an older insured will have a shorter guarantee period than a younger insured of the same sex and in the same underwriting class.

Right to Cancel (“Free Look” Period)

When we offered the Policy for sale to new purchasers, you could cancel your Policy during the “free look” period by returning it for a refund. Generally, the “free look” period ends 10 days after you receive the Policy. Some states allow a longer period of time to return the Policy. If required by your state, the “free look” period ends the later of 10 days after you receive the Policy and 45 days from the date you execute the application. To cancel the Policy during the “free look” period, you must mail or deliver the Policy to our Service Center or to the registered representative who sold it. We will refund your initial premium and any additional payments made, without interest. We may require you to wait six months before applying for another policy.

Corporations that purchase one or more Policies at the same time with an aggregate single premium of at least $250,000, where the investment base has at all times been allocated in the division investing in the BlackRock Money Market Portfolio and where no additional payments have been made nor policy loans taken, may cancel a Policy and receive the greater of the premium paid without interest and the net cash surrender value.

Right to Exchange the Policy

Within 18 months of the issue date you may exchange your Policy for a policy with benefits that do not vary with the investment results of a separate account. Your request must be in writing. Also, you must return the original Policy.

The new policy will have the same policy owner and beneficiary as those of the original Policy on the date of the exchange. It will also have the same issue age, issue date, face amount, cash surrender value, benefit riders and underwriting class as the original Policy. Any loan debt will be carried over to the new policy.

We will not require evidence of insurability to exchange for a new “fixed” policy.

Tax-Free ‘Section 1035’ Exchanges

You can generally exchange one life insurance policy for another in a ‘tax-free exchange’ under Section 1035 of the Internal Revenue Code of 1986, as amended (the “Code”). Before making an exchange, you should compare both policies carefully. It may not be in your best interest to exchange (or surrender, lapse, change, or borrow) from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy. Charges for the Policy may be higher (or lower) and the benefits may be different. The Policy will have new suicide and incontestability periods during which benefits may be denied in certain circumstances. Your old policy’s suicide and incontestability periods may have expired. If the exchange does not qualify for Section 1035 treatment, you may have to pay Federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you the Policy (that person will generally earn a commission if you buy the Policy through an exchange or otherwise).

State Variations

Policies issued in your state may provide different features and benefits from those described in this Prospectus. This Prospectus provides a general description of the Policies. Your actual Policy and any endorsements are the controlling documents, and should be read carefully. If you would like to review a copy of the Policy or any endorsements, contact our Service Center.

Ownership Rights

The policy owner is the insured, unless someone other than the insured has been named as the policy owner in the application. The policy owner has all rights and options described in the Policy, including changing the policy owner, assigning the Policy, naming beneficiaries, and changing the insured.

If you are not the insured, you may want to name a contingent policy owner. If you die before the insured, the contingent policy owner will own your interest in the Policy and have all your rights. If you do not name a contingent policy owner, your estate will then own your interest in the Policy at your death.

If there is more than one policy owner, we will treat the policy owners as joint tenants with rights of survivorship unless the ownership designation provides otherwise. We may require completion of additional forms. The policy owners must exercise their rights and options jointly, except that any one of the policy owners may reallocate the Policy’s investment base by phone if the policy owner provides the personal identification code as well as the Policy number. One policy owner must be designated, in writing, to receive all notices, correspondence and tax reporting to which policy owners are entitled under the Policy.

Policy Changes (Applicable Federal Tax Law)

To receive the tax treatment accorded to life insurance under Federal income tax law, the Policy must qualify initially and continue to qualify as life insurance under the Code or successor law. We reserve the right to make changes in the Policy or its riders or to make distributions from the Policy to the extent necessary to continue to qualify the Policy as life insurance.

Any changes will apply uniformly to all Policies that are affected and you will be given advance written notice of such changes.

Premiums

Initial Premium
Minimum

To purchase a Policy, you had to complete an application and pay a premium. We required the premium to put the Policy into effect. The minimum single premium for a Policy was the lesser of (a) $5,000 for an insured under age 20 and $10,000 for an insured age 20 and over, or (b) the premium required to purchase a face amount of at least $100,000. You may make additional payments, as described below.

Selecting the Initial Face Amount

Your initial premium determined the face amount of your Policy. For a given initial premium you may choose your initial face amount. The minimum face amount is the amount which will provide a guarantee period for the insured’s entire life. The maximum face amount is the amount which will give you the minimum guarantee period we require for the insured’s age, sex, and underwriting class. As the face amount is increased for a given single premium, the guarantee period becomes shorter and the mortality costs in the early policy years are larger to cover the increased amounts of insurance.
Making Additional Payments

After the end of the “free look” period, you may make additional payments any time you choose up to four times a policy year. The minimum additional payment we will accept is $1,000. We may require satisfactory evidence of insurability before we accept a payment if the payment increases the net amount at risk under the Policy, or if the guarantee period at the time of payment is less than one year. You must submit a form when you make additional payments.

If an additional payment requires evidence of insurability, we will invest that payment in the division investing in the BlackRock Money Market Portfolio on the next business day after we receive it. Once we complete the underwriting and accept the payment, we will allocate the payment either according to your instructions or, if you do not give us instructions, proportionately to the investment base in the Policy’s investment divisions.

Effect of Additional Payments

Currently, we will accept any additional payment not requiring evidence of insurability the day we receive it in good order at our Service Center. On the date we accept an additional payment we will:

•	Increase the Policy’s investment base by the amount of the payment. and

•	Increase the deferred policy loading (see “Charges and Deductions — Charge Deducted from the Investment Base”).

If an additional payment requires evidence of insurability, once we complete underwriting and accept the payment, the additional payment will be reflected in Policy values as described above. If mandated under applicable law, we may be required to reject a payment.

As of the policy processing date on or next following our receipt and acceptance of an additional payment at our service center (in good order), we will reflect the payment in the calculation of the variable insurance amount (see “Death Benefit — Variable Insurance Amount”) and increase either the guarantee period or face amount or both. If the guarantee period before acceptance of an additional payment is less than for life, we will first use payments to extend the guarantee period. Any amount greater than that required to extend the guarantee period to the insured’s lifetime or any subsequent additional payment will be used to increase the Policy’s face amount.
If the insured dies after we receive and accept an additional payment and before the next policy processing date, we will pay the beneficiary the larger of:

•	The amount of the death benefit we calculate as of the prior policy processing date plus the amount of the additional payment. or

•
The cash surrender value as of the date we receive and accept the additional payment at our service center (in good order) multiplied by the net single premium factor as of such date (see “Death Benefit — Net Single Premium Factor”).

We will reduce the death benefit by any loan debt and any overdue charges if the Policy is in a grace period.

Unless you specify otherwise, if there is any loan debt, we will apply any unplanned payment made first as a loan repayment and we will return any excess amount to you. (See “Loans.”)

Investment Base Allocations

Investment Base Allocation During the “Free Look” Period

We will place the single premium you submit with your application in the investment division investing in the BlackRock Money Market Portfolio as of the business day we receive the payment at our Service Center. Your application sets forth this designation. We will not make an allocation change during the “free look” period. We will reallocate the investment base to the investment divisions you’ve selected. You may invest in up to five of the investment divisions at any time.

Changing Your Investment Allocations

You may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We will notify you if we impose any limitations. We may assess a $25 charge for each allocation change in excess of five per policy year. To change your investment base allocation, please call or write our Service Center. Any change in investment base allocation will be effective at the end of the business day on which we receive your request in good order at our Service Center. A dollar cost averaging feature is also available. (See “Reallocations.”)

Trust Allocations

If your investment base is in any of the Trusts, we will notify you 30 days before that Trust matures. Tell us in writing at least seven days before the maturity date how to reinvest the proceeds. If you do not tell us, we will move the proceeds to the investment division investing in the BlackRock Money Market Portfolio, and it will not count as one of the five reallocations permitted in a policy year. When we receive a request for reallocation, units of a specific Trust may no longer be available. Should this occur, we will attempt to notify you immediately so that you can change the request.

Policy Values

Separate Account Index

Each investment division has a distinct unit value (also referred to as “price” or “separate account index” in reports we furnish to you). When you allocate your payments or investment base to an investment division (for example, due to a reallocation), we purchase units based on the value of a unit of the investment division as of the end of the valuation period during which the allocation occurs. When you transfer or deduct amounts out of an investment division (for example, due to a surrender or reallocation), we redeem units in a similar manner.

When we establish an investment division, we set an initial value for the separate account index (usually $10.00). The separate account index for each subsequent valuation period fluctuates based upon the net rate of return for that period, of the Fund portfolio or Trust unit in which the investment division invests, and equals the index for the preceding valuation period multiplied by the experience factor for the current period.

The experience factor for an investment division’s valuation period reflects the investment experience of the portfolio in which the division invests as well as the charges assessed against the division. The factor is calculated as follows:

(1)	We take the net asset value as of the end of the current valuation period of the portfolio in which the division invests.

(2)
We add to (1) the amount of any dividend or capital gains distribution declared during the current valuation period for the investment portfolio. We subtract from that amount a charge for our taxes, if any.

(3)	We divide (2) by the net asset value of the portfolio at the end of the preceding valuation period.

(4)	We subtract a charge not to exceed the mortality and expense risk charge for each day in the valuation period.

(5)	For divisions investing only in the Trusts, we subtract an additional charge not to exceed the daily Trust Charge for each day in the valuation period.

Calculations for investment divisions investing in the Funds are made on a per share basis. Calculations for investment divisions investing in the Trusts are on a per unit basis.

Investment Base

A Policy’s investment base is the sum of the amounts invested in each of the investment divisions. We adjust the investment base daily to reflect the investment performance of the investment divisions you’ve selected.

Certain charges and policy loans decrease the investment base. (See “Charges and Deductions — Charges Deducted from the Investment Base” and “Loans.”) Loan repayments and additional payments increase it. You may elect in writing from which investment divisions loan collateral is taken and to which investment divisions loan repayments and additional payments are added. If you do not make an election, we will allocate increases and decreases proportionately to your investment base in the investment divisions you have selected.

Cash Surrender Value

The cash surrender value may increase or decrease on any day, depending on the investment results for the investment divisions, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions. No minimum amount is guaranteed.

We calculate the cash surrender value as follows:

On the Policy Date

The cash surrender value equals the investment base plus any loan debt less the deferred policy loading not yet collected.

On Each Subsequent Policy Processing Date

The cash surrender value equals the investment base plus any loan debt, less the deferred policy loading not yet collected. On a policy processing date other than a policy anniversary, we also subtract the pro-rata net loan cost since the last policy anniversary (or since the policy date if during the first policy year).

On a Date During a Policy Processing Period

The cash surrender value equals the investment base plus any loan debt as of such date, less the pro-rata net loan cost since the last policy anniversary (or since the policy date if during the first policy year), less the deferred policy loading not yet collected, less the pro-rata mortality cost since the last policy processing date, and less any administrative and other fees that would otherwise be deducted on the next policy processing date.

Net Cash Surrender Value

The net cash surrender value equals cash surrender value less any loan debt.

Tabular Value

The tabular value is equal to the cash surrender value when we issue your Policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, premium payments, loading, and guarantee period (based on a 4% interest rate per year and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your Policy during the guarantee period.

Charges and Deductions

We deduct the charges described below to cover services and benefits we provide, costs and expenses we incur, and risks we assume under the Policy. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular Policy. For example, the sales load may not fully cover all of the sales and distribution expenses we actually incur. We may use proceeds from other charges, including the mortality and expense risk charge and mortality cost, in part to cover such expenses. The fees and charges we deduct under the Policy may result in a profit to us.

Services and benefits we provide:	•The death benefit, surrender and loan benefits under the Policy.
•Investment options, including investment allocations.
•Administration of elective options.
•The distribution of reports to policy owners.

Costs and expenses we incur:	•Costs associated with processing and underwriting applications, and issuing and administering the Policy.
•Overhead and other expenses for providing services and benefits.
•Sales and marketing expenses.
•Other costs of doing business, such as collecting payments, maintaining records, processing claims, effecting transactions, and paying Federal, state, and local premium and other taxes and fees.

Risks we assume include but are not limited to:	•That the mortality cost charges we deduct are insufficient to meet our actual claims because insureds die sooner than we anticipate.
•That the costs of providing the services and benefits under the Policy exceed the charges we deduct.

Charges Deducted from the Investment Base

Deferred Policy Loading

We assess a deferred policy loading of 7% of each payment made in the first year, and 6.5% of each payment made after the first year. Because the deferred policy loading is a percentage of each payment made, the greater the amount and frequency of payments you make, the greater the amount of the charge we will assess.

The deferred policy loading consists of a sales load, first year administrative expense (not assessed against additional payments we receive after the first policy year), and a premium tax charge.

Sales Load. The sales load is equal to a maximum of 4.0% of the single premium and any additional payments. It compensates us for sales expenses. We may reduce the sales load if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.

First Year Administrative Expense. The first year administrative expense is equal to a maximum of 0.5% of the single premium and any additional payments we receive in the first policy year. It compensates us for the expenses associated with issuing the Policies. We may reduce the first year administrative expense if cumulative payments are sufficiently high to reach certain breakpoints, and in certain group or sponsored arrangements.

We currently do not make any charges for administrative expenses beyond the first year. We will not impose any in the future.

Premium Tax Charge. The state premium tax charge is equal to 2.5% of the single premium and any additional payments.

Although chargeable to each payment, we advance the amount of the deferred policy loading to the Separate Account as part of your investment base. We then collect these funds in equal installments (of 0.70% of each payment we receive during the first policy year and 0.65% of each payment thereafter) on the ten policy anniversaries on or following the date we receive and accept a payment. However, in determining the amount payable on surrender of the Policy, we subtract from the investment base the balance of the deferred policy loading that has not yet been deducted.

Mortality Cost (Cost of Insurance)

We deduct a mortality cost, calculated as of the previous policy processing date, from the investment base on each policy processing date after the policy date. This charge compensates us for the cost of providing life insurance coverage on the insured. The charge depends on a number of variables (e.g., the insured’s underwriting class, sex (except for Montana and Massachusetts), attained age, and the Policy’s net amount at risk) that will cause it to vary from Policy to Policy and from month to month. We assess the mortality cost charge until the insured’s attained age 100.
The mortality cost is equal to:

➢	The current cost of insurance rate; multiplied by

➢	The Policy’s net amount at risk.

Current mortality costs also include a flat fee component. We base the cost of insurance rates on each insured’s underwriting class, sex, and attained age.

The net amount at risk may increase or decrease depending on the investment experience of the portfolios in which you are invested, any additional payments you make, the fees and charges deducted under the Policy, Policy riders, and any Policy transactions (such as loans). Therefore, mortality cost charges can increase or decrease.

Current mortality rates may be equal to or less than the guaranteed mortality rates. For insureds age 20 and over, current mortality rates also distinguish between insureds in a smoker (standard) underwriting class and insureds in a non-smoker underwriting class. Because we do less underwriting under the simplified underwriting method, the guaranteed maximum mortality rates are higher for the simplified classes than for the medical underwriting classes. The current mortality rates for the simplified classes may be higher than the guaranteed rates for the medical classes depending on the age and sex of the insured. Mortality rates are generally higher for male insureds than for female insureds of the same age and underwriting class, and ordinarily increase with age.

We guarantee that the current mortality rates will never exceed the maximum guaranteed rates shown in the Policy. We use the 1980 Commissioners Standard Ordinary Mortality Table (1980 CSO Table) for Policies underwritten on a medical basis and the 1980 Commissioners Extended Term Mortality Table (1980 CET Table) for Policies underwritten on a simplified basis to determine these maximum rates if the Policies are issued on insureds in a standard or non-smoker underwriting class. For Policies issued on substandard basis we use a multiple of the 1980 CSO Table. The maximum guaranteed mortality rates we may charge using the 1980 CET Table are equivalent to 130% of the 1980 CSO Table for male ages 38 and above and female ages 41 and above. At younger ages, the rates vary from 130% of the 1980 CSO Table to 212% at ages where the 1980 CSO rates are the lowest. Even though we can charge up to the 1980 CET Table, the current mortality rates we use for insureds in the non-smoker simplified underwriting class are equal to or less than the 1980 CSO Table.

To the extent the 1980 CET Table is considered substandard we would in effect be charging you a substandard mortality cost, even if the insured was healthy, to the extent:

•	We ever increased the current mortality rates above the 1980 CSO Table for those insureds in the non-smoker simplified underwriting class; or

•	The insured is underwritten under the simplified method but is not in the non-smoker class.

During the period between policy processing dates, the net cash surrender value takes the mortality cost into account on a pro-rated basis.

During the guarantee period, we limit the deduction for mortality cost if investment results are unfavorable. We do this by substituting, in our calculation, the tabular value for the cash surrender value in determining the net amount at risk, and multiplying the net amount at risk by the guaranteed maximum mortality rate. We will deduct this alternate amount from the investment base when it is less than the mortality cost that we would have otherwise deducted.

Reallocation Charges

We currently allow you to change investment allocations as often as you wish without charge. However, we may deduct reallocation charges from your investment base if you change your investment base allocation more than five times per policy year. If we impose this charge, it will equal $25.00 for each allocation change you make during a policy processing period that exceeds five for the policy year. We will deduct this charge, which compensates us for the cost of processing the reallocations, on the policy processing date on or next following the reallocation.

Net Loan Cost

On each policy anniversary, if there has been any loan debt during the prior year, we reduce the investment base by the net loan cost (the difference between the interest charged and the earnings on the amount held as collateral in the general account) and add that amount to the amount held in the general account as collateral for the loan. For each of the first ten policy years, the net loan cost equals 0.75% of the loan debt on the previous policy anniversary (taking into account any loans and repayments since then). After the first ten policy years, the net loan cost equals 0.60%. We will not increase the net loan cost. We take the net loan cost into account in determining the net cash surrender value of the Policy if the date of surrender is not a policy anniversary.

Charges to the Separate Account

Mortality and Expense Risk Charge

Each day we deduct an asset charge from each division of the Separate Account to cover our mortality, expense, and guaranteed benefits risks. The total amount of this charge is equivalent to 0.60% annually at the beginning of the year.

•	The mortality risk is the risk we assume that insureds as a group will live for a shorter time than actuarial tables predict. As a result, we would be paying more in death benefits than planned.

•	The expense risk is the risk we assume that it will cost us more to issue and administer the Policies than expected.

•
The guaranteed benefits risks are the risks we assume for potentially unfavorable investment results. One risk is that the Policy’s net cash surrender value cannot cover the charges due during the guarantee period. The other risk is that we may have to limit the deduction for mortality cost (see “Mortality Cost (Cost of Insurance)” above).

If the mortality and expense risk charge is not enough to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, the excess will be added to our profit and may be used to finance distribution expenses. We cannot increase the total charge.

Charges to Divisions Investing in the Trusts

We assess a daily trust charge against the assets of each division investing in the Trusts. This charge reimburses us for the transaction charge paid to the principal underwriter of the Policies, Transamerica Capital, Inc., when units are sold to the Separate Account. The trust charge is currently equivalent to 0.34% annually at the beginning of the year. We may increase it, but it will not exceed 0.50% annually at the beginning of the year. The charge is based on cost with no expected profit. We assess this charge in addition to the mortality and expense risk charge.

Rider Charges

We will deduct a charge if you add certain riders to your Policy. Each rider charge is summarized in the Fee Table in this Prospectus. Any rider charges applicable to your Policy will be indicated in the rider you receive.

Portfolio Expenses

The value of the net assets of each investment division is reduced by the investment management fees and other expenses incurred by the corresponding portfolio in which the investment division invests. You pay these fees and expenses indirectly. See the table of Annual Portfolio Operating Expenses in this Prospectus and the Funds’ and Trusts’ prospectuses for further information on these fees and expenses.

Death Benefit

Death Benefit Proceeds

As long as the Policy is in force, we will determine the amount and pay the death benefit proceeds to the beneficiary when we receive all information needed to process the death benefit claim, including due proof of the insured’s death, in good order at our service center. When we first receive reliable notification of the insured’s death by a representative of the policy owner or the insured, we may transfer the investment base to the division investing in the BlackRock Money Market Portfolio, pending payment of death benefit proceeds.

Death benefit proceeds equal:	•The death benefit, which is the larger of the current face amount and the variable insurance amount (see below); less
•Any loan debt; and less
•Any overdue charges if the Policy is in a grace period (see “Policy Termination — When the Guarantee Period is Less Than for Life”).

The values used in calculating the death benefit proceeds are as of the date of death. The death benefit will never be less than the amount required to keep the Policy qualified as life insurance under Federal income tax laws.

The amount we pay on death will be greater when we receive and accept an additional payment during a policy processing period and the insured dies prior to the next policy processing date. (See “Premiums — Making Additional Payments.”)

We may further adjust the amount of the death benefit proceeds if: (1) we contest the validity of a Policy; (2) we contest the amount of the death benefit; (3) the insured commits suicide; or (4) the age or sex of the insured is stated incorrectly in the application.

Variable Insurance Amount

We determine the variable insurance amount on each policy processing date by multiplying the cash surrender value by the net single premium factor. Depending on the investment results of the investment divisions you select, any additional payments you make, the fees and charges we deduct, the interest we credit to our general account as collateral for any loans, and the effect of any Policy transactions, the cash surrender value, and thus the variable insurance amount may go up or down. The death benefit will be the greater of the variable insurance amount and the face amount, less applicable charges.

Net Single Premium Factor

The net single premium factor is based on the insured’s sex, underwriting class, and attained age on the policy processing date. It decreases as the insured’s age increases. As a result, the variable insurance amount will decrease in relationship to the Policy’s cash surrender value. Also, net single premium factors may be higher for a woman than for a man of the same age. Your Policy contains a table of net single premium factors as of each anniversary.

TABLE OF ILLUSTRATIVE NET SINGLE PREMIUM FACTORS
ON POLICY ANNIVERSARIES

Standard-Simplified Issue			Standard Medical Issue
Attained Age	Male	Female	Attained Age	Male	Female
5	8.61444	10.08769	5	10.26605	12.37298
15	6.45795	7.65253	15	7.41158	8.96292
25	4.89803	5.70908	25	5.50384	6.48170
35	3.59024	4.18342	35	3.97197	4.64894
45	2.62620	3.06419	45	2.87749	3.36465
55	1.97694	2.29528	55	2.14058	2.48940
65	1.55349	1.75357	65	1.65786	1.87562
75	1.28954	1.38615	75	1.35394	1.45952
85	1.14214	1.17173	85	1.18029	1.21265

Payment of Death Benefit Proceeds

We will generally pay the death benefit proceeds to the beneficiary within seven days after we receive all the information needed to process the death benefit claim in good order at our Service Center.

We may delay payment, however, if: (1) we are contesting the Policy or the death benefit; (2) the insured has committed suicide; (3) the insured’s age or sex has been stated incorrectly in the application; or (4) any of the circumstances described in “When We Make Payments” occur.

We will add interest from the date of the insured’s death to the date of payment at an annual rate of at least 4%. The beneficiary may elect to receive the proceeds either in a single payment or under one or more income plans described below.

Income Plans

We offer several income plans to provide for payment of the death benefit proceeds to the beneficiary. Payments under these plans do not depend on the investment results of a Separate Account. You may choose one or more income plans at any time during the insured’s lifetime. If you haven’t selected a plan, when the insured dies the beneficiary has one year to apply the death benefit proceeds either paid or payable to one or more of the plans. In addition, if you cancel the Policy for its net cash surrender value, you also may choose one or more income plans for payment of the proceeds.

We need to approve any plan where any income payment would be less than $100. Income plans include:

•	Annuity Plan. An amount can be used to purchase a single premium immediate annuity.

•	Interest Payment. You can leave amounts with us to earn interest at an annual rate of at least 3%.

•	Income for a Fixed Period. We make payments in equal installments for up to 30 years.

•
Income for Life. We make payments in equal monthly installments as long as the named person is living. Other payment schedules may be available on request. Payments end completely when the named person dies.

•
Income for Life with a Fixed Period. We make payments in equal monthly installments until the death of a named person or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

•	Income of a Fixed Amount. We make payments in equal installments until proceeds applied under this option and interest on the unpaid balance at not less than 3% per year are exhausted.

•
Joint Life Income. We make payments in monthly installments as long as at least one of two named persons is living. Other payment schedules may be available on request. While both are living, we make full payments. If one dies, we make payments of at least two-thirds of the full amount. Payments end completely when both named persons die.

•
Joint Life Income with a Fixed Period. We make payments in monthly installments until the death of both named persons or the end of a designated period, whichever is later. The designated period may be for 10 or 20 years. Other designated periods and payment schedules may be available on request.

Under the Income for Life and Joint Life Income Options, our Policy obligation may be satisfied with only one payment if afterward the named person or persons dies. In addition, once in effect, some of the income plans may not provide any surrender rights.

Even if the death benefit under the Policy is excludible from income, payments under the income plan options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the income plans generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the income plans.

Supplemental Benefits (Riders)

The following supplemental benefits (riders) are available. The benefits and restrictions are described in each rider. We will provide samples of these provisions upon request. You should consult a tax advisor to learn about the tax consequences associated with each rider. Each rider may not be available in all states, and a rider may vary by state. The charge for these benefits, if any, is described in the “Fee Table.”

Single Premium Immediate Annuity Rider.  If your state allows, you may have added a Single Premium Immediate Annuity Rider (“SPIAR”) to your Policy. This rider provides you with a fixed income for a period of ten years. If you are the insured and you die before the period ends, we will pay the rider value in a lump sum to the beneficiary under the Policy. For tax purposes, this payment will not be considered part of the life insurance death benefit.

•	If you surrender the rider before the end of the period, we will pay you the rider value over five years or apply it to a lifetime income for you, as you choose.

•	If you are not the insured and you die before the income period ends, we will pay the remaining payments to the new policy owner.

•	If you change the policy owner of the Policy, we will change the policy owner of the SPIAR to the new owner of the Policy.

•
If the Policy ends because the insured dies (where you are not the insured), because we terminate the Policy, or because you’ve cancelled it for its net cash surrender value, we will continue the annuity under the same terms but under a separate written agreement. You can also choose one of the options available upon surrender of the rider.

•	The rider will not have any effect on your Policy’s loan value.

•	We hold the reserves for this rider in our general account.

•	If you pledge, assign, or gift a Policy with a SPIAR, you may have tax consequences. We advise you to consult your tax advisor prior to effecting an assignment, pledge or gift of such a Policy.

Change of Insured Rider.  This rider gives you the right to change the insured once each policy year as of a policy processing date. A change of insured is a taxable event.

Surrenders

You may cancel the Policy at any time while the insured is living and receive the net cash surrender value in a lump sum or under an income plan. (See “Death Benefit—Income Plans” above.) You must make the request in writing in a form satisfactory to us, and return the Policy to our Service Center. The surrender will take effect on the date the Policy and the request are sent to us. All rights to the death benefit will end on the date you send the written request to us. We will determine the net cash surrender value as of the date we receive the Policy and the signed request in good order at our Service Center. Canceling the Policy may have tax consequences. (See “Tax Considerations.”)

You may not make partial withdrawals under the Policy.

When We Make Payments

We generally pay death benefit proceeds, loans, payments under an income plan, and net cash surrender value on cancellation within seven days after our Service Center receives, in good order, all the information needed to process the payment. However, we may delay payment if it isn’t practical for us to value or dispose of Trust units or Fund shares because:

•	The New York Stock Exchange (“NYSE”) is closed;

•	Trading on the NYSE is restricted;

•	The SEC declares that an emergency exists such that it is not reasonably practical to dispose of securities held in the Separate Account or to determine the value of their assets; or

•	The SEC by order so permits for the protection of policy owners.

If you have submitted a recent check or draft, we have the right to defer payment of death benefit proceeds, loans, payments under an income plan, and net cash surrender value on cancellation until such check or draft has been honored.

Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to block a current policy owner’s ability to make certain transactions and thereby refuse to accept any premium payments or requests for transfers, surrenders, death benefits, loans, and income plan payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Policy to government regulators.

Reallocations

Reallocating the Investment Base

You or your registered representative of record can reallocate your investment base among the investment divisions in the Separate Account. You will be bound by any reallocations made by your registered representative. We determine the amount that you have available for reallocation at the end of the valuation period when we receive your reallocation request in good order at our Service Center. We may, at any time, discontinue reallocation privileges, modify our procedures, or limit the number of reallocations we permit. The following features apply to reallocations under the Policy.

•	Currently, you may change investment allocations as often as you wish. However, we reserve the right to limit the number of changes permitted to 5 or more each policy year.
•	We currently do not, but reserve the right to, assess a charge for each reallocation in excess of five per policy year.
•
You can make requests to reallocate your investment base either by making a written request, in good order, to, or by calling or by facsimile to, our Service Center. Please Note: Certain investment divisions of the Separate Account have similar names; it is important that you state or write the full name of the investment division to which you wish to direct your allocation when you submit an allocation request. Failure to do so may result in a delay of the requested allocation amount being credited to the correct investment division.

•	There is no minimum amount that must be reallocated.
•	There is no minimum amount that must remain in an investment division of the Separate Account after a reallocation.
•	We consider all reallocations made in any one day to be a single reallocation.
•	Reallocations under dollar cost averaging do count as reallocations for the purpose of assessing any charge for reallocations.

We will process any reallocation order that is received in good order in writing or by facsimile or by telephone at our Service Center before the New York Stock Exchange closes (usually 4:00 p.m. Eastern time) using the investment division unit value next determined at the end of that session of the New York Stock Exchange. If we receive the reallocation order after the New York Stock Exchange closes or on a day the NYSE is closed for trading, then we will process the order using the investment division unit value determined at the close of the next regular business session of the New York Stock Exchange.

You can reallocate your investment base either in writing in a form satisfactory to us or by telephone. Currently, you may change investment allocations as often as you wish. However, we may limit the number of changes permitted, but not to less than five each policy year. We may assess a charge for each allocation change in excess of five per policy year. If you request the reallocation by telephone, you must give your personal identification code as well as your Policy number. We will give a confirmation number over the telephone and then follow up in writing.

We will process each reallocation at the unit values next determined after we receive the reallocation request.

Disruptive Trading

Frequent or short-term transfers among investment divisions, such as those associated with “market timing” transactions, can adversely affect the Funds and the returns achieved by policy owners. In particular, such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Funds’ investments, and increase brokerage and administrative costs of the Funds. Accordingly, frequent or short-term transfers by a policy owner among the investment divisions may adversely affect the long-term performance of the Funds, which may, in turn, adversely affect other policy owners and other persons who may have an interest in the Policy (e.g., beneficiaries). In order to try to protect our policy owners and the Funds from potentially disruptive or harmful trading activity, we have adopted certain policies and procedures (“Disruptive Trading Procedures”). We employ various means to try to detect such transfer activity, such as periodically examining the number of “round trip” transfers into and out of a particular investment division made by policy owners within given periods of time and/or examining transfer activity identified by the Funds on a case-by-case basis.

Our policies and procedures may result in restrictions being applied to policy owners who are found to be engaged in disruptive trading activities. Policy owners will be provided one warning in writing prior to imposition of any restrictions on transfers. If a “warned” policy owner engages in any further disruptive trading activities within the six-month period following a warning letter, we will notify the policy owner in writing of the restrictions that will apply to future transfers under a Policy. Currently, our restrictions require such policy owners to submit all future transfer requests through regular U.S. mail (thereby refusing to accept transfer requests via overnight delivery service, telephone, Internet, facsimile, other electronic means, or through your Financial Advisor). We also require that the policy owner’s signature on these transfer requests be notarized or signature guaranteed. If this restriction fails to limit further disruptive trading activities, we may additionally require a minimum time period between each transfer and refuse to execute future transfer requests that violate our Disruptive Trading Procedures. We currently do not, but may in the future, impose different restrictions, such as:

•	Not accepting a transfer request from a third party acting under authorization on behalf of more than one policy owner.

•	Limiting the dollar or percentage of investment base value that may be transferred among the investment divisions at any one time.

•	Imposing a redemption fee on certain transfers.

Because we have adopted our Disruptive Trading Procedures as a preventative measure to protect policy owners from the potential adverse effects of harmful trading activity, we will impose the restriction stated in the notification on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner’s future transfers.

We may also restrict the transfer privileges of others acting on your behalf, including your Financial Advisor. Despite our best efforts, we cannot guarantee that our Disruptive Trading Procedures will detect every potential contract owner engaged in disruptive trading activity, but we apply our Disruptive Trading Procedures consistently to all policy owners without special arrangement, waiver, or exception. Our ability to detect and deter such transfer activity may be limited by our operational systems and technological limitations. Furthermore, the identification of policy owners determined to be engaged in disruptive or harmful transfer activity involves judgments that are inherently subjective. In our sole discretion, we may revise our Disruptive Trading Procedures at any time without prior notice as necessary to better detect and deter frequent or short-term transfers that may adversely affect other policy owners or the Funds, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on contract owners engaged in disruptive trading activity. In addition, the other insurance companies and/or retirement plans that invest in the Funds may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we also cannot guarantee that the Funds (and thus policy owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Funds.

The Funds available as investment options under the Policy may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures. The disruptive trading policies and procedures of a Fund may be different, and more or less restrictive, than our Disruptive Trading Procedures or the disruptive trading policies and procedures of other Funds. We may not have the contractual authority or the operational capacity to apply the disruptive trading policies and procedures of the respective Funds that would be affected by the transfers. However, we have entered into a written agreement, as required by SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund, promptly upon request, certain information about the trading activity of individual policy owners, and to execute instructions from the Fund to restrict or prohibit further premium payments or transfers by specific policy owners who violate the disruptive trading polices established by the Fund.

Accordingly, to the extent permitted by applicable law, we reserve the right to refuse to make a transfer at any time that we are unable to purchase or redeem shares of any of the Funds available through the Separate Account, including any refusal or restriction on purchases or redemptions of their shares as a result of a Fund’s own policies and procedures on disruptive trading activities.

Policy owners and other persons with interests in the Policies also should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the Funds’ ability to apply their respective disruptive trading policies and procedures. In addition, if a Fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the Fund may reject the entire omnibus order.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

Dollar Cost Averaging

The Policy offers an optional transfer feature called Dollar Cost Averaging (“DCA”). This feature allows you to make automatic monthly transfers from the BlackRock Money Market investment division to up to four other investment divisions depending on your current allocation of investment base. The DCA program will terminate and no transfers will be made if transfers under DCA would cause you to be invested in more than 5 divisions.

The DCA feature is intended to reduce the effect of short term price fluctuations on investment cost. Since we transfer the same dollar amount to selected divisions each month, the DCA feature allows you to purchase more units of a division when prices are low and fewer units when prices are high. Therefore, you may achieve a lower average cost per unit over the long term. However, it is important to understand that a DCA feature does not assure a profit or protect against loss in a declining market. If you choose to participate in the DCA feature, you should have the financial ability to continue making transfers through periods of fluctuating markets.

You can choose the DCA feature any time. Once you start using it, you must continue it for at least three months. You can select a duration in months for the DCA program. If you do not choose a duration we will make reallocations at monthly intervals until the balance in the BlackRock Money Market investment division is zero. While the DCA program is in place any amount in the BlackRock Money Market investment division is available for transfer.

Minimum Amounts

To elect DCA, you need to have a minimum amount in the BlackRock Money Market investment division. We determine the amount required by multiplying the specified length of your DCA program in months by your specified monthly transfer amount. If you do not select a duration we determine the minimum amount required by multiplying your monthly transfer amount by 3 months. You must specify at least $100 for transfer each month. Allocations may be made in specific whole dollar amounts or in percentage increments of 1%. We reserve the right to change these minimums.

Should the amount in your BlackRock Money Market investment division be less than the selected monthly transfer amount, you will need to put more money in to continue the DCA Program. You will be notified on your DCA confirmation of activity notice that the amount remaining in your BlackRock Money Market subaccount has dropped below the selected monthly transfer amount. If you do not specify a duration or the specified duration has not been reached and the amount in the BlackRock Money Market investment division is less than the monthly transfer amount, the entire amount will be transferred. Transfers are made based on your selected DCA percentage allocations or are made pro-rata based on your specified DCA transfer amounts.

When We Make DCA Transfers

After we receive your request in good order at our Service Center, we will make the first DCA transfer on the following monthiversary date. We will make additional DCA transfers on each subsequent monthiversary. We do not charge for DCA transfers. These transfers are in addition to reallocations permitted under the Policy.

Loans

Policy Loans

You may use the Policy as collateral to borrow funds from us. You may borrow from the cash surrender value up to the loan value of your Policy. The minimum loan is $1,000 unless you are borrowing to make a payment on another of our variable life insurance contracts. In that case, you may borrow the exact amount required even if it’s less than $1,000. You may repay all or part of loan debt any time during the insured’s lifetime while the Policy is in force. We will consider any payments you make as loan repayments unless the payments are clearly identified as additional premium payments. We do not assess a deferred policy loading to loan repayments. Each repayment must be for at least $1,000 or the amount of the loan debt, if less. Certain states will not permit a minimum amount that can be borrowed or repaid.

When you take a loan, we transfer from your investment base the amount of the loan and hold it as collateral in our general account. You may select the divisions you want to borrow from, and the divisions you want to repay (including interest payments). If you do not specify, we will take the borrowed amounts proportionately from and make repayments proportionately to your investment base as then allocated to the investment divisions.

If your loan debt exceeds certain Policy values, we may terminate the Policy. (See “Policy Termination.”)

Requesting a Loan

You may request a loan in writing or, if all required forms are on file with us, by telephone. Once our Service Center receives the authorization, you can call our Service Center, give your Policy number, name and personal identification code, and tell us the loan amount and the divisions from which the loan should be taken.

Upon request, we will wire the funds to the account at the financial institution named on your authorization. We will generally wire the funds within two working days of receipt of the request in good order.

Effect on Death Benefit and Cash Surrender Value

Whether or not you repay loan debt, taking a loan will have a permanent effect on a Policy’s cash surrender value and may have a permanent effect on its death benefit. This is because the collateral for a loan does not participate in the performance of the investment divisions while the loan is outstanding. If the amount credited to the collateral is more than what is earned in the investment divisions, the cash surrender value will be higher as a result of the loan, as may be the death benefit. Conversely, if the amount credited is less, the cash surrender value will be lower, as may be the death benefit. In that case, the lower cash surrender value may cause the Policy to lapse sooner than if no loan had been taken.

We deduct loan debt from the amount payable on surrender of the Policy and from any death benefit payable. A Policy loan also may have possible adverse tax consequences. You should consult a tax adviser before taking out a Policy loan.

Loan Value

The loan value of a Policy equals:

•	75% of the Policy’s cash surrender value during the first three years; or

•	90% of the Policy’s cash surrender value after the first three years.

In certain states, the loan value may differ from that above for particular years. The sum of all outstanding loan amounts plus accrued interest is called loan debt. The maximum amount that can be borrowed at any time is the difference between the loan value and the loan debt.

Interest

While a loan remains unpaid, we charge interest of 4.75% annually. Interest accrues each day and payments are due at the end of each policy year. If you do not pay the interest when due, it is treated as a new loan and we add it to the unpaid loan amount. Loan debt is considered part of cash surrender value which is used to calculate gain. Interest paid on a policy loan is not tax-deductible.

The amount held in our general account as collateral for a loan earns interest at a minimum rate of 4% annually for the first ten policy years and 4.15% thereafter.

Telephone Requests

A telephone request for a loan or a reallocation received before 4 p.m. (Eastern Time) generally will be processed the same day, provided the NYSE is open for trading. A request received in good order at our service center at or after 4 p.m. (Eastern Time) will be processed the following business day. We reserve the right to change procedures or discontinue the ability to make telephone transactions.

We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include, but are not limited to, possible recording of telephone calls and obtaining appropriate identification before effecting any telephone transactions. We will not be liable for following telephone instructions that we reasonably believe to be genuine.

Telephone, fax and online transactions may not always be available. Any telephone and computer systems, whether yours, your service provider’s, your Financial Advisor’s , or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Where you or your authorized representative have not given instructions to a Service Center representative before 4:00 p.m. Eastern time, even if as a result of our delay in receiving your transaction request, we will treat that request as having been received on the following business day. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or inquiry in writing.

You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or someone authorized by you.

Policy Termination

Guarantee Period

Generally, during the guarantee period, we guarantee the Policy will remain in effect and provide the death benefit regardless of investment performance, unless loan debt exceeds the larger of the cash surrender value and the tabular value. (See “Loans” for an explanation of how any loan debt affects the Policy’s value.) A guarantee period may last for the insured’s lifetime or a shorter period. The chart below shows how the face amount of your Policy (assuming the same premium) affects the guarantee period.

INSURED MALE AGE 60
INITIAL PREMIUM 100,000

Length of Guarantee Period (Years)	Face Amount
5	$1,103,366
10	512,940
20	240,607
30	164,843
Insured’s lifetime	162,034

If the loan debt exceeds the larger of the cash surrender value and the tabular value, we will mail you a notice of our intent to cancel the Policy, specifying the minimum repayment amount. We will cancel the Policy 61 days after we mail this notice unless we have received (at our service center) at least the minimum repayment amount specified in the notice. We will treat any payment in excess of the overdue charges as an additional payment. (See “Effect of Additional Payments.”) Depending upon the investment performance of the divisions and the amounts you borrow, loans may cause the Policy to lapse. If the Policy lapses with loan debt outstanding, adverse tax consequences may result. (See “Tax Considerations.”)

When the Guarantee Period is Less Than for Life

After the end of the guarantee period, we will cancel the Policy if the net cash surrender value on a policy processing date will not cover the charges due. (See “Charges and Deductions – Charges Deducted from the Investment Base.”)

We will notify you before canceling the Policy. You will then have 61 days to pay us three times the charges due on the policy processing date when your net cash surrender value became insufficient. If we haven’t received the required payment by the end of this grace period, we will cancel the Policy. We will treat any excess payment above the overdue charges as an additional payment.

Reinstatement

If we cancel a Policy, you may reinstate it while the insured is still living if:

•	You request the reinstatement within three years after the end of the grace period;

•	We receive satisfactory evidence of insurability (at our service center); and

•	You pay a premium that is sufficient to give you a guarantee period of at least five years from the reinstated Policy’s effective date.

We will treat your premium payment as an additional payment requiring underwriting.

The effective date of a reinstated Policy is the policy processing date on or next following the date the reinstatement application is approved.

Maturity Proceeds

We will terminate the Policy on the policy anniversary nearest the insured’s 100th birthday. We will pay you the net cash surrender value, provided the insured is still living at that time and the Policy is in effect.

Tax Considerations

Introduction

The following summary discussion is based on our understanding of current Federal income tax law as the Internal Revenue Service (IRS) now interprets it. We can’t guarantee that the law or the IRS’s interpretation will not change. It does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other tax advisors should be consulted for further information.

Tax Status of the Policy

In order to qualify as a life insurance contract for Federal tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The Section 7702 definition can be met if a life insurance policy satisfies either one of two tests that are contained in that section. The manner in which these tests should be applied to certain innovative features of the Policy offered by this Prospectus is not directly addressed by Section 7702 or the proposed regulations issued thereunder. The presence of these innovative Policy features, and the absence of final regulations or any other pertinent interpretations of the tests, thus creates some uncertainty about the application of the tests to the Policy.

Nevertheless, we believe that the Policy offered by this Prospectus qualifies as a life insurance contract for Federal income tax purposes. This generally means that:

•	The death benefit should be fully excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

•
The policy owner should not be considered in constructive receipt of the Policy’s cash surrender value, including any increases, until actual cancellation of the Policy or a distribution is taken from the Policy.

We have reserved the right to make changes in the Policy if such changes are deemed necessary to assure its qualification as a life insurance contract for tax purposes (see “The Policy – Policy Changes (Applicable Federal Tax Law)”).

Diversification Requirements

IRC section 817(h) and the regulations under it provide that separate account investments underlying a policy must be “adequately diversified” for it to qualify as a life insurance policy under IRC section 7702. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

In certain circumstances, owners of variable life policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. While we believe that the policies do not give policy owners investment control over variable account assets, we reserve the right to modify the policies as necessary to prevent a policy owner from being treated as the owner of the variable account assets supporting the Policy.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Policy Loans

In general, any interest paid on policy loans will not be tax-deductible. Before taking out a policy loan, a policy owner should consult a tax advisor as to the tax consequences. If a policy loan is outstanding when a policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

Tax Treatment of Policy Loans and Other Distributions

Federal tax law establishes a class of life insurance policies referred to as modified endowment contracts or MECs. A MEC is any contract which satisfies the definition of life insurance set forth in Section 7702 of the Code but fails to meet the 7-pay test. This test applies a cumulative limit on the amount of premiums that can be paid into a contract each year in the first seven contract years in order to avoid MEC treatment.

Loans from, as well as collateral assignments of, MECs will be treated as distributions to the policy owner. All pre-death distributions (including loans, capitalized interest, surrenders, and collateral assignments) from these policies will be included in gross income on an income first basis to the extent of any income in the Policy immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, capitalized interest, and surrenders) from MECs to the extent they are included in income, unless such amounts are distributed on or after the taxpayer attains age 59 1/2 because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer’s life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

These provisions apply to policies entered into on or after June 21, 1988. However, a Policy that is not originally classified as a MEC can become so classified if a material change is made in the Policy at any time. A material change includes, but is not limited to, a change in the benefits that was not reflected in a prior 7-pay test computation. Certain changes made to your Policy may cause it to become subject to these provisions. We believe that these changes include your contractual right to make certain additional payments. You may choose not to exercise this right in order to preserve your Policy’s current tax treatment.

If you do preserve your Policy’s current tax treatment, and your Policy is not a MEC, then policy loans will be considered your indebtedness and no part of a policy loan will constitute income to you. However, a lapse of a Policy with an outstanding loan will result in the treatment of the loan cancellation (including the accrued interest) as a distribution under the Policy and may be taxable. Pre-death distributions will generally not be included in gross income to the extent that the amount received does not exceed your investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.

If there is any borrowing against your Policy, whether a MEC or not, the interest paid on loans is not tax deductible.

Any Policy received in exchange for a MEC is considered a MEC.

Aggregation of Modified Endowment Contracts

In the case of a pre-death distribution (including loans, collateral assignments, capitalized interest, and surrenders) from a Policy that is treated as a MEC, a special aggregation requirement may apply for purposes of determining the amount of the income on the contract. Specifically, if we or any of our affiliates issue to the same policy owner more than one MEC during a calendar year, then for purposes of measuring the income on the contract with respect to a distribution from any of those contracts, the income on the contract for all such contracts will be aggregated and attributed to that distribution.

Taxation of Single Premium Immediate Annuity Rider

If the Single Premium Immediate Annuity Rider (“SPIAR”) was added to the Policy at issue to make the payments on the Policy, a portion of each payment from the annuity will be includible in income for Federal tax purposes when distributed. The amount of taxable income consists of the excess of the payment amount over the exclusion amount. The exclusion amount is defined as the payment amount multiplied by the ratio of the investment in the annuity rider to the total amount expected to be paid by us under the annuity.

If payments cease because of death before the investment in the annuity rider has been fully recovered, a deduction is allowed for the unrecovered amount. Moreover, if the payments continue beyond the time at which the investment in the annuity rider has been fully recovered, the full amount of each payment will be includible in income. If the SPIAR is surrendered before all of the scheduled payments have been made by us, the remaining income in the annuity rider will be taxed just as in the case of life insurance policies.

Payments under an immediate annuity rider are not subject to the 10% penalty tax that is generally applicable to distributions from annuities made before the recipient attains age 59 1/2.

Other than the tax consequences described above, and assuming that the SPIAR is not subjected to an assignment, gift or pledge, no income will be recognized to the policy owners or beneficiary.

The SPIAR does not exist independently of a Policy. Accordingly, there are tax consequences if a Policy with a SPIAR is assigned, transferred by gift, or pledged. An owner of a Policy with a SPIAR is advised to consult a tax advisor prior to effecting an assignment, gift or pledge of the Policy.

Other Transactions

Changing the policy owner or the insured may have tax consequences. According to Section 1035(a)(1) of the Code, exchanging the Policy for another involving the same insured will have no tax consequences if there is no loan debt and no cash or other property is received. In addition, exchanging the Policy for more than one policy, or exchanging the Policy and one or more other policies for a single policy, in certain circumstances, may be treated as an exchange under Section 1035, as long as all such policies involve the same insured(s). Any new policy or policies would have to satisfy the 7-pay test from the date of exchange to avoid characterization as a MEC. In addition, any exchange for a new policy or policies may result in a loss of grandfathering status for statutory changes made after the old policy or policies were issued. A tax advisor should be consulted before effecting any exchange, since even if an exchange is within Section 1035(a), the exchange may have tax consequences other than immediate recognition of income.

In addition, the Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Ownership of Policies by Non-Natural Persons

The above discussion of the tax consequences arising from the purchase, ownership, and transfer of the Policy has assumed that the owner of the Policy consists of one or more individuals. Organizations exempt from taxation under Section 501(a) of the Code may be subject to additional or different tax consequences with respect to transactions such as policy loans.

Non-Individual Owners and Business Beneficiaries of Policies

If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-Owned Life Insurance Contracts

Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contact. It is the employer’s responsibility (i) to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the notices and obtain the consents required by section 101(j) and (ii) to satisfy certain annual tax reporting requirements in respect of employer-owned life insurance contracts that are also imposed under the Code. These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax advisor should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Estate, Gift and Generation-Skipping Transfer Taxes

The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, when the insured dies, the death proceeds will generally be includable in the policy owner’s estate for purposes of federal estate tax if the insured owned the policy. If the policy owner was not the insured, the fair market value of the Policy would be included in the policy owner’s estate upon the policy owner’s death. The Policy would not be includable in the insured’s estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

Moreover, under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the policy owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under federal, state and local law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Economic Growth and Tax Relief Reconciliation Act of 2001

In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  Beginning in 2011, however, EGTRRA allowed the estate, gift and generation-skipping transfer taxes to return to their pre-EGTRRA form.  Moreover, it is possible that Congress may enact legislation reinstating the estate and generation-skipping transfer taxes for 2010, possibly on a retroactive basis.  The uncertainty as to future estate, gift and generation-skipping transfer taxes underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Split-Dollar Arrangements

The IRS and the Treasury Department has issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional payments with respect to such arrangements.

Additionally, on July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the “Act”). The Act prohibits, with limited exceptions, publicly traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Foreign Tax Credits

To the extent that any Fund or the Trusts makes the appropriate election, certain foreign taxes paid by the Funds or the Trusts will be treated as being paid by us, which may allow us to deduct or claim a tax credit for such taxes. The benefits of any such deduction or credit will not be passed through to the policy owners.

Alternative Minimum Tax

There also may be an indirect tax upon the income in the Policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if you are subject to that tax.

Withholding

To the extent that policy distributions are taxable, they are generally subject to withholding for the recipient’s Federal tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the policy.

We do not make any guarantee regarding the tax status of any policy or any transaction regarding the policy.

The above discussion is not intended as tax advice. For tax advice you should consult a competent tax advisor. Although this tax discussion is based on our understanding of Federal income tax laws as they are currently interpreted, we can’t guarantee that those laws or interpretations will remain unchanged.

Our Income Taxes

Federal Income Taxes. We do not expect to incur any Federal income tax liability that would be chargeable to the Separate Account. As a result we do not currently deduct charges for Federal income taxes from the Separate Account.

Changes in Federal tax treatment of variable life insurance or in our tax status may mean that we will have to pay Federal income taxes chargeable to the Separate Account in the future. If we make a charge for taxes, we expect to accumulate it daily and transfer it from each investment division and into the general account monthly. We would keep any investment earnings on any tax charges accumulated in an investment division.

Any tax charges we impose will not apply to Policies issued in connection with qualified pension arrangements.

State and Local Income Taxes. Under current laws, we may incur state and local income taxes (in addition to premium taxes) in several states, although these taxes are not significant. If the amount of these taxes changes substantially, we may make charges to the Separate Account.

Additional Information

Assignment of the Policy

You may assign the Policy as collateral security for a loan or other obligation. This does not change the ownership of the Policy, but your rights and those of any beneficiary you name are subject to the terms of the assignment. You must provide us with written notice, in good order to our Service Center, to make or release an assignment. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that the assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We are not responsible for the validity of any assignment.

Sending Forms and Transaction Requests in Good Order

We cannot process your instructions to process a transaction relating to the Policy until we have received your instructions in good order at our Service Center (or our website, as appropriate). “Good order” means the actual receipt by us of the instructions relating to a transaction in writing (or by telephone,  facsimile, or electronically, as appropriate), along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) we require in order to effect the transaction.  To be in “good order,” instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Selling the Policy

We have entered into a distribution agreement with our affiliate, Transamerica Capital, Inc. (“Distributor”), for the distribution and sale of the Policies. Distributor offers the Policies through registered representatives of MLPF&S (“Financial Advisors”). The Financial Advisors are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as our insurance agents. The Policies are not currently offered for sale to the public.

We pay commissions to the Merrill Lynch Life Agencies for sales of the Policies by the Financial Advisors. Pursuant to a sales agreement, the Merrill Lynch Life Agencies pay Distributor a portion of the commissions they receive from us for the sales of the Policies, and the Distributor pays the Financial Advisors and insurance specialists a portion of the commissions it receives from the Merrill Lynch Life Agencies for the sales of the Policies. Each insurance specialist provides training and market support to Financial Advisors in a specific geographic region and is compensated based on sales of the Policies in that region.

The maximum amount of commissions paid to the Merrill Lynch Life Agencies is 7% of each premium and 0.10% of the investment base. The maximum commission payable to Financial Advisors for Policy sales is 3.10% of premium and 0.13% of investment base. The maximum amount of compensation that may be paid to the insurance specialists is 1.2% of each premium.

Ask your Financial Advisor for further information about the compensation your Financial Advisor and the selling firm that employs your Financial Advisor may receive in connection with your purchase of a Policy. Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interest that such arrangements may create.

Financial Advisors and their branch managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items. Non-cash items include conferences, seminars, and trips (including travel, lodging, and meals in connection therewith), entertainment, merchandise, and other similar items. In addition, Financial Advisors who meet certain productivity, persistency, and length of service standards and/or their branch managers may be eligible for additional compensation from Distributor. Insurance specialists who meet certain productivity standards may also be eligible for additional compensation from the Merrill Lynch Life Agencies. Financial Advisors and their branch managers may receive other payments from Distributor for services that do not directly involve the sale of the Policies, including payments made for the recruitment and training of personnel, production of promotional literature, and similar services.

Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy and other corporate revenue.

Legal Proceedings

There are no legal proceedings to which the Account is a party or to which the assets of the Account are subject. We, like other life insurance companies, are involved in lawsuits. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, on the ability of Transamerica Capital, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Financial Statements

Our financial statements and the financial statements of the Separate Account are contained in the Statement of Additional Information. Our financial statements should be distinguished from the Separate Account’s financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policy. For a free copy of these financial statements and/or the Statement of Additional Information, please call or write to us at our Service Center.

Glossary

For your convenience, we are providing a glossary of the special terms we use in this Prospectus.

attained age: is the issue age of the insured plus the number of full years since the policy date.

business day: is any day the New York Stock Exchange is open or there’s enough trading in portfolio securities to materially affect the unit value of an investment division.

cash surrender value: is equal to the cash value less the deferred policy loading not yet collected and, depending on the date it is calculated, less all or a portion of certain other charges not yet deducted.

cash value: is equal to the investment base plus any loan debt.

code: is the Internal Revenue Code of 1986, as amended.

face amount: is the minimum death benefit as long as the Policy remains in force. The face amount may increase as a result of an additional payment.

Financial Advisors: are registered representatives of Merrill Lynch Pierce Fenner & Smith Incorporated who are registered with FINRA, licensed as insurance agents in the states in which they do business, and appointed through various Merrill Lynch Life Agencies as insurance agents of Transamerica Advisors Life Insurance Company.

FINRA: is the Financial Industry Regulatory Authority (formerly, NASD).

guarantee period: is the time we guarantee that the Policy will remain in force regardless of investment experience, unless loan debt exceeds certain Policy values. It is the period that a comparable fixed life insurance policy (same face amount, premium payments, guaranteed mortality table and loading) would remain in force if credited with 4% interest per year.

investment base: is the amount available under a Policy for investment in the Separate Account at any time.

issue age: is the insured’s age as of his or her birthday nearest the policy date.

loan debt: is the sum of all outstanding loans on a Policy plus accrued interest.

monthiversary: is the same day each month as the policy date.

net amount at risk: is the difference between the death benefit and the cash surrender value adjusted for interest at 4% per year.

net cash surrender value: is equal to cash surrender value less any loan debt.

net single premium factor: We use this factor in the calculation of the variable insurance amount to make sure that the Policy always meets the guidelines of what constitutes a life insurance policy under the Code.

policy date: is used to determine policy processing dates, policy years, and policy anniversaries. It is usually the business day next following the receipt of the single premium at our Service Center.

policy processing dates: are the policy date and the first day of each policy quarter thereafter. Policy processing dates after the policy date are the days when we deduct charges from the investment base and redetermine the death benefit.

portfolio: a separate investment portfolio of a Fund. Each investment division of the Separate Account invests exclusively in shares of a designated portfolio. The term “portfolio,” as used in this Prospectus, also refers to the units of the Trusts.

processing period: is the period between consecutive policy processing dates.

tabular value: is equal to the cash surrender value when we issue your Policy. From then on, it is equal to the cash surrender value for a comparable fixed life policy with the same face amount, premium payments loading, and guarantee period (based on a 4% interest per year and the guaranteed mortality table). The tabular value equals zero after the guarantee period. It is the value we use to limit your mortality cost deductions as well as our right to cancel your Policy during the guarantee period.

valuation period: is the period of time over which we determine the change in the value of the investment divisions of the Separate Account. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. ET on each valuation date) and ends at the close of normal trading on the New York Stock Exchange on the next valuation date.

PROSPECTUS BACK COVER

Inquiries

The Statement of Additional Information dated the same date as this Prospectus contains additional information about the Policy and the Separate Account, including more information concerning compensation paid for the sale of the Policies. The Statement of Additional Information is not a prospectus, and should be read together with this Prospectus The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this Prospectus.

You can obtain the Statement of Additional Information, personalized illustrations of death benefits, investment base, and cash surrender values, and other information about the Policy at no cost by writing to our Service Center at the address shown on the front cover of this Prospectus or by calling 1-800-354-5333.

The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Policy. More information about us and the Policy (including the Statement of Additional Information) also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

File No. 033-43058; 811-06227
05/2012

PART B

INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information

for the
Single Premium Variable Life Insurance Policy

Issued Through
Merrill Lynch Life Variable Life Separate Account II

Issued by
Transamerica Advisors Life Insurance Company

Home Office:
570 Carillon Parkway
St. Petersburg, FL 33716

Service Center:
IBM Service CenterP.O. Box 19100
Greenville, South Carolina 29602
1-800-354-5333

This Statement of Additional Information contains additional information regarding the single premium variable life insurance policy (the “Policy”) issued by Transamerica Advisors Life Insurance Company (“we,” “our,”  “us,” or “TLIC”). This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for your Policy, dated May 1, 201 2 , and the prospectuses for the Funds and the Trusts. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above.

Terms used in this Statement of Additional Information have the same meanings as in the prospectus for the Policy. No information is incorporated by reference into this Statement of Additional Information.

The date of this Statement of Additional Information is May 1, 201 2 .

Additional Policy Information

The Policy

The Policy is a contract between its policy owner and us. We provide insurance coverage and other benefits as stated in the Policy. We do this in return for a completed application and payment of a single premium. Whenever we use the word Policy, we mean the entire contract. The entire contract consists of the Policy, the attached copy of the initial application, all subsequent applications to change the Policy, and any riders or endorsements that add provisions or change the terms of the Policy.

Incontestability

We will rely on statements made in the applications. Legally they are considered representations, not warranties. We can contest the validity of a Policy if any material misstatements are made in the application. In addition, we can contest any amount of death benefit attributable to an additional payment if any material misstatements are made in the application required with the additional payment.

We won’t contest the validity of a Policy after it has been in effect during the insured’s lifetime for two years from the date of issue. Nor will we contest any amount of death benefit attributable to an additional payment after the death benefit has been in effect during the insured’s lifetime for two years from the date we received and accepted the payment.

Payment in Case of Suicide

If the insured commits suicide within two years from the Policy’s issue date, we will pay only a limited death benefit. The benefit will be equal to the amount of the payments made. If the insured commits suicide within two years of any date we receive and accept an additional payment, any amount of death benefit attributable to the additional payment will be limited to the amount of the payment. The death benefit will be reduced by any loan debt.

Misstatement of Age or Sex

If an age or sex stated in the application is wrong, it could mean that the face amount, guarantee period, or any other Policy benefit is wrong. We will pay what the premium would have bought for the true age or sex assuming the same guarantee period.

Dividends

The Policy is non-participating. This means that it doesn’t provide for dividends. Investment results under the Policy is reflected in benefits.

Group or Sponsored Arrangements

For certain group or sponsored arrangements, we may reduce the sales load, first-year administrative expense, mortality cost, and the minimum payment, and may modify underwriting classifications.

Group arrangements include those in which a trustee or an employer, for example, purchases policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell policies to its employees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group and the reasons the Policy is purchased, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy policies or that have been in existence less than six months will not qualify for reduced charges.

We make any reductions according to rules in effect when an application for a Policy or additional payment is approved. Our current rules call for reductions resulting in a sales load of not more than 3% of the premium. We may change these rules from time to time. However, reductions in charges will not discriminate unfairly against any person.

Mixed and Shared Funding
 Shares of the portfolios are sold to other separate accounts that we (or our affiliates) establish to support other variable annuity contracts and variable life insurance policies we (or our affiliates) issue.  Shares of some portfolios are also sold to separate accounts of unaffiliated life insurance companies.  It is possible in the future that you may be disadvantaged when the separate account invests in a portfolio that also (1) invests in separate accounts of unaffiliated life insurance companies, and (2) invests in separate accounts (including those of our affiliates) funding variable annuity contracts.

Neither we nor the funds currently foresee that you would be disadvantaged in this manner.  Each fund’s board of directors/trustees monitors its fund to identify any material conflicts that may arise between the interests of owners of variable annuity contracts and those of owners of variable life insurance policies, as well as between the interests of owners of contracts issued by different unaffiliated life insurance companies (“material conflicts”).  Such boards of directors/trustees are obligated to determine what action, if any, must be taken to resolve any material conflicts that arise.  Such action could include requiring the separate account, or separate accounts of affiliated or unaffiliated insurance companies, to withdraw their investments in a portfolio and such withdrawals could have adverse consequences to owners.  In addition, we have entered into an agreement with each fund on behalf of the separate account governing the separate account’s investment in that fund’s portfolios (the “participation agreement”).  The participation agreement contains provisions designed to protect owners in the event of material conflicts.

Material conflicts affecting owners could result in a number of situations including: (1) differences in state insurance law applicable to different life insurance companies whose separate accounts are invested in a portfolio; (2) changes in tax law or regulations that result in changes to a portfolio that has disparate effect on different life insurance companies whose separate accounts are invested in the portfolio, or on different types of variable contracts invested in the portfolio; (3) actions or omissions by a fund that operate to the advantage of one group of variable contract owners at the expense of another group or groups; (4) changes to a portfolio approved at a shareholders’ meeting as a result of voting by one group of variable contract owners to the disadvantage of another group or groups;  and (5) disparate provisions in the participation agreements of different unaffiliated insurance companies or the pursuit of remedies under such an agreement by one insurance company to the detriment of one or more other insurance companies.

Notwithstanding our reasonable efforts and those of the funds, there is the risk that actions or omissions of the fund in response to material conflicts may disadvantage our policyowners.  If we believe that a fund’s response to any of these events or conflicts is insufficient to protect our policyowners, we will undertake appropriate actions on our own, which may include withdrawing the separate account’s investments in the fund.

If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Merrill Lynch  will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

More Ownership Rights

The policy owner may exercise certain rights under the Policy, including the following.

Changing the Policy Owner

During the insured’s lifetime, you have the right to transfer ownership of the Policy. The new policy owner will have all rights and options described in the Policy. The change will be effective as of the date the notice is signed, but will not affect any payment we’ve made or action we’ve taken before our Service Center receives the notice of the change. Changing the policy owner may have tax consequences.

You may assign the Policy as collateral security for a loan or other obligation. This does not change the ownership. However, your rights and any beneficiary’s rights are subject to the terms of the assignment. You must give satisfactory written notice at our Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

Naming Beneficiaries

We will pay the primary beneficiary the death benefit proceeds of the Policy on the insured’s death. If the primary beneficiary has died before the insured, we will pay the contingent beneficiary. If no contingent beneficiary is living, we will pay the insured’s estate.

You may name more than one person as primary or contingent beneficiaries. We will pay proceeds in equal shares to the surviving beneficiaries unless the beneficiary designation provides differently.

You have the right to change beneficiaries during the insured’s lifetime. However, if your primary beneficiary designation is irrevocable, the primary beneficiary must consent when you exercise certain Policy rights and options. If you change the beneficiary, the change will take effect as of the date the notice is signed, but will not affect any payment we’ve made or action we’ve taken before our Service Center receives the notice of the change.

Changing the Insured

Subject to certain requirements, you may request a change of insured once each policy year. We must receive a written request signed by you and the proposed new insured. We will also require evidence of insurability for the proposed new insured. The proposed new insured must qualify for a standard or better underwriting classification. Outstanding loan debt must first be repaid and the Policy cannot be under a collateral assignment. If we approve the request for change, insurance coverage on the new insured will take effect on the policy processing date on or next following the date of approval, provided the new insured is still living at that time and the Policy is still in force. A change of insured is a taxable event.

We will change the Policy as follows on the effective date:

•	the issue age will be the new insured’s issue age (the new insured’s age as of the birthday nearest the policy date);
•	the guaranteed maximum mortality rates will be those in effect on the policy date for the new insured’s issue age, sex and underwriting class;
•
we will deduct a charge for changing the insured from the Policy’s investment base on the effective date. The charge will equal $1.50 per $1,000 of face amount with a minimum charge of $200 and a maximum of $1,500;

•	the variable insurance amount will reflect the change of insured; and
•	the Policy’s issue date will be the effective date of the change.

We also may change the face amount or guarantee period on the effective date depending on the new insured’s age, sex and underwriting class.

Assumption of Previously Issued Policies and Subsequent Merger

Monarch Life Insurance Company (“Monarch”) originally issued the Policies. On November 14, 1990, we entered into an indemnity reinsurance and assumption agreement with Monarch and certain other Merrill Lynch insurance companies. Under this agreement, Tandem Insurance Group, Inc. (“Tandem”), one of the Merrill Lynch insurance companies, acquired, on an assumption reinsurance basis, certain of the variable life insurance policies Monarch issued through its Variable Account A, including the Policies described in this Prospectus. On October 1, 1991, Tandem was merged with and into us, and we succeeded to all of Tandem’s liabilities and obligations. Thus, we have all the liabilities and obligations under the Policies. All further payments made under the Policies will be made directly to or by us.

You have the same rights and values under your Policy as you did before the merger transaction. However, you will look to us instead of to Monarch or Tandem to fulfill the terms of your Policy. Pursuant to the reinsurance and assumption agreement, all the assets of Monarch’s Variable Account A relating to the reinsured Policies were transferred to Tandem and allocated to the Separate Account. By virtue of the merger, the Separate Account became our separate account.

Illustrations

We may provide illustrations for death benefit, investment base, and cash surrender value based on hypothetical rates of return that are not guaranteed. The illustrations also assume mortality costs for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your rates of return and insurance charges may be higher or lower than these illustrations. The actual return on your investment base will depend on factors such as the amounts you allocate to particular investment divisions, the amounts deducted for the Policy’s quarterly charges, the portfolios’ expense ratios, and your Policy loan history.

Before you purchase the Policy and upon request thereafter, we will provide illustrations of future benefits under the Policy based upon the proposed insured’s issue age, face amount, underwriting class, payment amount(s) requested, and guarantee period. Illustrations requested prior to purchase will assume that the proposed insured is in a standard underwriting class. We reserve the right to charge a reasonable fee for this service to persons who request more than one Policy illustration during a policy year.

Performance Data

Hypothetical Illustrations

In order to demonstrate how the actual investment performance of the portfolios could have affected the death benefit, investment base, and cash surrender value of the Policy, we may provide hypothetical illustrations using the actual investment performance of each portfolio since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.

The values we illustrate for death benefit, investment base, and cash surrender value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the portfolios.

Yields and Total Returns

From time to time, we may advertise or include in sales literature historical performance data, including yields, effective yields, and annual total returns for the investment divisions. These figures are based on historical earnings and do not indicate or project future performance. Effective yields and total returns for an investment division are based on the investment performance of the corresponding portfolio. A portfolio’s performance reflects the portfolio’s expenses. See the prospectuses for the Funds.

In advertising and sales literature, the performance of each investment division may be compared to the performance of other variable life insurance issuers in general or to the performance of particular types of variable life insurance investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the investment divisions. Lipper Analytical Services, Inc. (“Lipper”) and Variable Annuity Research Data Service (“VARDS”) are independent services that monitor and rank the performance of variable life insurance issuers in major categories of investment objectives on an industry-wide basis. The performance analyses prepared by Lipper and VARDS each rank these issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk adjusted rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives. In addition to Lipper and VARDS, we also may rely on other third-party independent services to provide similar information.

Advertising and sales literature also may compare the performance of each investment division to the Standard & Poor’s Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any “deduction” for the expense of operating or managing an investment portfolio. Other independent ranking services and indices also may be used as sources of performance comparison.

We also may report other information, including the effect of tax-deferred compounding on an investment division’s investment returns, or returns in general, which may be illustrated by tables, graphs, or charts. All income and capital gains derived from investment division investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying portfolio’s investment experience is positive.

Performance information reflects only the performance of a hypothetical investment during the particular time period on which the calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the underlying portfolio in which an investment division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

You also should refer to your personalized illustrations which illustrate variations of the death benefit, Policy values, and accumulated payments under your Policy.

BlackRock Money Market Investment Division Yields

The current yield of the investment division investing in the BlackRock Money Market Portfolio refers to the annualized investment income generated by an investment in this investment division over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment; it is calculated in a manner which does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the underlying portfolio or on its portfolio securities.

This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and exclusive of income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one accumulation unit in the investment division investing in the BlackRock Money Market Portfolio at the beginning of the period, dividing the net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: (1) net investment income of the portfolio attributable to the hypothetical account; and (2) “common” charges and deductions (as explained below) imposed under the Policy that are attributable to the hypothetical account.

The effective yield of the investment division investing in the BlackRock Money Market Portfolio determined on a compounded basis for the same seven-day period also may be quoted. The effective yield is calculated similarly but, when annualized, the income earned by an investment in this investment division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

This investment division’s yield is affected by changes in interest rates on money market securities, the average portfolio maturity of the underlying portfolio, the types and quality of portfolio securities held by the underlying portfolio, and the underlying portfolio’s operating expenses. During extended periods of low interest rates, the yields of the investment division investing in the BlackRock Money Market Portfolio (or any investment division investing in a money market portfolio) also may become extremely low and possibly negative. Yields on amounts held in this investment division also may be presented for periods other than a seven-day period.

Total Returns

The total return of an investment division refers to return quotations assuming an investment under a Policy has been held in the investment division for various periods of time including, but not limited to, a period measured from the date the investment division commenced operations. For periods prior to the date an investment division commenced operations, performance information for Policies funded by that investment division also may be calculated based on the performance of the corresponding portfolio and the assumption that the investment division was in existence for the same periods as those indicated for the portfolio, with the current level of Policy charges. The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided will normally be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the investment division from the beginning date of the measuring period to the end of that period.

Until an investment division has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the investment division’s inception. When an investment division has been in operation for 1, 5, and 10 years, respectively, the average annual total return for these periods will be provided. Average annual total returns for other periods of time may, from time to time, also be disclosed. Average annual total return for the investment divisions may include information for the period before any Policies were registered under the Securities Act of 1933, from the inception of the investment divisions, with the level of Policy charges currently in effect.

Average annual total returns reflect total underlying portfolio expenses and certain Policy fees and charges assumed to apply to all policy owners, including the sales load, first year administrative expense, premium tax charge, mortality and expense risk charge, and trust charge (“Common Charges”). However, charges such as the mortality cost, which is based on certain factors, such as underwriting class, sex, attained age, and net amount at risk, and which therefore varies with each Policy, is not reflected in average annual total returns, nor are any charges that may be assessed upon reallocation, the taking of a Policy loan, or under a rider (“Non-Common Charges”). If non-common charges were deducted, performance would be significantly lower.

Because of the charges and deductions imposed under a Policy, performance data for the investment divisions will be lower than performance data for their corresponding portfolios. The performance of an investment division will be affected by expense reimbursements and fee waivers applicable to their corresponding portfolios. Without these reimbursements and waivers, performance would be lower. The Funds have provided all performance information for the portfolios, including the portfolio total value information used to calculate the total returns of the investment divisions for periods prior to the inception of the investment divisions. While we have no reason to doubt the accuracy of the figures provided by the Funds, we do not represent that they are true and complete, and disclaim all responsibility for these figures.

From time to time, sales literature or advertisements also may quote average annual total returns for periods prior to the date an investment division commenced operations. This performance information for the investment divisions will be calculated based on the performance of the portfolios and the assumption that the investment divisions were in existence for the same periods as those indicated for the portfolios, with the level of Policy charges currently in effect.

Performance for any given past period is not an indication or representation of future performance. The performance of each investment division will fluctuate on a daily basis.

Other Information

Selling the Policy

The Policies are not currently offered for sale to the public.

Effective May 1, 2008, Transamerica Capital, Inc. (“TCI” or “Distributor”) serves as principal underwriter for the Contracts. Distributor is a California corporation and its home office is located at 4600 South Syracuse Street, Suite 1100, Denver Colorado, 80287. Distributor is an indirect, wholly owned subsidiary of AEGON USA, Inc. (“AEGON USA”). Distributor is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA (formerly NASD, Inc.).

Reports to Policy Owners

After the end of each policy quarter, we will send you a statement showing the allocation of your investment base, death benefit, net cash surrender value, any loan debt and, if there has been a change, new face amount and guarantee period. All figures will be as of the first day of the current policy quarter. The statement will show the amounts deducted from or added to the investment base during the policy quarter. The statement will also include any other information that may be currently required by your state.

You will receive confirmation of all financial transactions. These confirmations will show the price per unit of each of your investment divisions, the number of units you have in the investment division and the value of the investment division computed by multiplying the quantity of units by the price per unit.

We also will send you semi-annual reports containing financial statements for the Separate Account and a list of portfolio securities of the Funds and the Trusts, as required by the 1940 Act.

Modifying Administrative Procedures

We reserve the right to modify or eliminate certain administrative procedures related to your Policy. For administrative and tax purposes, we may from time to time require that specific forms be completed for certain transactions, including surrenders.

Signature Guarantees

In order for you to make certain Policy transactions and changes, we may require that your signature be guaranteed. Your signature can only be guaranteed by a national bank or trust company (not a savings bank or Federal savings and loan association), a member bank of the Federal Reserve System, or a member firm of a national securities exchange.

Currently, we may require a signature guarantee on:

•	written requests for surrenders or Policy loans;
•	change of policy owner; and
•	multiple policy owner form.

Personal Identification Code

We will send you a four-digit personal identification code shortly after the Policy is placed in force and before the end of the “free look” period. You must give this number when you call the Service Center to get information about the Policy, to make a loan (if an authorization is on file), or to make other requests.

You should protect your personal identification code, because telephone transactions will be available to anyone who provides your personal information code. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

Unisex Legal Considerations

In 1983 the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. In addition, legislative, regulatory or decisional authority of some states may prohibit use of sex-distinct mortality tables under certain circumstances.

The Policies described in this Prospectus are based on mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Employers and employee organizations should check with their legal advisors before purchasing these Policies.

Montana prohibits the use of actuarial tables that distinguish between men and women in determining payments and Policy benefits for Policies issued on the lives of its residents. Therefore, Policies issued to residents of Montana have payments and benefits which are based on actuarial tables that do not differentiate on the basis of sex. (Previously, certain Policies we issued on the lives of Massachusetts residents were also issued on a unisex basis.) You should consult the Policy.

State Regulation

We are subject to the laws of the State of Arkansas and to the regulations of the Arkansas Insurance Department (the “Insurance Department”). We file a detailed financial statement in the prescribed form (the “Annual Statement”) with the Insurance Department each year covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department includes periodic examination to determine Policy liabilities and reserves so that the Insurance Department may certify that these items are correct. Our books and accounts are subject to review by the Insurance Department at all times. A full examination of our operations is conducted periodically by the Insurance Department and under the auspices of the National Association of Insurance Commissioners. We are also subject to the insurance laws and regulations of all jurisdictions in which we are licensed to do business.

Experts

The financial statements of Transamerica Advisors Life Insurance Company as of December 31, 201 1 have been audited by Ernst & Young, LLP, an independent registered public accounting firm, as stated in their report dated March 29 , 201 2 and the financial statements of Merrill Lynch Life Variable Life Separate Account II as of December 31, 201 1 , have been audited by Ernst & Young, LLP, an independent registered public accounting firm, as stated in their report dated April 23, 201 2 , which reports are both incorporated by reference in the Prospectus and included in the Statement of Additional Information and have been so included and incorporated by reference in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Ernst & Young, LLP is 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309.

Legal Matters

Arthur D. Woods has provided legal advice to us relating to certain matters under the federal securities laws.

Reinsurance

We have reinsured some of the risks assumed under the Policy.

Financial Statements

Our audited balance sheets as of December 31, 201 1 and 20 10 , and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 201 1 , as well as the Independent Registered Public Accounting Firms’ Reports, are contained herein. Our financial statements should be considered only as bearing upon our ability to meet our obligations under the Policies.

The audited financial statements for the Separate Account as of December 31, 201 1 , and for the periods ended December 31, 201 1 and 20 10 , as well as the Independent Registered Public Accounting Firms’ Reports, are also contained herein.

FINANCIAL STATEMENTS
Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Years Ended December 31, 2011 and 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners
of Merrill Lynch Variable Life Separate Account II
Transamerica Advisors Life Insurance Company

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Merrill Lynch Variable Life Separate Account II (the Separate Account) (comprised of the Invesco V.I. Capital Appreciation, Invesco V.I. Core Equity, AllianceBernstein VPS Large Cap Growth, BlackRock Balanced Capital, BlackRock Total Return, BlackRock Capital Appreciation, BlackRock Global Allocation, BlackRock U.S. Government Bond, BlackRock High Yield, BlackRock Large Cap Core, BlackRock Money Market, BlackRock Balanced Capital V.I., BlackRock Basic Value V.I., BlackRock Global Allocation V.I., BlackRock Global Opportunities V.I., BlackRock S&P 500 Index V.I., BlackRock International V.I., BlackRock Large Cap Growth V.I., BlackRock Large Cap Value V.I., BlackRock Value Opportunities V.I., BlackRock Equity Dividend V.I., 2013 Trust, 2014 Trust, 2019 Trust, and MFS® Growth subaccounts), at December 31, 2011, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011 by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Merrill Lynch Variable Life Separate Account II at December 31, 2011, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
April 23, 2012

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statements of Assets and Liabilities
December 31, 2011
	Invesco V.I. Capital Appreciation	Invesco V.I. Core Equity	AllianceBernstein VPS Large Cap Growth	BlackRock Balanced Capital	BlackRock Total Return
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	53,872.259	131,851.053	224,244.318	27,751,689.784	4,376,536.606
Cost	$ 1,287,314	$ 3,200,334	$ 5,959,895	$ 381,569,314	$ 48,384,689

Investments in mutual funds,
	Level 1 prices quoted
at net asset value	$ 1,153,944	$ 3,523,060	$ 5,991,808	$ 397,681,715	$ 49,761,221
Receivable for units sold	8	-	31,397	-	175,626
Total assets	1,153,952	3,523,060	6,023,205	397,681,715	49,936,847

Liabilities
Payable for units redeemed	-	6	-	13	-
	$ 1,153,952	$ 3,523,054	$ 6,023,205	$ 397,681,702	$ 49,936,847

Net Assets:
Deferred annuity contracts
terminable by owners	$ 1,153,952	$ 3,523,054	$ 6,023,205	$ 397,681,702	$ 49,936,847
Total net assets	$ 1,153,952	$ 3,523,054	$ 6,023,205	$ 397,681,702	$ 49,936,847

Accumulation units outstanding:
M&E - 0.50%	14,384	18,563	27,095	1,520,809	190,010
M&E - 0.60%	58,989	222,264	252,738	4,223,332	249,890
M&E - 0.75%	19,840	60,961	52,885	239,708	38,366
M&E - 0.90%	904	5,296	6,141	69,958	10,692

Accumulation unit value:
M&E - 0.50%	$ 12.485973	$ 11.560256	$ 18.106352	$ 67.211563	$ 104.695813
M&E - 0.60%	$ 12.295078	$ 11.491832	$ 17.829596	$ 65.395693	$ 101.416680
M&E - 0.75%	$ 12.019239	$ 11.391368	$ 17.429678	$ 62.814306	$ 96.781537
M&E - 0.90%	$ 11.749626	$ 11.291846	$ 17.038783	$ 60.335075	$ 92.358630

See accompanying notes.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statements of Assets and Liabilities
December 31, 2011

	BlackRock Capital Appreciation	BlackRock Global Allocation	BlackRock U.S. Government Bond	BlackRock High Yield	BlackRock Large Cap Core
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	3,282,257.373	12,452,774.164	6,464,572.516	5,981,076.381	5,348,325.724
Cost	$ 72,113,987	$ 189,784,653	$ 72,968,847	$ 30,470,001	$ 109,529,608

Investments in mutual funds,
	Level 1 prices quoted
at net asset value	$ 82,483,128	$ 171,848,283	$ 74,665,813	$ 30,264,246	$ 99,746,275
Receivable for units sold	-	1	162,657	161,769	-
Total assets	82,483,128	171,848,284	74,828,470	30,426,015	99,746,275

Liabilities
Payable for units redeemed	1	-	-	-	1
	$ 82,483,127	$ 171,848,284	$ 74,828,470	$ 30,426,015	$ 99,746,274

Net Assets:
Deferred annuity contracts
terminable by owners	$ 82,483,127	$ 171,848,284	$ 74,828,470	$ 30,426,015	$ 99,746,274
Total net assets	$ 82,483,127	$ 171,848,284	$ 74,828,470	$ 30,426,015	$ 99,746,274

Accumulation units outstanding:
M&E - 0.50%	353,799	1,047,889	354,724	122,131	298,634
M&E - 0.60%	346,988	1,483,990	407,222	356,247	345,198
M&E - 0.75%	79,292	248,020	51,605	33,066	61,878
M&E - 0.90%	23,594	91,565	22,497	12,592	28,741

Accumulation unit value:
M&E - 0.50%	$ 105.204426	$ 61.133950	$ 91.618218	$ 59.490262	$ 139.393465
M&E - 0.60%	$ 101.908654	$ 59.615287	$ 88.748675	$ 57.943062	$ 135.027075
M&E - 0.75%	$ 97.250039	$ 57.450162	$ 84.692505	$ 55.740664	$ 128.855112
M&E - 0.90%	$ 92.804784	$ 55.363898	$ 80.822093	$ 53.622203	$ 122.965817

See accompanying notes.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statements of Assets and Liabilities
December 31, 2011

	BlackRock Money Market	BlackRock Balanced Capital V.I.	BlackRock Basic Value V.I.	BlackRock Global Allocation V.I.	BlackRock Global Opportunities V.I.
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	136,608,847.460	9,363.327	2,794,961.037	131,805.840	382,859.847
Cost	$ 136,608,847	$ 108,096	$ 39,415,188	$ 1,641,616	$ 4,837,428

Investments in mutual funds,
	Level 1 prices quoted
at net asset value	$ 136,608,847	$ 114,794	$ 31,946,405	$ 1,959,953	$ 4,693,862
Receivable for units sold	692	-	-	1	-
Total assets	136,609,539	114,794	31,946,405	1,959,954	4,693,862

Liabilities
Payable for units redeemed	-	-	204	-	5
	$ 136,609,539	$ 114,794	$ 31,946,201	$ 1,959,954	$ 4,693,857

Net Assets:
Deferred annuity contracts
terminable by owners	$ 136,609,539	$ 114,794	$ 31,946,201	$ 1,959,954	$ 4,693,857
Total net assets	$ 136,609,539	$ 114,794	$ 31,946,201	$ 1,959,954	$ 4,693,857

Accumulation units outstanding:
M&E - 0.50%	1,535,405	-	332,405	17,377	72,680
M&E - 0.60%	1,468,926	3,375	416,951	31,839	237,714
M&E - 0.75%	218,991	-	70,742	2,972	28,239
M&E - 0.90%	48,872	-	17,096	1,084	587

Accumulation unit value:
M&E - 0.50%	$ 42.638931	$ 34.384694	$ 38.702345	$ 37.402986	$ 14.013244
M&E - 0.60%	$ 41.303366	$ 34.010802	$ 38.007570	$ 36.648704	$ 13.820130
M&E - 0.75%	$ 39.415497	$ 33.467129	$ 37.007701	$ 35.566510	$ 13.540021
M&E - 0.90%	$ 37.614101	$ 32.932243	$ 36.034310	$ 34.516447	$ 13.265645

See accompanying notes.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statements of Assets and Liabilities
December 31, 2011

	BlackRock S&P 500 Index V.I.	BlackRock International V.I.	BlackRock Large Cap Growth V.I.	BlackRock Large Cap Value V.I.	BlackRock Value Opportunities V.I.
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	1,047,554.528	1,209,799.547	700,639.227	1,022,591.124	1,214,036.964
Cost	$ 13,967,870	$ 11,549,751	$ 7,359,601	$ 11,160,349	$ 22,054,841

Investments in mutual funds,
	Level 1 prices quoted
at net asset value	$ 14,581,959	$ 9,678,396	$ 7,700,025	$ 9,806,649	$ 20,832,874
Receivable for units sold	-	-	-	-	-
Total assets	14,581,959	9,678,396	7,700,025	9,806,649	20,832,874

Liabilities
Payable for units redeemed	73	8	42	65	129
	$ 14,581,886	$ 9,678,388	$ 7,699,983	$ 9,806,584	$ 20,832,745

Net Assets:
Deferred annuity contracts
terminable by owners	$ 14,581,886	$ 9,678,388	$ 7,699,983	$ 9,806,584	$ 20,832,745
Total net assets	$ 14,581,886	$ 9,678,388	$ 7,699,983	$ 9,806,584	$ 20,832,745

Accumulation units outstanding:
M&E - 0.50%	142,257	179,973	233,937	186,978	167,891
M&E - 0.60%	519,885	356,966	408,350	391,497	257,400
M&E - 0.75%	79,959	60,059	37,981	56,382	49,609
M&E - 0.90%	4,030	5,093	29,992	10,576	7,713

Accumulation unit value:
M&E - 0.50%	$ 19.840375	$ 16.269728	$ 10.962637	$ 15.341420	$ 43.832026
M&E - 0.60%	$ 19.537147	$ 16.045499	$ 10.822828	$ 15.174583	$ 43.044942
M&E - 0.75%	$ 19.098972	$ 15.720279	$ 10.620078	$ 14.932013	$ 41.912323
M&E - 0.90%	$ 18.670696	$ 15.401678	$ 10.421150	$ 14.693367	$ 40.809656

See accompanying notes.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statements of Assets and Liabilities
December 31, 2011

	BlackRock Equity Dividend V.I.	2013 Trust	2014 Trust	2019 Trust	MFS® Growth
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	887,602.743	1,245,637.039	4,070,307.364	5,236,383.196	160,301.384
Cost	$ 7,520,754	$ 1,196,472	$ 2,490,057	$ 3,129,717	$ 2,846,500

Investments in mutual funds,
	Level 1 prices quoted
at net asset value	$ 7,251,714	$ 1,193,943	$ 3,990,855	$ 4,508,002	$ 3,937,002
Receivable for units sold	-	2,802	-	-	3
Total assets	7,251,714	1,196,745	3,990,855	4,508,002	3,937,005

Liabilities
Payable for units redeemed	53	-	19	48	-
	$ 7,251,661	$ 1,196,745	$ 3,990,836	$ 4,507,954	$ 3,937,005

Net Assets:
Deferred annuity contracts
terminable by owners	$ 7,251,661	$ 1,196,745	$ 3,990,836	$ 4,507,954	$ 3,937,005
Total net assets	$ 7,251,661	$ 1,196,745	$ 3,990,836	$ 4,507,954	$ 3,937,005

Accumulation units outstanding:
M&E - 0.50%	88,347	11,095	55,604	66,070	41,413
M&E - 0.60%	94,694	20,177	50,157	86,701	139,933
M&E - 0.75%	20,838	2,455	1,920	31,330	22,795
M&E - 0.90%	793	1,638	-	-	1,510

Accumulation unit value:
M&E - 0.50%	$ 35.898312	$ 34.442525	$ 37.406642	$ 24.771601	$ 19.435247
M&E - 0.60%	$ 35.253983	$ 33.783636	$ 36.729152	$ 24.449484	$ 19.138144
M&E - 0.75%	$ 34.326703	$ 32.845748	$ 35.763353	$ 23.986699	$ 18.708833
M&E - 0.90%	$ 33.423985	$ 31.934010	$ 34.823102	$ 23.532769	$ 18.289185

See accompanying notes.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2010 and 2011
	Invesco V.I. Capital Appreciation	Invesco V.I. Core Equity	AllianceBernstein VPS Large Cap Growth	BlackRock Balanced Capital
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$ 1,422,907	$ 3,995,141	$ 7,223,321	$ 439,915,604
Investment Income:
Dividends	9,476	35,907	35,181	10,159,401
Investment Expenses:
Mortality and expense risk and other charges	8,033	23,624	42,139	2,465,582
Net investment income (loss)	1,443	12,283	(6,958)	7,693,819
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	(19,198)	(5,791)	(40,886)	(17,974,059)
Net realized capital gains (losses) on investments	(19,198)	(5,791)	(40,886)	(17,974,059)
Net change in unrealized appreciation/depreciation	195,572	306,035	604,119	45,341,016
Net Gain (Loss) on Investment	176,374	300,244	563,233	27,366,957

Increase (decrease) in net assets from operations	177,817	312,527	556,275	35,060,776
Increase (decrease) in net assets from contract transactions	(91,061)	(460,953)	(948,371)	(51,682,203)
Total increase (decrease) in net assets	86,756	(148,426)	(392,096)	(16,621,427)

Net Assets as of December 31, 2010	$ 1,509,663	$ 3,846,715	$ 6,831,225	$ 423,294,177

Investment Income:
Dividends	1,962	36,503	21,742	11,039,864
Investment Expenses:
Mortality and expense risk and other charges	8,057	23,663	40,796	2,431,949
Net investment income (loss)	(6,095)	12,840	(19,054)	8,607,915
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	25,677	33,355	124,877	(1,638,536)
Net realized capital gains (losses) on investments	25,677	33,355	124,877	(1,638,536)
Net change in unrealized appreciation/depreciation	(119,954)	(69,648)	(365,390)	9,671,831
Net Gain (Loss) on Investment	(94,277)	(36,293)	(240,513)	8,033,295

Increase (decrease) in net assets from operations	(100,372)	(23,453)	(259,567)	16,641,210
Increase (decrease) in net assets from contract transactions	(255,339)	(300,208)	(548,453)	(42,253,685)
Total increase (decrease) in net assets	(355,711)	(323,661)	(808,020)	(25,612,475)

Net Assets as of December 31, 2011	$ 1,153,952	$ 3,523,054	$ 6,023,205	$ 397,681,702

See accompanying notes.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2010 and 2011

	BlackRock Total Return	BlackRock Capital Appreciation	BlackRock Global Allocation	BlackRock U.S. Government Bond
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$ 51,323,305	$ 104,984,390	$ 185,579,771	$ 84,462,199
Investment Income:
Dividends	2,437,099	530,664	2,603,509	3,253,356
Investment Expenses:
Mortality and expense risk and other charges	306,174	584,684	1,089,198	487,925
Net investment income (loss)	2,130,925	(54,020)	1,514,311	2,765,431
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	59,014	-	-	1,843,092
Realized gain (loss) on investments	(540,020)	(1,642,412)	3,562,809	16,511
Net realized capital gains (losses) on investments	(481,006)	(1,642,412)	3,562,809	1,859,603
Net change in unrealized appreciation/depreciation	2,321,553	20,553,769	12,537,512	2,161,324
Net Gain (Loss) on Investment	1,840,547	18,911,357	16,100,321	4,020,927

Increase (decrease) in net assets from operations	3,971,472	18,857,337	17,614,632	6,786,358
Increase (decrease) in net assets from contract transactions	(2,687,846)	(7,794,498)	(2,970,456)	(10,728,671)
Total increase (decrease) in net assets	1,283,626	11,062,839	14,644,176	(3,942,313)

Net Assets as of December 31, 2010	$ 52,606,931	$ 116,047,229	$ 200,223,947	$ 80,519,886

Investment Income:
Dividends	2,211,593	623,388	12,038,136	2,124,171
Investment Expenses:
Mortality and expense risk and other charges	289,592	615,065	1,105,154	443,030
Net investment income (loss)	1,922,001	8,323	10,932,982	1,681,141
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	2,400,598	729,481
Realized gain (loss) on investments	(333,526)	(953,239)	3,801,860	299,837
Net realized capital gains (losses) on investments	(333,526)	(953,239)	6,202,458	1,029,318
Net change in unrealized appreciation/depreciation	1,206,295	(9,254,367)	(24,313,331)	1,701,084
Net Gain (Loss) on Investment	872,769	(10,207,606)	(18,110,873)	2,730,402

Increase (decrease) in net assets from operations	2,794,770	(10,199,283)	(7,177,891)	4,411,543
Increase (decrease) in net assets from contract transactions	(5,464,854)	(23,364,819)	(21,197,772)	(10,102,959)
Total increase (decrease) in net assets	(2,670,084)	(33,564,102)	(28,375,663)	(5,691,416)

Net Assets as of December 31, 2011	$ 49,936,847	$ 82,483,127	$ 171,848,284	$ 74,828,470

See accompanying notes.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2010 and 2011

	BlackRock High Yield	BlackRock Large Cap Core	BlackRock Money Market	BlackRock Balanced Capital V.I.
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$ 31,413,350	$ 110,556,909	$ 187,383,843	$ 106,563
Investment Income:
Dividends	2,417,399	1,554,866	13,325	2,010
Investment Expenses:
Mortality and expense risk and other charges	182,550	604,999	975,264	647
Net investment income (loss)	2,234,849	949,867	(961,939)	1,363
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	(1,552,339)	(2,068,974)	-	(48)
Net realized capital gains (losses) on investments	(1,552,339)	(2,068,974)	-	(48)
Net change in unrealized appreciation/depreciation	3,790,314	10,481,744	-	7,237
Net Gain (Loss) on Investment	2,237,975	8,412,770	-	7,189

Increase (decrease) in net assets from operations	4,472,824	9,362,637	(961,939)	8,552
Increase (decrease) in net assets from contract transactions	(3,280,428)	(12,807,269)	(32,662,986)	(1,892)
Total increase (decrease) in net assets	1,192,396	(3,444,632)	(33,624,925)	6,660

Net Assets as of December 31, 2010	$ 32,605,746	$ 107,112,277	$ 153,758,918	$ 113,223

Investment Income:
Dividends	2,210,649	1,340,134	290	2,539
Investment Expenses:
Mortality and expense risk and other charges	180,260	617,004	805,972	693
Net investment income (loss)	2,030,389	723,130	(805,682)	1,846
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	689	-
Realized gain (loss) on investments	3,922,032	7,397	-	133
Net realized capital gains (losses) on investments	3,922,032	7,397	689	133
Net change in unrealized appreciation/depreciation	(5,362,531)	1,532,800	-	1,662
Net Gain (Loss) on Investment	(1,440,499)	1,540,197	689	1,795

Increase (decrease) in net assets from operations	589,890	2,263,327	(804,993)	3,641
Increase (decrease) in net assets from contract transactions	(2,769,621)	(9,629,330)	(16,344,386)	(2,070)
Total increase (decrease) in net assets	(2,179,731)	(7,366,003)	(17,149,379)	1,571

Net Assets as of December 31, 2011	$ 30,426,015	$ 99,746,274	$ 136,609,539	$ 114,794

See accompanying notes.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2010 and 2011

	BlackRock Basic Value V.I.	BlackRock Global Allocation V.I.	BlackRock Global Opportunities V.I.	BlackRock S&P 500 Index V.I.
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$ 36,241,079	$ 2,179,926	$ 8,328,997	$ 14,101,739
Investment Income:
Dividends	555,857	25,589	53,190	242,100
Investment Expenses:
Mortality and expense risk and other charges	200,973	12,356	41,627	86,806
Net investment income (loss)	354,884	13,233	11,563	155,294
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	11,648	-	452,536
Realized gain (loss) on investments	(1,801,296)	34,004	(691,911)	(904,341)
Net realized capital gains (losses) on investments	(1,801,296)	45,652	(691,911)	(451,805)
Net change in unrealized appreciation/depreciation	5,422,072	137,173	1,321,351	2,271,982
Net Gain (Loss) on Investment	3,620,776	182,825	629,440	1,820,177

Increase (decrease) in net assets from operations	3,975,660	196,058	641,003	1,975,471
Increase (decrease) in net assets from contract transactions	(3,705,287)	(106,016)	(2,145,206)	(124,720)
Total increase (decrease) in net assets	270,373	90,042	(1,504,203)	1,850,751

Net Assets as of December 31, 2010	$ 36,511,452	$ 2,269,968	$ 6,824,794	$ 15,952,490

Investment Income:
Dividends	606,161	46,058	59,981	255,536
Investment Expenses:
Mortality and expense risk and other charges	199,505	12,595	32,167	91,955
Net investment income (loss)	406,656	33,463	27,814	163,581
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	45,449	-	592,319
Realized gain (loss) on investments	(1,146,988)	80,188	(221,277)	998,846
Net realized capital gains (losses) on investments	(1,146,988)	125,637	(221,277)	1,591,165
Net change in unrealized appreciation/depreciation	(244,169)	(242,314)	(506,743)	(1,520,563)
Net Gain (Loss) on Investment	(1,391,157)	(116,677)	(728,020)	70,602

Increase (decrease) in net assets from operations	(984,501)	(83,214)	(700,206)	234,183
Increase (decrease) in net assets from contract transactions	(3,580,750)	(226,800)	(1,430,731)	(1,604,787)
Total increase (decrease) in net assets	(4,565,251)	(310,014)	(2,130,937)	(1,370,604)

Net Assets as of December 31, 2011	$ 31,946,201	$ 1,959,954	$ 4,693,857	$ 14,581,886

See accompanying notes.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2010 and 2011

	BlackRock International V.I.	BlackRock Large Cap Growth V.I.	BlackRock Large Cap Value V.I.	BlackRock Value Opportunities V.I.
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$ 15,231,478	$ 8,584,488	$ 13,188,467	$ 18,364,424
Investment Income:
Dividends	143,614	46,942	143,017	110,141
Investment Expenses:
Mortality and expense risk and other charges	78,880	47,118	71,568	111,173
Net investment income (loss)	64,734	(176)	71,449	(1,032)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	(4,456,758)	(309,664)	(1,098,918)	(3,079,451)
Net realized capital gains (losses) on investments	(4,456,758)	(309,664)	(1,098,918)	(3,079,451)
Net change in unrealized appreciation/depreciation	5,042,867	1,365,179	1,939,549	7,932,509
Net Gain (Loss) on Investment	586,109	1,055,515	840,631	4,853,058

Increase (decrease) in net assets from operations	650,843	1,055,339	912,080	4,852,026
Increase (decrease) in net assets from contract transactions	(2,503,154)	(1,600,955)	(1,816,523)	87,252
Total increase (decrease) in net assets	(1,852,311)	(545,616)	(904,443)	4,939,278

Net Assets as of December 31, 2010	$ 13,379,167	$ 8,038,872	$ 12,284,024	$ 23,303,702

Investment Income:
Dividends	287,691	70,077	141,753	90,162
Investment Expenses:
Mortality and expense risk and other charges	72,731	46,544	63,429	134,009
Net investment income (loss)	214,960	23,533	78,324	(43,847)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	18,184	-	-
Realized gain (loss) on investments	(1,760,290)	(57,200)	(564,807)	(1,945,076)
Net realized capital gains (losses) on investments	(1,760,290)	(39,016)	(564,807)	(1,945,076)
Net change in unrealized appreciation/depreciation	(246,354)	166,554	418,106	1,241,826
Net Gain (Loss) on Investment	(2,006,644)	127,538	(146,701)	(703,250)

Increase (decrease) in net assets from operations	(1,791,684)	151,071	(68,377)	(747,097)
Increase (decrease) in net assets from contract transactions	(1,909,095)	(489,960)	(2,409,063)	(1,723,860)
Total increase (decrease) in net assets	(3,700,779)	(338,889)	(2,477,440)	(2,470,957)

Net Assets as of December 31, 2011	$ 9,678,388	$ 7,699,983	$ 9,806,584	$ 20,832,745

See accompanying notes.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2010 and 2011

	BlackRock Equity Dividend V.I.	2013 Trust	2014 Trust	2019 Trust
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2010	$ 6,314,057	$ 1,145,333	$ 5,131,602	$ 3,361,987
Investment Income:
Dividends	158,837	-	-	-
Investment Expenses:
Mortality and expense risk and other charges	32,453	12,542	42,227	35,671
Net investment income (loss)	126,384	(12,542)	(42,227)	(35,671)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	823,458	-	-	-
Realized gain (loss) on investments	(1,055,177)	105,028	691,494	56,357
Net realized capital gains (losses) on investments	(231,719)	105,028	691,494	56,357
Net change in unrealized appreciation/depreciation	603,651	(63,152)	(377,068)	345,109
Net Gain (Loss) on Investment	371,932	41,876	314,426	401,466

Increase (decrease) in net assets from operations	498,316	29,334	272,199	365,795
Increase (decrease) in net assets from contract transactions	(480,658)	166,639	(1,127,910)	402,257
Total increase (decrease) in net assets	17,658	195,973	(855,711)	768,052

Net Assets as of December 31, 2010	$ 6,331,715	$ 1,341,306	$ 4,275,891	$ 4,130,039

Investment Income:
Dividends	150,735	-	-	-
Investment Expenses:
Mortality and expense risk and other charges	39,784	22,678	36,895	39,224
Net investment income (loss)	110,951	(22,678)	(36,895)	(39,224)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	43,205	-	-	-
Realized gain (loss) on investments	(608,453)	218,336	314,695	122,663
Net realized capital gains (losses) on investments	(565,248)	218,336	314,695	122,663
Net change in unrealized appreciation/depreciation	803,078	(214,889)	(198,132)	460,091
Net Gain (Loss) on Investment	237,830	3,447	116,563	582,754

Increase (decrease) in net assets from operations	348,781	(19,231)	79,668	543,530
Increase (decrease) in net assets from contract transactions	571,165	(125,330)	(364,723)	(165,615)
Total increase (decrease) in net assets	919,946	(144,561)	(285,055)	377,915

Net Assets as of December 31, 2011	$ 7,251,661	$ 1,196,745	$ 3,990,836	$ 4,507,954

See accompanying notes.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Statements of Operations and Changes in Net Assets
Years Ended December 31, 2010 and 2011

MFS® Growth
Subaccount
Net Assets as of January 1, 2010	$ 5,472,462
Investment Income:
Dividends	5,687
Investment Expenses:
Mortality and expense risk and other charges	28,416
Net investment income (loss)	(22,729)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-
Realized gain (loss) on investments	560,892
Net realized capital gains (losses) on investments	560,892
Net change in unrealized appreciation/depreciation	80,076
Net Gain (Loss) on Investment	640,968

Increase (decrease) in net assets from operations	618,239
Increase (decrease) in net assets from contract transactions	(1,393,045)
Total increase (decrease) in net assets	(774,806)

Net Assets as of December 31, 2010	$ 4,697,656

Investment Income:
Dividends	8,522
Investment Expenses:
Mortality and expense risk and other charges	26,335
Net investment income (loss)	(17,813)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-
Realized gain (loss) on investments	318,993
Net realized capital gains (losses) on investments	318,993
Net change in unrealized appreciation/depreciation	(346,115)
Net Gain (Loss) on Investment	(27,122)

Increase (decrease) in net assets from operations	(44,935)
Increase (decrease) in net assets from contract transactions	(715,716)
Total increase (decrease) in net assets	(760,651)

Net Assets as of December 31, 2011	$ 3,937,005

See accompanying notes.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2011

On December 28, 2007 (the Acquisition Date), TALIC was acquired by AUSA.  Prior to the Acquisition Date, TALIC was a wholly owned subsidiary of Merrill Lynch Insurance Group, Inc., which is an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc.  This transaction had no impact on the net asset values or results of the Separate Account.

1. Organization and Summary of Significant Accounting Policies
Organization

Merrill Lynch Variable Life Separate Account II (the Separate Account) is a segregated investment account of Transamerica Advisors Life Insurance Company (TALIC), a wholly-owned subsidiary of AEGON USA, LLC (AUSA).  AUSA is an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Prime Plan I-VI, Directed Life, Directed Life II and Prime Plan Investor.

Subaccount	Mutual Fund
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares
Invesco V.I. Capital Appreciation	Invesco V.I. Capital Appreciation Fund
Invesco V.I. Core Equity	Invesco V.I. Core Equity Fund
AllianceBernstein Variable Products Series Fund, Inc.	AllianceBernstein Variable Products Series Fund, Inc.
AllianceBernstein VPS Large Cap Growth	AllianceBernstein VPS Large Cap Growth Portfolio
BlackRock Series Fund, Inc.	BlackRock Series Fund, Inc.
BlackRock Balanced Capital	BlackRock Balanced Capital Portfolio
BlackRock Total Return	BlackRock Total Return Portfolio
BlackRock Capital Appreciation	BlackRock Capital Appreciation Portfolio
BlackRock Global Allocation	BlackRock Global Allocation Portfolio
BlackRock U.S. Government Bond	BlackRock U.S. Government Bond Portfolio
BlackRock High Yield	BlackRock High Yield Portfolio
BlackRock Large Cap Core	BlackRock Large Cap Core Portfolio
BlackRock Money Market	BlackRock Money Market Portfolio
BlackRock Variable Series Fund, Inc.	BlackRock Variable Series Fund, Inc.
BlackRock Balanced Capital V.I.	BlackRock Balanced Capital V.I. Fund
BlackRock Basic Value V.I.	BlackRock Basic Value V.I. Fund
BlackRock Global Allocation V.I.	BlackRock Global Allocation V.I. Fund
BlackRock Global Opportunities V.I.	BlackRock Global Opportunities V.I. Fund
BlackRock S&P 500 Index V.I.	BlackRock S&P 500 Index V.I. Fund
BlackRock International V.I.	BlackRock International V.I. Fund
BlackRock Large Cap Growth V.I.	BlackRock Large Cap Growth V.I. Fund
BlackRock Large Cap Value V.I.	BlackRock Large Cap Value V.I. Fund
BlackRock Value Opportunities V.I.	BlackRock Value Opportunities V.I. Fund
BlackRock Equity Dividend V.I.	BlackRock Equity Dividend V.I. Fund

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2011

1. Organization and Summary of Significant Accounting Policies (continued)
Subaccount Investment by Mutual Fund (continued):
Subaccount		Mutual Fund
Zero Coupon Trust		Zero Coupon Trust
2013 Trust		2013 Trust
2014 Trust		2014 Trust
2019 Trust		2019 Trust
MFS® Variable Insurance Trust		MFS® Variable Insurance Trust
MFS® Growth		MFS® Growth Series

The following Mutual Fund name changes were made effective during the fiscal year ended December 31, 2011.
	Mutual Fund	Formerly
	BlackRock U.S. Government Bond Portfolio	BlackRock Government Income Portfolio
	BlackRock High Yield Portfolio	BlackRock High Income Portfolio
	BlackRock International V.I. Fund	BlackRock International Value V.I. Fund

Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2011.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income
Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy
The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts.  The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities.  Actual results could differ from those estimates.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2011

2.	Investments
	The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2011 were as follows:
	Subaccount	Purchases	Sales
	Invesco V.I. Capital Appreciation	$ 25,732	$ 287,174
	Invesco V.I. Core Equity	119,738	407,097
	AllianceBernstein VPS Large Cap Growth	1,055,353	1,654,261
	BlackRock Balanced Capital	12,351,393	45,997,157
	BlackRock Total Return	4,466,584	8,002,075
	BlackRock Capital Appreciation	3,294,381	26,650,877
	BlackRock Global Allocation	19,148,436	27,012,631
	BlackRock U.S. Government Bond	12,889,270	20,553,885
	BlackRock High Yield	16,150,341	16,830,301
	BlackRock Large Cap Core	4,011,717	12,917,917
	BlackRock Money Market	38,460,656	55,610,725
	BlackRock Balanced Capital V.I.	2,539	2,763
	BlackRock Basic Value V.I.	1,621,675	4,795,561
	BlackRock Global Allocation V.I.	91,507	239,396
	BlackRock Global Opportunities V.I.	311,200	1,714,109
	BlackRock S&P 500 Index V.I.	3,312,638	4,161,439
	BlackRock International V.I.	1,259,966	2,954,094
	BlackRock Large Cap Growth V.I.	2,064,832	2,513,037
	BlackRock Large Cap Value V.I.	611,433	2,942,110
	BlackRock Value Opportunities V.I.	2,140,025	3,907,608
	BlackRock Equity Dividend V.I.	2,052,679	1,327,302
	2013 Trust	9,517,674	9,668,469
	2014 Trust	117,808	519,150
	2019 Trust	130,265	335,508
	MFS® Growth	157,838	891,371

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2011

3. Change in Units
The changes in units outstanding were as follows:

	Year ended December 31,
	2011			2010
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Invesco V.I. Capital Appreciation	-	(18,529)	(18,529)	2,284	(11,517)	(9,233)
Invesco V.I. Core Equity	-	(25,862)	(25,862)	-	(43,501)	(43,501)
AllianceBernstein VPS Large Cap Growth	-	(31,469)	(31,469)	-	(58,083)	(58,083)
BlackRock Balanced Capital	-	(646,723)	(646,723)	-	(866,821)	(866,821)
BlackRock Total Return	9,853	(65,702)	(55,849)	29,585	(57,916)	(28,331)
BlackRock Capital Appreciation	-	(219,548)	(219,548)	-	(81,792)	(81,792)
BlackRock Global Allocation	-	(338,922)	(338,922)	187,150	(241,158)	(54,008)
BlackRock U.S. Government Bond	-	(116,405)	(116,405)	-	(129,025)	(129,025)
BlackRock High Yield	-	(45,298)	(45,298)	-	(64,030)	(64,030)
BlackRock Large Cap Core	-	(70,051)	(70,051)	-	(104,800)	(104,800)
BlackRock Money Market	428,390	(818,817)	(390,427)	49,516	(830,045)	(780,529)
BlackRock Balanced Capital V.I.	-	(61)	(61)	-	(61)	(61)
BlackRock Basic Value V.I.	-	(90,863)	(90,863)	-	(105,020)	(105,020)
BlackRock Global Allocation V.I.	-	(5,911)	(5,911)	-	(2,987)	(2,987)
BlackRock Global Opportunities V.I.	-	(89,717)	(89,717)	-	(149,988)	(149,988)
BlackRock S&P 500 Index V.I.	-	(79,435)	(79,435)	24,251	(30,550)	(6,299)
BlackRock International V.I.	-	(111,633)	(111,633)	-	(147,302)	(147,302)
BlackRock Large Cap Growth V.I.	130,778	(174,727)	(43,949)	-	(170,318)	(170,318)
BlackRock Large Cap Value V.I.	-	(151,882)	(151,882)	-	(127,873)	(127,873)
BlackRock Value Opportunities V.I.	5,408	(46,454)	(41,046)	57,991	(61,795)	(3,804)
BlackRock Equity Dividend V.I.	33,464	(17,055)	16,409	27,886	(45,327)	(17,441)
2013 Trust	-	(4,118)	(4,118)	14,347	(9,328)	5,019
2014 Trust	-	(9,919)	(9,919)	-	(31,635)	(31,635)
2019 Trust	-	(7,538)	(7,538)	21,152	(2,053)	19,099
MFS® Growth	-	(37,538)	(37,538)	-	(82,960)	(82,960)

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2011
4. Financial Highlights
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio

Invesco V.I. Capital Appreciation
	12/31/2011	94,117	$12.49	to	$11.75	$1,153,952	0.15%	0.50%	to	0.90%	(8.37)%	to	(8.73)%
	12/31/2010	112,646	13.63	to	12.87	1,509,663	0.73	0.50	to	0.90	14.91	to	14.46
	12/31/2009	121,879	11.86	to	11.25	1,422,907	0.59	0.50	to	0.90	20.48	to	19.99
	12/31/2008	147,422	9.84	to	9.37	1,429,485	-	0.50	to	0.90	(42.78)	to	(43.01)
	12/31/2007	182,982	17.20	to	16.45	3,107,128	-	0.50	to	0.90	11.45	to	11.00
Invesco V.I. Core Equity
	12/31/2011	307,084	11.56	to	11.29	3,523,054	0.96	0.50	to	0.90	(0.56)	to	(0.95)
	12/31/2010	332,946	11.63	to	11.40	3,846,715	0.95	0.50	to	0.90	9.01	to	8.58
	12/31/2009	376,447	10.66	to	10.50	3,995,141	1.75	0.50	to	0.90	27.66	to	27.14
	12/31/2008	457,085	8.35	to	8.26	3,805,761	2.40	0.50	to	0.90	(30.49)	to	(30.77)
	12/31/2007	523,008	12.02	to	11.93	6,270,515	1.04	0.50	to	0.90	7.58	to	7.14
AllianceBernstein VPS Large Cap Growth
	12/31/2011	338,859	18.11	to	17.04	6,023,205	0.33	0.50	to	0.90	(3.52)	to	(3.91)
	12/31/2010	370,328	18.77	to	17.73	6,831,225	0.52	0.50	to	0.90	9.55	to	9.12
	12/31/2009	428,411	17.13	to	16.25	7,223,321	0.15	0.50	to	0.90	36.83	to	36.28
	12/31/2008	459,506	12.52	to	11.92	5,670,789	-	0.50	to	0.90	(39.96)	to	(40.21)
	12/31/2007	537,489	20.85	to	19.94	11,056,818	-	0.50	to	0.90	13.35	to	12.89

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2011

			Unit Fair Value				Total Return***
			Corresponding to				Corresponding to
	Year		Lowest to Highest	Net	Income	Expense Ratio**	Lowest to Highest
Subaccount	Ended	Units	Expense Ratio	Assets	Ratio*	Lowest to Highest	Expense Ratio

BlackRock Balanced Capital
12/31/2011	6,053,807	67.21	to	60.34	397,681,702	2.63	0.50	to	0.90	4.06	to	3.65
12/31/2010	6,700,530	64.59	to	58.21	423,294,177	2.41	0.50	to	0.90	8.74	to	8.31
12/31/2009	7,567,351	59.39	to	53.74	439,915,604	2.88	0.50	to	0.90	18.14	to	17.66
12/31/2008	8,416,841	50.28	to	45.68	414,564,458	2.84	0.50	to	0.90	(27.20)	to	(27.50)
12/31/2007	9,491,457	69.06	to	63.00	642,732,820	2.64	0.50	to	0.90	5.12	to	4.69
BlackRock Total Return
12/31/2011	488,958	104.70	to	92.36	49,936,847	4.37	0.50	to	0.90	5.82	to	5.40
12/31/2010	544,807	98.94	to	87.62	52,606,931	4.58	0.50	to	0.90	7.97	to	7.54
12/31/2009	573,138	91.64	to	81.48	51,323,305	5.62	0.50	to	0.90	14.31	to	13.85
12/31/2008	709,216	80.16	to	71.57	55,368,820	4.94	0.50	to	0.90	(8.23)	to	(8.60)
12/31/2007	763,814	87.36	to	78.31	65,150,655	4.59	0.50	to	0.90	3.95	to	3.52
BlackRock Capital Appreciation
12/31/2011	803,673	105.20	to	92.80	82,483,127	0.57	0.50	to	0.90	(9.11)	to	(9.47)
12/31/2010	1,023,221	115.75	to	102.51	116,047,229	0.52	0.50	to	0.90	19.44	to	18.97
12/31/2009	1,105,013	96.91	to	86.17	104,984,390	0.73	0.50	to	0.90	36.72	to	36.17
12/31/2008	1,184,859	70.88	to	63.28	82,356,965	0.66	0.50	to	0.90	(39.12)	to	(39.37)
12/31/2007	1,311,400	116.43	to	104.37	149,795,602	0.60	0.50	to	0.90	19.23	to	18.74

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2011
4.  Financial Highlights (continued)

				Unit Fair Value							Total Return***
				Corresponding to							Corresponding to
	Year			Lowest to Highest		Net	Income	Expense Ratio**			Lowest to Highest
Subaccount	Ended	Units		Expense Ratio		Assets	Ratio*	Lowest to Highest			Expense Ratio
BlackRock Global Allocation
	12/31/2011	2,871,464	$61.13	to	$55.36	$171,848,284	6.27%	0.50%	to	0.90%	(3.87)%	to	(4.25)%
	12/31/2010	3,210,386	63.60	to	57.82	200,223,947	1.39	0.50	to	0.90	9.76	to	9.33
	12/31/2009	3,264,394	57.94	to	52.89	185,579,771	2.65	0.50	to	0.90	21.88	to	21.39
	12/31/2008	3,321,171	47.54	to	43.57	154,985,138	5.66	0.50	to	0.90	(21.08)	to	(21.40)
	12/31/2007	3,452,478	60.24	to	55.44	204,256,827	3.35	0.50	to	0.90	17.37	to	16.89
BlackRock U.S. Government Bond
	12/31/2011	836,048	91.62	to	80.82	74,828,470	2.74	0.50	to	0.90	5.93	to	5.51
	12/31/2010	952,453	86.49	to	76.60	80,519,886	3.83	0.50	to	0.90	8.22	to	7.79
	12/31/2009	1,081,478	79.92	to	71.06	84,462,199	4.56	0.50	to	0.90	(2.15)	to	(2.55)
	12/31/2008	1,297,879	81.68	to	72.92	103,670,818	2.44	0.50	to	0.90	6.80	to	6.37
	12/31/2007	1,467,542	76.48	to	68.56	109,860,219	4.89	0.50	to	0.90	4.80	to	4.37
BlackRock High Yield
	12/31/2011	524,036	59.49	to	53.62	30,426,015	7.10	0.50	to	0.90	1.54	to	1.14
	12/31/2010	569,334	58.59	to	53.02	32,605,746	7.74	0.50	to	0.90	15.62	to	15.16
	12/31/2009	633,364	50.68	to	46.04	31,413,350	10.04	0.50	to	0.90	51.94	to	51.33
	12/31/2008	587,616	33.35	to	30.42	19,203,925	8.77	0.50	to	0.90	(28.41)	to	(28.70)
	12/31/2007	639,532	46.59	to	42.67	29,234,114	7.63	0.50	to	0.90	2.22	to	1.80
BlackRock Large Cap Core
	12/31/2011	734,451	139.39	to	122.97	99,746,274	1.25	0.50	to	0.90	2.10	to	1.70
	12/31/2010	804,502	136.53	to	120.91	107,112,277	1.50	0.50	to	0.90	9.55	to	9.11
	12/31/2009	909,302	124.63	to	110.82	110,556,909	1.61	0.50	to	0.90	22.29	to	21.80
	12/31/2008	1,015,909	101.91	to	90.98	101,175,249	1.07	0.50	to	0.90	(38.26)	to	(38.51)
	12/31/2007	1,204,413	165.05	to	147.96	194,308,562	0.99	0.50	to	0.90	7.75	to	7.31

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2011

				Unit Fair Value							Total Return***
				Corresponding to							Corresponding to
	Year			Lowest to Highest		Net	Income	Expense Ratio**			Lowest to Highest
Subaccount	Ended	Units		Expense Ratio		Assets	Ratio*	Lowest to Highest			Expense Ratio
BlackRock Money Market
	12/31/2011	3,272,194	42.64	to	37.61	136,609,539	-	0.50	to	0.90	(0.49)	to	(0.89)
	12/31/2010	3,662,621	42.85	to	37.95	153,758,918	0.01	0.50	to	0.90	(0.49)	to	(0.88)
	12/31/2009	4,443,150	43.06	to	38.29	187,383,843	0.32	0.50	to	0.90	(0.19)	to	(0.59)
	12/31/2008	5,209,095	43.14	to	38.52	219,899,648	2.72	0.50	to	0.90	2.31	to	1.89
	12/31/2007	5,205,212	42.17	to	37.80	215,523,896	4.78	0.50	to	0.90	4.50	to	4.08
BlackRock Balanced Capital V.I.
	12/31/2011	3,375	34.38	to	32.93	114,794	2.18	0.50	to	0.90	3.33	to	2.92
	12/31/2010	3,436	33.28	to	32.00	113,223	1.87	0.50	to	0.90	8.22	to	7.79
	12/31/2009	3,497	30.75	to	29.68	106,563	2.37	0.50	to	0.90	17.35	to	16.87
	12/31/2008	3,573	26.20	to	25.40	92,868	1.34	0.50	to	0.90	(28.98)	to	(29.27)
	12/31/2007	7,533	36.90	to	35.91	274,707	1.79	0.50	to	0.90	4.78	to	4.36
BlackRock Basic Value V.I.
	12/31/2011	837,194	38.70	to	36.03	31,946,201	1.73	0.50	to	0.90	(2.93)	to	(3.32)
	12/31/2010	928,057	39.87	to	37.27	36,511,452	1.61	0.50	to	0.90	12.24	to	11.80
	12/31/2009	1,033,077	35.52	to	33.34	36,241,079	2.07	0.50	to	0.90	30.49	to	29.96
	12/31/2008	1,181,669	27.22	to	26.65	31,783,371	2.14	0.50	to	0.90	(37.08)	to	(37.34)
	12/31/2007	1,401,586	43.27	to	40.94	59,950,011	1.36	0.50	to	0.90	1.31	to	0.90

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2011

4.  Financial Highlights (continued)

				Unit Fair Value							Total Return***
				Corresponding to							Corresponding to
	Year			Lowest to Highest		Net	Income	Expense Ratio**			Lowest to Highest
Subaccount	Ended	Units		Expense Ratio		Assets	Ratio*	Lowest to Highest			Expense Ratio
BlackRock Global Allocation V.I.
	12/31/2011	53,272	$37.40	to	$34.52	$1,959,954	2.10%	0.50%	to	0.90%	(3.97)%	to	(4.35)%
	12/31/2010	59,183	38.95	to	36.09	2,269,968	1.20	0.50	to	0.90	9.51	to	9.07
	12/31/2009	62,170	35.57	to	33.09	2,179,926	1.83	0.50	to	0.90	20.60	to	20.12
	12/31/2008	69,847	29.49	to	27.54	2,031,504	2.03	0.50	to	0.90	(19.82)	to	(20.15)
	12/31/2007	77,351	36.78	to	34.49	2,808,949	2.36	0.50	to	0.90	16.42	to	15.95
BlackRock Global Opportunities V.I.
	12/31/2011	339,220	14.01	to	13.27	4,693,857	1.07	0.50	to	0.90	(12.83)	to	(13.17)
	12/31/2010	428,937	16.08	to	15.28	6,824,794	0.75	0.50	to	0.90	10.67	to	10.24
	12/31/2009	578,925	14.52	to	13.86	8,328,997	3.07	0.50	to	0.90	34.97	to	34.43
	12/31/2008	498,855	10.76	to	10.31	5,318,029	0.23	0.50	to	0.90	(46.20)	to	(46.42)
	12/31/2007	1,009,648	20.00	to	19.24	20,007,816	1.41	0.50	to	0.90	36.20	to	36.65
BlackRock S&P 500 Index V.I.
	12/31/2011	746,131	19.84	to	18.67	14,581,886	1.65	0.50	to	0.90	1.19	to	0.79
	12/31/2010	825,566	19.61	to	18.52	15,952,490	1.68	0.50	to	0.90	14.13	to	13.67
	12/31/2009	831,865	17.18	to	16.30	14,101,739	1.91	0.50	to	0.90	25.56	to	25.06
	12/31/2008	902,495	13.68	to	13.03	12,186,889	1.72	0.50	to	0.90	(37.53)	to	(37.79)
	12/31/2007	1,222,761	21.90	to	20.95	26,469,845	1.63	0.50	to	0.90	4.91	to	4.49
BlackRock International V.I.
	12/31/2011	602,091	16.27	to	15.40	9,678,388	2.28	0.50	to	0.90	(14.14)	to	(14.48)
	12/31/2010	713,724	18.95	to	18.01	13,379,167	1.07	0.50	to	0.90	6.04	to	5.62
	12/31/2009	861,026	17.87	to	17.05	15,231,478	2.19	0.50	to	0.90	29.32	to	28.80
	12/31/2008	952,725	13.82	to	13.24	13,048,905	2.89	0.50	to	0.90	(42.78)	to	(43.01)
	12/31/2007	1,180,015	24.15	to	23.23	28,280,594	2.65	0.50	to	0.90	9.78	to	9.34

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2011

4.  Financial Highlights (continued)

				Unit Fair Value							Total Return***
				Corresponding to							Corresponding to
	Year			Lowest to Highest		Net	Income	Expense Ratio**			Lowest to Highest
Subaccount	Ended	Units		Expense Ratio		Assets	Ratio*	Lowest to Highest			Expense Ratio
BlackRock Large Cap Growth V.I.
	12/31/2011	710,260	10.96	to	10.42	7,699,983	0.86	0.50	to	0.90	1.95	to	1.54
	12/31/2010	754,209	10.75	to	10.26	8,038,872	0.57	0.50	to	0.90	14.91	to	14.46
	12/31/2009	924,527	9.36	to	8.97	8,584,488	0.59	0.50	to	0.90	26.18	to	25.67
	12/31/2008	995,867	7.42	to	7.13	7,330,336	0.45	0.50	to	0.90	(40.99)	to	(41.23)
	12/31/2007	1,016,778	12.57	to	12.14	12,674,156	0.28	0.50	to	0.90	7.84	to	7.41
BlackRock Large Cap Value V.I.
	12/31/2011	645,433	15.34	to	14.69	9,806,584	1.29	0.50	to	0.90	(1.25)	to	(1.64)
	12/31/2010	797,315	15.54	to	14.94	12,284,024	1.18	0.50	to	0.90	8.07	to	7.65
	12/31/2009	925,188	14.37	to	13.88	13,188,467	1.45	0.50	to	0.90	13.76	to	13.30
	12/31/2008	1,528,650	12.64	to	12.25	19,130,429	0.80	0.50	to	0.90	(37.57)	to	(37.82)
	12/31/2007	1,659,568	20.24	to	19.70	33,283,593	0.93	0.50	to	0.90	5.35	to	4.92
BlackRock Value Opportunities V.I.
	12/31/2011	482,613	43.83	to	40.81	20,832,745	0.39	0.50	to	0.90	(2.91)	to	(3.29)
	12/31/2010	523,659	45.15	to	42.20	23,303,702	0.58	0.50	to	0.90	28.05	to	27.54
	12/31/2009	527,463	35.26	to	33.09	18,364,424	0.68	0.50	to	0.90	27.70	to	27.19
	12/31/2008	600,370	27.61	to	26.01	16,385,413	0.66	0.50	to	0.90	(40.24)	to	(40.58)
	12/31/2007	720,620	46.28	to	43.78	32,988,092	0.27	0.50	to	0.90	(1.39)	to	(1.79)

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2011

4.  Financial Highlights (continued)
				Unit Fair Value							Total Return***
				Corresponding to							Corresponding to
	Year			Lowest to Highest		Net	Income	Expense Ratio**			Lowest to Highest
Subaccount	Ended	Units		Expense Ratio		Assets	Ratio*	Lowest to Highest			Expense Ratio
BlackRock Equity Dividend V.I.
	12/31/2011	204,672	$35.90	to	$33.42	$7,251,661	2.13%	0.50%	to	0.90%	5.44%	to	5.02%
	12/31/2010	188,263	34.05	to	31.83	6,331,715	2.77	0.50	to	0.90	9.78	to	9.35
	12/31/2009	205,704	31.01	to	29.10	6,314,057	3.20	0.50	to	0.90	14.30	to	13.84
	12/31/2008	216,734	27.13	to	25.57	5,827,203	2.28	0.50	to	0.90	(34.18)	to	(34.45)
	12/31/2007	273,827	41.22	to	39.00	11,190,141	1.68	0.50	to	0.90	25.75	to	25.24
2013 Trust
	12/31/2011	35,365	34.44	to	31.93	1,196,745	-	0.84	to	1.24	(0.27)	to	(0.67)
	12/31/2010	39,483	34.54	to	32.15	1,341,306	-	0.84	to	1.24	2.41	to	2.00
	12/31/2009	34,464	33.72	to	31.52	1,145,333	-	0.84	to	1.24	(1.88)	to	(2.28)
	12/31/2008	32,941	34.37	to	32.25	1,116,800	-	0.84	to	1.24	11.17	to	10.72
	12/31/2007	34,633	30.92	to	29.13	1,057,109	-	0.84	to	1.24	9.32	to	8.87
2014 Trust
	12/31/2011	107,681	37.41	to	34.82	3,990,836	-	0.84	to	1.24	1.92	to	1.52
	12/31/2010	117,600	36.70	to	34.30	4,275,891	-	0.84	to	1.24	5.70	to	5.28
	12/31/2009	149,235	34.72	to	32.58	5,131,602	-	0.84	to	1.24	(0.84)	to	(1.24)
	12/31/2008	171,028	35.02	to	32.99	5,936,736	-	0.84	to	1.24	12.61	to	12.16
	12/31/2007	191,796	31.09	to	29.41	5,912,949	-	0.84	to	1.24	9.85	to	9.40
2019 Trust
	12/31/2011	184,101	24.77	to	23.53	4,507,954	-	0.84	to	1.24	13.71	to	13.26
	12/31/2010	191,639	21.78	to	20.78	4,130,039	-	0.84	to	1.24	10.83	to	10.39
	12/31/2009	172,540	19.66	to	18.82	3,361,987	-	0.84	to	1.24	(8.14)	to	(8.51)
	12/31/2008	211,557	21.40	to	20.57	4,491,419	-	0.84	to	1.24	19.77	to	19.28
	12/31/2007	218,044	17.87	to	17.25	3,866,501	-	0.84	to	1.24	9.48	to	9.04

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2011

4.  Financial Highlights (continued)
				Unit Fair Value							Total Return***
				Corresponding to							Corresponding to
	Year			Lowest to Highest		Net	Income	Expense Ratio**			Lowest to Highest
Subaccount	Ended	Units		Expense Ratio		Assets	Ratio*	Lowest to Highest			Expense Ratio
MFS® Growth
	12/31/2011	205,651	19.44	to	18.29	3,937,005	0.19	0.50	to	0.90	(0.82)	to	(1.21)
	12/31/2010	243,189	19.60	to	18.51	4,697,656	0.12	0.50	to	0.90	14.76	to	14.31
	12/31/2009	326,149	17.07	to	16.20	5,472,462	0.56	0.50	to	0.90	36.99	to	36.44
	12/31/2008	292,369	12.46	to	11.87	3,592,930	0.22	0.50	to	0.90	(37.73)	to	(37.98)
	12/31/2007	318,252	20.02	to	19.14	6,283,048	-	0.50	to	0.90	20.57	to	20.08
* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

** These amounts represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated.  These ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2011

5.	Administrative and Mortality and Expense Risk Charges

A daily charge is deducted from the unit values of the subaccounts of the Separate Account for TALIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the account and ranges from 0.50% to 0.90%, depending on the death benefit selected.  Contract owners should see their actual policy and any related attachments to determine their specific charges.

	In addition to M&E, the following subaccounts are assessed a daily charge for a trust acquisition fee:
		Additional Trust
	Subaccount	Acquisition Fee Assessed
	2013 Trust	0.34%
	2014 Trust	0.34%
	2019 Trust	0.34%

6.	Income Taxes

Operations of the Separate Account form a part of TALIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code).   The operations of the Separate Account are accounted for separately from other operations of TALIC for purposes of federal income taxation.  The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TALIC.  Under existing federal income tax laws, the income of the Separate Account is not taxable to TALIC, as long as earnings are credited under the variable annuity contracts.

7.	Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account.   Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

Transamerica Advisors Life Insurance Company
Merrill Lynch Variable Life Separate Account II
Notes to Financial Statements
December 31, 2011

8.	Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.    The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:
Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.
9.	Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

[Ernst & Young LLP]

Report of Independent Registered Public Accounting Firm

The Board of Directors
Transamerica Advisors Life Insurance Company

We have audited the accompanying balance sheets of Transamerica Advisors Life Insurance Company as of December 31, 2011 and 2010, and the related statements of income, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Advisors Life Insurance Company at December 31, 2011 and 2010, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
March 29, 2012

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)
BALANCE SHEETS

	December 31,
(dollars in thousands, except share data)	2011	2010
ASSETS
Investments
Fixed maturity available-for-sale securities, at estimated fair value (amortized cost: 2011 - $1,688,276; 2010 - $1,565,004)	$1,842,081	$1,628,394
Fixed maturity trading securities	2,521	23,138
Equity available-for-sale securities, at estimated fair value (cost: 2011 - $36,145; 2010 - $15,202)	31,040	12,990
Limited partnerships	8,119	9,687
Mortgage loans on real estate	55,667	62,890
Policy loans	792,602	827,638

Total investments	2,732,030	2,564,737

Cash and cash equivalents	328,844	308,614
Accrued investment income	37,986	38,121
Deferred policy acquisition costs	45,039	31,437
Deferred sales inducements	10,355	7,270
Value of business acquired	309,559	335,051
Goodwill	2,800	2,800
Federal income taxes - deferred	-	4,467
Reinsurance receivables - net	2,439	4,158
Receivable for investments sold - net	1,089	371
Other assets	38,606	32,241
Separate Accounts assets	7,007,468	8,163,032

Total Assets	$10,516,215	$11,492,299

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)
BALANCE SHEETS - Continued

	$000,000,000	$000,000,000	$000,000,000
		December 31,
(dollars in thousands, except share data)		2011	2010
LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder liabilities and accruals
Policyholder account balances		$1,453,395	$1,551,317
Future policy benefits		475,875	362,587
Claims and claims settlement expenses		45,504	33,677

Total policyholder liabilities and accruals		1,974,774	1,947,581

Payables for collateral under securities loaned		243,982	160,363
Derivative liabilities		1,341	353
Federal income taxes - current		2,450	4,106
Federal income taxes - deferred		7,879	-
Affiliated payables - net		8,036	11,199
Other liabilities		7,382	9,163
Separate Accounts liabilities		7,007,468	8,163,032

Total Liabilities		9,253,312	10,295,797

Stockholder’s Equity
Common stock ($10 par value; authorized 1,000,000 shares; issued and outstanding: 250,000 shares)		2,500	2,500
Additional paid-in capital		1,366,636	1,366,636
Accumulated other comprehensive income, net of taxes		75,229	27,487
Retained deficit		(181,462)	(200,121)

Total Stockholder’s Equity		1,262,903	1,196,502

Total Liabilities and Stockholder’s Equity		$10,516,215	$11,492,299

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)
STATEMENTS OF INCOME

	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009
Revenues
Policy charge revenue	$202,216	$204,618	$203,926
Net investment income	127,519	127,647	122,937
Net realized investment losses
Other-than-temporary impairment losses on securities	(3,743)	(5,469)	(14,719)
Portion of other-than-temporary impairment losses recognized in other comprehensive income	3,572	4,335	4,753
Portion of other-than-temporary impairments previously recognized in other comprehensive income	(1,004)	(423)	106

Net other-than-temporary impairment losses on securities recognized in income	(1,175)	(1,557)	(9,860)
Net realized investment losses, excluding other-than-temporary impairment losses on securities	(10,724)	(22,889)	(48,425)

Net realized investment losses	(11,899)	(24,446)	(58,285)

Total Revenues	317,836	307,819	268,578

Benefits and Expenses
Interest credited to policyholder liabilities	73,529	79,066	79,555
Policy benefits (net of reinsurance recoveries: 2011 - $13,529; 2010 - $16,926; 2009 - $3,810)	181,292	30,630	51,104
Reinsurance premium ceded	11,093	14,360	7,253
Amortization (accretion) of deferred policy acquisition costs	(13,104)	(3,690)	10,605
Amortization and impairment of value of business acquired	12,152	20,353	155,521
Insurance expenses and taxes	49,176	53,940	75,713

Total Benefits and Expenses	314,138	194,659	379,751

Income (Loss) Before Taxes	3,698	113,160	(111,173)

Federal Income Tax Expense (Benefit)
Current	(1,151)	(436)	7,292
Deferred	(13,810)	(24,266)	84,636

Federal Income Tax Expense (Benefit)	(14,961)	(24,702)	91,928

Net Income (Loss)	$18,659	$137,862	$(203,101)

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)
STATEMENTS OF COMPREHENSIVE INCOME

	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009

Net Income (Loss)	$18,659	$137,862	$(203,101)

Other Comprehensive Income (Loss)
Net unrealized gains (losses) on available-for-sale securities
Net unrealized holding losses arising during the period	89,291	76,723	113,729
Reclassification adjustment for (gains) losses included in net income (loss)	(4,121)	5,353	23,338

	85,170	82,076	137,067

Net unrealized other-than-temporary impairments on securities
Net unrealized other-than-temporary impairment losses arising during the period	(3,572)	(4,335)	(4,753)
Change in previously recognized unrealized other-than-temporary impairments	4,920	401	406
Reclassification adjustment for other-than-temporary impairments included in net income (loss)	1,004	423	(106)

	2,352	(3,511)	(4,453)

Adjustments
Policyholder liabilities	(1,388)	(1,672)	3,710
Deferred policy acquisition costs	-	-	(1,481)
Value of business acquired	(12,235)	(18,611)	(46,657)
Deferred federal income taxes	(26,157)	(20,691)	(29,655)

	(39,780)	(40,974)	(74,083)

Total other comprehensive income, net of taxes	47,742	37,591	58,531

Comprehensive Income (Loss)	$66,401	$175,453	$(144,570)

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)
STATEMENTS OF STOCKHOLDER’S EQUITY

	000000000	000000000	000000000
	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009

Common Stock	$2,500	$2,500	$2,500

Additional Paid-in Capital	$1,366,636	$1,366,636	$1,366,636

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of year	$27,487	$(10,104)	$(65,178)
Total other comprehensive income, net of taxes	47,742	37,591	58,531
Cumulative effect of adoption of other-than-temporary impairment guidance	-	-	(3,457)

Balance at end of year	$75,229	$27,487	$(10,104)

Retained Earnings (Deficit)
Balance at beginning of year	$(200,121)	$(337,983)	$(138,339)
Net income (loss)	18,659	137,862	(203,101)
Cumulative effect of adoption of other-than-temporary impairment guidance	-	-	3,457

Balance at end of year	$(181,462)	$(200,121)	$(337,983)

Total Stockholder’s Equity	$1,262,903	$1,196,502	$1,021,049

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)
STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$18,659	$137,862	$(203,101)
Adjustments to reconcile net income (loss) to net cash and cash equivalents provided by operating activities
Change in deferred policy acquisition costs	(13,602)	(4,707)	(3,940)
Change in deferred sales inducements	(3,085)	(974)	936
Change in value of business acquired	12,152	20,353	155,521
Change in benefit reserves	109,378	(51,419)	(29,116)
Change in federal income tax accruals	(15,467)	(24,352)	94,228
Change in claims and claims settlement expenses	11,827	831	(6,037)
Change in other operating assets and liabilities, net	(10,174)	30,421	(5,919)
Amortization (accretion) of investments	1,438	775	(2,697)
Limited partnership asset distributions	(1,152)	(386)	(411)
Interest credited to policyholder liabilities	73,529	79,066	79,555
Net increase in fixed maturity trading securities	(326)	(1,564)	-
Net realized investment losses	11,899	24,446	58,285

Net cash and cash equivalents provided by operating activities	195,076	210,352	137,304

CASH FLOWS FROM INVESTING ACTIVITIES
Sales of available-for-sale securities and mortgage loans	181,763	483,148	354,643
Maturities of available-for-sale securities and mortgage loans	116,349	160,270	173,439
Purchases of available-for-sale securities	(428,704)	(861,126)	(363,846)
Sales of trading securities	20,943	-	-
Sales of limited partnerships	2,877	3,189	2,660
Change in affiliated short-term note receivable	-	40,000	(40,000)
Change in payable for collateral under securities loaned	83,619	11,313	(33,401)
Change in derivative liability	988	353	-
Policy loans on insurance contracts, net	35,036	39,723	46,521
Net settlement on futures contracts	(18,571)	(26,864)	(48,105)
Other	(218)	873	1,957

Net cash and cash equivalents provided by (used in) investing activities	$(5,918)	$(149,121)	$93,868

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)
STATEMENTS OF CASH FLOWS - Continued

	For the Years Ended December 31,
(dollars in thousands)	2011	2010	2009
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder deposits	$27,592	$40,784	$284,846
Policyholder withdrawals	(196,520)	(222,249)	(516,074)

Net cash and cash equivalents used in financing activities	(168,928)	(181,465)	(231,228)

Net increase (decrease) in cash and cash equivalents (1)	20,230	(120,234)	(56)
Cash and cash equivalents, beginning of year	308,614	428,848	428,904

Cash and cash equivalents, end of year	$328,844	$308,614	$428,848

(1)
Included in net increase (decrease) in cash and cash equivalents is interest received (2011 - $94; 2010 - $109; 2009 - $65); interest paid (2011 - $18; 2010 - $36; 2009 - $28); federal income taxes paid (2011 - $500; 2010 - $3,200; 2009 - $3,100); and federal income taxes received (2011 - $0; 2010 - $3,589; 2009 - $5,400)

See Notes to Financial Statements

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF AEGON USA, LLC)
NOTES TO FINANCIAL STATEMENTS
(Dollars in Thousands)

Note 1. Summary of Significant Accounting Policies

Basis of Presentation
Transamerica Advisors Life Insurance Company (“TALIC” or the “Company”) is a wholly owned subsidiary of AEGON USA, LLC (“AUSA”). AUSA is an indirect wholly owned subsidiary of AEGON N.V., a limited liability share company organized under Dutch law. AEGON N.V. and its subsidiaries and joint ventures have life insurance and pension operations in over twenty countries in Europe, the Americas, and Asia and are also active in savings and investment operations, accident and health insurance, general insurance and limited banking operations in a number of these countries. Prior to December 28, 2007, the Company was an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc. (“ML&Co”).

The Company is a life insurance company, who conducts its business primarily in the annuity markets and to a lesser extent in the life insurance markets of the financial services industry. The Company is domiciled in the State of Arkansas and is currently licensed to sell insurance and annuities in forty-nine states, the District of Columbia, the U.S. Virgin Islands and Guam. Currently, the Company is not issuing new life insurance, variable annuity and market value adjusted annuity products. In 2012, the Company began selling a fixed contingent annuity (also sometimes referred to as a contingent deferred annuity (“CDA”)) that includes a stand-alone living benefit (“SALB”). A SALB is essentially a guaranteed lifetime withdrawal benefit which exists independently and is applied to mutual funds and exchange traded funds.

Basis of Reporting
The accompanying financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”). The Company also submits financial statements to insurance industry regulatory authorities, which are prepared on the basis of statutory accounting principles (“SAP”). The significant accounting policies and related judgments underlying the Company’s financial statements are summarized below.

Certain reclassifications and format changes have been made to prior period financial statements, where appropriate, to conform to the current period presentation. These reclassifications have no effect on net income or stockholder’s equity of the prior periods.

Accounting Estimates and Assumptions
The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets, liabilities, revenues and expenses and the disclosures of contingent assets and liabilities. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, deferred sales inducements, value of business acquired, goodwill, policyholder liabilities, income taxes, and potential effects of unresolved litigated matters.

Investments
Fixed maturity and equity securities
The Company’s investments consist principally of fixed maturity and equity securities that are classified as available-for-sale (“AFS”) which are reported at estimated fair value. In addition, the Company holds fixed maturity securities which contain a conversion to equity feature, which is considered an embedded derivative. These fixed maturity securities have been classified as trading and are reported at estimated fair value. The fair values of fixed maturity and equity securities are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that AEGON can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar fixed maturities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities. Additionally, during 2011, the Company began performing back testing on a sample basis. Back testing involves selecting a sample of securities trades and comparing the prices in those transactions to prices used for financial reporting. Significant variances between the price used for financial reporting and the transaction price are investigated to explain the cause of the difference.

The Company’s portfolio of private placement securities is valued using a matrix pricing methodology. The pricing methodology is obtained from a third party service and indicates current spreads for securities based on weighted average life, credit rating and industry sector. Monthly, the Company reviews the matrix to ensure the spreads are reasonable by comparing them to observed spreads for similar securities traded in the market. In order to account for the illiquid nature of these securities, illiquidity premiums are included in the valuation and are determined based upon the pricing of recent transactions in the private placement market, as well as comparing the value of the privately offered security to a similar public security. The impact of the illiquidity premium to the overall valuation is less than 1% of the value.

For fixed maturity securities, premiums are amortized to the earlier of the call or maturity date, discounts are accreted to the maturity date, and interest income is accrued daily. For equity securities, dividends are recognized on the ex-dividend date. Investment transactions are recorded on the trade date. Realized gains and losses on the sale or maturity of investments are determined on basis of specific identification.

Changes in the fair value of fixed maturity and equity securities deemed AFS are reported as a component of accumulated other comprehensive income (loss), net of taxes on the Balance Sheets and are not reflected in the Statements of Income until a sale transaction occurs or when credit-related declines in estimated fair value are deemed other-than-temporary. Changes in fair value of fixed maturity securities deemed trading are reported as a component of net investment income.

Other-than-temporary impairments (“OTTI”)

The Company regularly reviews each investment in its fixed maturity and equity AFS securities portfolio to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments. Management makes this determination through a series of discussions with the Company’s portfolio managers and credit analysts, and information obtained from external sources (i.e., company announcements, ratings agency announcements, or news wire services). For fixed maturity AFS securities, the Company also considers whether it is more likely than not that it will not be required to sell the debt security before its anticipated recovery. The factors that may give rise to a potential OTTI include, but are not limited to, i) certain credit-related events such as default of principal or interest payments by the issuer, ii) bankruptcy of issuer, iii) certain security restructurings, and iv) fair market value less than cost or amortized cost for an extended period of time. In the absence of a readily ascertainable market value, the estimated fair value on these securities represents management’s best estimate and is based on comparable securities and other assumptions as appropriate. Management bases this determination on the most recent information available.

For equity securities, once management determines a decline in the value of an AFS security is other-than-temporary, the cost basis of the equity security is reduced to its fair value, with a corresponding charge to earnings.

For fixed maturity AFS securities, an OTTI must be recognized in earnings when an entity either a) has the intent to sell the debt security or b) more likely than not will be required to sell the debt security before its anticipated recovery. If the Company meets either of these criteria, the OTTI is recognized in earnings in an amount equal to the entire difference between the security’s amortized cost basis and its fair value at the balance sheet date. For AFS fixed maturity securities in unrealized loss positions that do not meet these criteria, the Company must analyze its ability to recover the amortized cost by comparing the net present value of projected future cash flows with the amortized cost of the security. The net present value is calculated by discounting the Company’s best estimate of projected future cash flows. If the net present value is less than the amortized cost of the investment, an OTTI is recorded. The OTTI is separated into two pieces: an amount representing the credit loss, where the present value of cash flows expected to be collected is less than the amortized cost basis of the security, and an amount related to all other factors (referred to as the non credit portion). The credit loss is recognized in earnings and the non credit loss is recognized in other comprehensive income (“OCI”), net of applicable taxes and value of business acquired. Management records subsequent changes in the estimated fair value (positive and negative) of AFS fixed maturity securities for which non credit OTTI was previously recognized in OCI in OCI-OTTI.

Limited partnerships

At December 31, 2011 and 2010, the Company had investments in two limited partnerships that are not publicly traded. One of the partnerships is carried at estimated fair value which is derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. The remaining partnership, which is in liquidation, is carried at cost.

Mortgage Loans on Real Estate

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances and general reserves. The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income along with mortgage loan fees, which are recorded as they are incurred.

Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. When the Company determines that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated collateral value. Changing economic conditions impact the Company’s valuation of mortgage loans. Changing vacancies and rents are incorporated into the discounted cash flow analysis that the Company performs for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for losses. In addition, the Company continues to monitor the entire commercial mortgage loan portfolio to identify risk. Areas of emphasis are properties that have deteriorating credits or have experienced debt coverage reduction. Where warranted, the Company has established or increased loss reserves based upon this analysis. The Company does not accrue interest on loans ninety days past due. The Company also establishes a general reserve based on a percentage of the outstanding loan balance.

Policy loans

Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Derivative Instruments

Derivatives are financial instruments in which the value changes in response to an underlying variable, that require little or no net initial investment and are settled at a future date. The Company has entered into short futures contracts to hedge minimum guarantees on variable annuity contracts. The Company has also entered into variance swaps to hedge the costs of the volatility of the Standard & Poor’s 500 Composite Stock Price Index (“S&P”) market. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. All derivatives recognized on the Balance Sheets are carried at fair value with changes in fair value recognized in the Statements of Income. The fair value for exchange traded derivatives, such as futures, is calculated net of the interest accrued to date and is based on quoted market prices. Net settlements on the futures occur daily. The fair value of variance swaps is calculated as the difference between the estimated volatility of the underlying S&P index at maturity to the actual volatility of the underlying S&P index at initiation (i.e., strike) multiplied by the notional value of the swap. At termination the final fair value is recorded as a realized investment gain (loss) in the Statements of Income. Variance swaps do not accrue interest, and typically, no cash is exchanged at initiation.

Cash and Cash Equivalents
Cash and cash equivalents include cash on hand and on deposit and short-term investments with original maturities of three months or less. Cash and cash equivalents are primarily valued at amortized cost, which approximates fair value.

Securities Lending
Financial assets that are lent to a third party or that are transferred subject to a repurchase agreement at a fixed price are not derecognized as the Company retains substantially all the risks and rewards of asset ownership. The lent securities are included in fixed maturity AFS securities in the Balance Sheets. A liability is recognized for cash collateral received, required initially at 102%, on which interest is accrued. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned securities.

Value of Business Acquired (“VOBA”), Deferred Policy Acquisition Costs (“DAC”) and Deferred Sales Inducements (“DSI”)

VOBA
VOBA represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, policyholder behavior, Separate Account performance, operating expenses, investment returns, and other factors. Actual experience on the purchased business may vary from these projections. Revisions in estimates result in changes to the amounts expensed in the reporting period in which the revisions are made and could result in the impairment of the asset and a charge to income if estimated future gross profits are less than the unamortized balance. See Note 4 to the financial statements for further discussion.

DAC
The costs of acquiring business, principally commissions, certain expenses related to policy issuance, and certain variable sales expenses that relate to and vary with the production of new and renewal business are deferred and amortized based on the estimated future gross profits for a group of contracts. DAC are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each reporting period.

DAC for variable annuities is amortized with interest over the anticipated lives of the insurance contracts in relation to the present values of estimated future gross profits from asset-based fees, guaranteed benefit rider fees, contract fees, and surrender charges, less a provision for guaranteed death and living benefit expenses, policy maintenance expenses, and non-capitalized commissions. Future gross profit estimates are subject to periodic evaluation with necessary revisions applied against amortization to date. The impact of revisions and assumptions to estimates on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as

“unlocking”. Changes in assumptions can have a significant impact on the amount of DAC reported and the related amortization patterns. In general, increases in the estimated Separate Accounts return and decreases in surrender or mortality assumptions increase the expected future profitability of the underlying business and may lower the rate of DAC amortization. Conversely, decreases in the estimated Separate Accounts returns and increases in surrender or mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.

At December 31, 2011 and 2010, variable annuities accounted for the Company’s entire DAC asset. See Note 4 to the Financial Statements for further discussion.

DSI
The Company offers a sales inducement whereby the contract owner receives a bonus which increases the initial account balance by an amount equal to a specified percentage of the contract owner’s deposit. This amount may be subject to recapture under certain circumstances. Consistent with DAC, sales inducements for variable annuity contracts are deferred and amortized based on the estimated future gross profits for each group of contracts. These future gross profit estimates are subject to periodic evaluation by the Company, with necessary revisions applied against amortization to date. The impact of these revisions on cumulative amortization is recorded as a charge or credit to current operations, commonly referred to as “unlocking”. It is reasonably possible that estimates of future gross profits could be reduced in the future, resulting in a material reduction in the carrying amount of the deferred sales inducement asset.

The expense and the subsequent capitalization and amortization are recorded as a component of policy benefits in the Statements of Income. At December 31, 2011 and 2010, variable annuities accounted for the Company’s entire DSI asset. See Note 4 to the Financial Statements for further discussion.

The long-term growth rate assumption for the amortization of VOBA, DAC and DSI was 9% at December 31, 2011, 2010 and 2009. The short-term growth rate assumption for the amortization of VOBA, DAC and DSI was 9% at December 31, 2011 and 2010 and 7.25% at December 31, 2009.

Goodwill
Goodwill is the excess of the purchase price over the estimated fair value of net assets acquired. Goodwill and intangible assets with indefinite lives are not amortized, but are subject to impairment tests conducted at least annually. Impairment testing is to be performed using the fair value approach, which requires the use of estimates and judgment, at the “reporting unit” level. A reporting unit represents the operating segment which is the level at which the financial information is prepared and regularly reviewed by management. The entire asset amount has been allocated to annuities. Goodwill is reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review the carrying amounts of goodwill for impairment. The Company performed the annual test of goodwill at December 31, 2011, 2010 and 2009 and determined there was no impairment of goodwill.

Separate Accounts
The Company’s Separate Accounts consist of variable annuities and variable life insurance contracts, of which the assets and liabilities are legally segregated and reported as separate captions in the Balance Sheets. Separate Accounts are established in conformity with Arkansas State Insurance Law and are generally not chargeable with liabilities that arise from any other business of the Company. Separate Accounts assets may be subject to claims of the Company only to the extent the value of such assets exceeds Separate Accounts liabilities. The assets of the Separate Accounts are carried at the daily net asset value of the mutual funds in which they invest.

Absent any contract provision wherein the Company guarantees either a minimum return or account value upon death or annuitization, the net investment income and net realized and unrealized gains and losses attributable to Separate Accounts assets supporting variable annuities and variable life contracts accrue directly to the contract owner and are not reported as revenue in the Statements of Income. Mortality, guaranteed benefit fees, policy administration, maintenance, and withdrawal charges associated with Separate Accounts products are included in policy charge revenue in the Statements of Income.

Policyholder Account Balances
The Company’s liability for policyholder account balances represents the contract value that has accrued to the benefit of the policyholder as of the Balance Sheet dates. The liability is generally equal to the accumulated account deposits plus interest credited less policyholders’ withdrawals and other charges assessed against the account balance. Interest-crediting rates for the Company’s fixed rate products are as follows:

	2011	2010
Interest-sensitive life products	4.00% - 4.85%	4.00% - 4.85%
Interest-sensitive deferred annuities	0.25% - 6.05%	0.25% - 6.15%

These rates may be changed at the option of the Company after initial guaranteed rates expire, unless contracts are subject to minimum interest rate guarantees.

Future Policy Benefits
The Company’s liability for future policy benefits consists of liabilities for immediate annuities and liabilities for certain guaranteed benefits contained in the variable insurance products the Company manufactures. Liabilities for immediate annuities are equal to the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment generally depends on policyholder mortality. Interest rates used in establishing such liabilities were in the range of 2.55% to 5.75% during 2011 and 2010, respectively. See Note 5 to the Financial Statements for further discussion.

Revenue Recognition
Revenues for variable annuity contracts consist of policy charges for i) mortality and expense risks, ii) certain guaranteed benefits selected by the contract owner, iii) administration fees, iv) annual contract maintenance charges, and v) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable annuity contracts are recognized when policy charges are assessed or earned.

Revenues for variable life insurance contracts consist of policy charges for i) mortality and expense risks, ii) cost of insurance fees, iii) amortization of front-end and deferred sales charges, and iv) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for variable life insurance contracts are recognized when policy charges are assessed or earned.

Revenues for interest-sensitive annuity contracts (market value adjusted annuities, immediate annuities, and single premium deferred annuities) and interest-sensitive life insurance contracts (single premium whole life insurance) consist of i) investment income, ii) gains (losses) on the sale of invested assets, and iii) withdrawal charges assessed on contracts surrendered during the withdrawal charge period. Revenues for interest-sensitive annuity and life insurance contracts are recognized when investment income and investment sales are earned while revenues for contract charges are recognized when assessed or earned.

Claims and Claims Settlement Expenses
Liabilities for claims and claims settlement expenses equal the death benefit (plus accrued interest) for claims that have been reported to the Company but have not settled and an estimate, based upon prior experience, for unreported claims.

Federal Income Taxes
The Company provides for income taxes on all transactions that have been recognized in the financial statements in accordance with GAAP guidance. Accordingly, deferred taxes are adjusted to reflect the tax rates at which future taxable amounts will likely be settled or realized. The effects of tax rate changes on future deferred tax liabilities and deferred tax assets, as well as other changes in income tax laws, are recognized in net income (loss) in the year during which such changes are enacted.

The Company files a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group. A tax return has been filed for 2010, 2009 and 2008, but no examination by the Internal Revenue Service has commenced.

The Company is subject to taxes on premiums and is exempt from state income taxes in most states.

Subsequent Events
The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves.

Recent Accounting Guidance

Current Adoption of Recent Accounting Guidance

Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures

On January 1, 2011, the Company adopted guidance (Accounting Standards Update (“ASU”) 2010-06, Improving Disclosures about Fair Value Measurements) requiring separate presentation of information about purchases, sales, issuances, and settlements in the Level 3 reconciliation for fair value measurements using significant unobservable inputs. The adoption affected disclosures but did not impact the Company’s results of operations or financial position.

ASC 944, Financial Services—Insurance

On January 1, 2011, the Company adopted guidance (ASU 2010-15, How Investments Held Through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments) clarifying that an insurance entity should not consider any separate account interest held for the benefit of policyholders in an investment to be the insurer’s interest and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation. The adoption did not impact the Company’s results of operations or financial position.

ASC 350, Intangibles—Goodwill and Other

On January 1, 2011, the Company adopted guidance (ASU 2010-28, When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts), which requires entities with a zero or negative carrying value to assess, considering qualitative factors, whether it is more likely than not that a goodwill impairment exists. If an entity concludes that it is more likely than not that a goodwill impairment exists, the entity must perform step 2 of the goodwill impairment test. The adoption did not have a material impact on the Company’s results of operations and financial position.

ASC 310, Receivables

On April 1, 2011, the Company early adopted guidance, retrospectively to January 1, 2011, (ASU 2011-02, A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring), which provides clarification to help creditors in determining whether a creditor has granted a concession and whether a debtor is experiencing financial difficulties for purposes of determining whether a restructuring constitutes a troubled debt restructuring. Additionally, the Company is now required to provide the previously deferred qualitative and quantitative disclosures about troubled debt restructurings in accordance with ASU 2010-20, including how financing receivables were modified and the financial effects of the modifications. The adoption did not have a material impact on the Company’s results of operations and financial position.

Accounting Guidance Adopted in 2010

ASC 820, Fair Value Measurements and Disclosures

The Company adopted guidance (ASU 2010-06, Improving Disclosures about Fair Value Measurements), which included new disclosures and clarifications of existing disclosures about fair value measurements for the period ended March 31, 2010. The guidance requires disclosure of significant transfers in and out of Levels 1 and 2 of the fair value hierarchy and reasons for the transfers. Additionally, the ASU clarified the level of disaggregation for fair value disclosures, requiring disclosures for each class of assets and liabilities. The guidance clarifies that a reporting entity should provide disclosures about the valuation techniques and inputs used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. The adoption required updates to the Company’s financial statement disclosures, but did not impact the Company’s results of operations or financial position.

ASC 310, Receivables

The Company adopted guidance (ASU 2010-20, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses), which required new and expanded financial statement disclosures for the period ended December 31, 2010. An entity is required to provide qualitative and quantitative disclosures about the allowance for credit losses, credit quality, impaired loans, modifications, and nonaccrual and past due financing receivables. In addition, the disclosures must be disaggregated by portfolio segment or class of financing receivable based on how a company develops its allowance for credit losses and how it manages its credit exposure. The adoption required updates to the Company’s financial statement disclosures, but did not impact the Company’s results of operations or financial position.

Future Adoption of Accounting Guidance

ASC 944, Financial Services—Insurance

In October 2010, the Financial Accounting Standards Board (“FASB”) issued ASU 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts, which modifies the definition of the types of costs incurred by insurance entities that can be capitalized in the acquisition of new and renewal contracts. An insurance entity may only capitalize incremental direct costs of contract acquisition, the portion of employees’ compensation directly related to time spent performing specified acquisition activities for a contract that has actually been acquired, other costs related directly to specified activities that would not have been incurred had the acquisition contract transaction not occurred, and advertising costs that meet capitalization criteria in other GAAP guidance. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company will adopt the guidance prospectively on January 1, 2012. The adoption is not expected to have a material impact on the Company’s results of operations and financial position.

ASC 820, Fair Value Measurements and Disclosures

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS, which amends current guidance to achieve common fair value measurement and disclosure requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”). Some of the amendments represent clarifications of existing requirements. Other amendments change a particular principle or requirement for measuring fair value or disclosing information about fair value measurements. The guidance is effective for interim and annual periods beginning after December 15, 2011. The Company will adopt the guidance on January 1, 2012. The adoption will affect disclosures but is not expected to have a material impact on the Company’s results of operations and financial position.

ASC 220, Comprehensive Income

•
In June 2011, the FASB issued ASU 2011-05, Presentation of Comprehensive Income, which requires an entity to report components of comprehensive income in either a single, continuous statement of comprehensive income or two separate but consecutive statements. Under the two statement approach, the first statement would include components of net income and the second statement would include components of OCI.

Regardless of format, an entity is required to present items that are reclassified from OCI to net income in both net income and OCI. The guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011. The Company will adopt the guidance on January 1, 2012 and anticipates no impact on the Company’s results of operations and financial position.

•
In December 2011, the FASB issued ASU 2011-12, Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05. This guidance defers the portion of ASU 2011-05 that requires an entity to present reclassification adjustments and the effect of those reclassification adjustments on the face of the financial statements where net income is presented, by component of net income, and on the face of the financial statements where OCI is presented, by component of OCI. The deferral is effective at the same time as ASU 2011-05, for fiscal years, and interim periods within those years, beginning after December 15, 2011.

ASC 350, Intangibles—Goodwill and Other

In September 2011, the FASB issued ASU 2011-08, Testing Goodwill for Impairment, which gives entities the option of performing a qualitative assessment to determine whether it is necessary to perform the two-step goodwill impairment test. If, after assessing qualitative factors, a company determines that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then the company does not need to perform further testing. If it is more likely than not that the fair value of a reporting unit is less than its carrying amount, then the company would have to perform the two step goodwill impairment test. The option is unconditional so it may be skipped in any reporting period and an entity may resume performing the qualitative assessment in any subsequent period. The guidance is effective for annual and interim goodwill impairment tests performed for fiscal years beginning on or after December 15, 2011. The Company will adopt the guidance on January 1, 2012 and does not expect the adoption to have a material impact on the Company’s results of operations and financial position.

ASC 210, Balance Sheet

In December 2011, the FASB issued ASU 2011-11, Disclosures about Offsetting Assets and Liabilities, which enhances disclosures about financial instruments and derivative instruments that are either offset on the statement of financial position or subject to an enforceable master netting arrangement or similar agreement. Entities are required to provide both net and gross information for these assets and liabilities in order to enhance comparability between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS. The guidance is effective for annual reporting periods, and interim periods within those years, beginning on or after January 1, 2013. The disclosures required by this guidance should be applied retrospectively for all comparative periods presented. The Company will adopt the guidance on January 1, 2013, which affects disclosures and therefore will not impact the Company’s results of operations and financial position.

Note 2. Fair Value of Financial Instruments

Fair Value Measurements
ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

Fair Value Hierarchy
The Company has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Assets and liabilities recorded at fair value on the Balance Sheets are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The Company recognizes transfers between levels at the beginning of the quarter.

The following table presents the Company’s hierarchy for its assets and liabilities measured at fair value on a recurring basis:

	December 31, 2011
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$-	$1,164,173	$-	$1,164,173
Asset-backed securities	-	96,783	9,365	106,148
Commercial mortgage-backed securities	-	119,050	-	119,050
Residential mortgage-backed securities	-	82,770	1,449	84,219
Municipals	-	1,210	-	1,210
Government and government agencies
United States	356,960	-	-	356,960
Foreign	3,779	6,542	-	10,321

Total fixed maturity AFS securities (a)	360,739	1,470,528	10,814	1,842,081
Fixed maturity trading securities - corporate securities (a)	-	2,521	-	2,521
Equity securities (a)
Banking securities	-	24,993	-	24,993
Other financial services securities	-	394	-	394
Industrial securities	-	5,653	-	5,653

Total equity securities (a)	-	31,040	-	31,040
Cash equivalents (b)	-	336,130	-	336,130
Limited partnerships (c)	-	-	8,119	8,119
Separate Accounts assets (d)	7,007,468	-	-	7,007,468

Total assets	$7,368,207	$1,840,219	$18,933	$9,227,359

Liabilities
Future policy benefits (embedded derivatives only) (e)	$-	$-	$14,120	$14,120
Derivative liabilities (f)	-	1,341	-	1,341

Total liabilities	$-	$1,341	$14,120	$15,461

	December 31, 2010
	Level 1	Level 2	Level 3	Total
Assets
Fixed maturity AFS securities (a)
Corporate securities	$-	$1,120,974	$-	$1,120,974
Asset-backed securities	-	91,210	11,244	102,454
Commercial mortgage-backed securities	-	139,330	504	139,834
Residential mortgage-backed securities	-	101,263	2,886	104,149
Municipals	-	1,475	-	1,475
Government and government agencies
United States	149,652	-	-	149,652
Foreign	3,699	6,157	-	9,856

Total fixed maturity AFS securities (a)	153,351	1,460,409	14,634	1,628,394
Fixed maturity trading securities - corporate securities (a)	-	23,138	-	23,138
Equity securities (a)
Banking securities	-	7,054	-	7,054
Other financial services securities	-	520	-	520
Industrial securities	-	5,416	-	5,416

Total equity securities (a)	-	12,990	-	12,990
Cash equivalents (b)	-	317,321	-	317,321
Limited partnerships (c)	-	-	9,415	9,415
Separate Accounts assets (d)	8,163,032	-	-	8,163,032

Total assets	$8,316,383	$1,813,858	$24,049	$10,154,290

Liabilities
Future policy benefits (embedded derivatives only) (e)	$-	$-	$(25,416)	$(25,416)
Derivative liabilities (f)	-	353	-	353

Total liabilities	$-	$353	$(25,416)	$(25,063)

(a)
Securities are classified as Level 1 if the fair value is determined by observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. Level 1 securities primarily include highly liquid U.S. Treasury and U.S. government agency securities. Securities are classified as Level 2 if the fair value is determined by observable inputs, other than quoted prices included in Level 1, for the asset or prices for similar assets. Securities are classified as Level 3 if the valuations are derived from techniques in which one or more of the significant inputs are unobservable. Level 3 consists principally of fixed maturity securities whose fair value is estimated based on non-binding broker quotes and internal models. These internal models primarily use projected cash flows discounted using relevant risk spreads and market interest rate curves. At December 31, 2011, less than 0.5% of fixed maturity AFS securities were valued using internal models.

(b)	Cash equivalents are primarily valued at amortized cost, which approximates fair value. Operating cash is not included in the abovementioned table.

(c)
The Company has an investment in a limited partnership for which the fair value was derived from management’s review of the underlying financial statements that were prepared on a GAAP basis. The remaining limited partnership is carried at cost and is not included in the abovementioned table.

(d)	Separate Accounts assets are carried at the net asset value provided by the fund managers.

(e)
The Company issued contracts containing guaranteed minimum withdrawal benefit riders (“GMWB”) and obtained reinsurance on guaranteed minimum income benefit riders (“GMIB reinsurance”). GMWB and GMIB reinsurance are treated as embedded derivatives and are required to be reported separately from the host variable annuity contract. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed rider fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees, their fair values are determined using stochastic techniques under a variety of market return, discount rates and actuarial assumptions. Since many of the assumptions are unobservable and are considered to be significant inputs to the liability valuation, the liability included in future policy benefits has been reflected within Level 3 of the fair value hierarchy.

(f)
Derivative liabilities are classified as Level 1 if the fair value is determined by observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date. Derivatives are classified as Level 2 if the fair value is determined by observable inputs, other than quoted prices included in Level 1, for the identical asset or prices for similar assets. Derivatives are classified as Level 3 if the valuations are derived from techniques in which one or more of the significant inputs are unobservable. Level 2 derivatives include variance swaps for which the Company utilized readily accessible quoted index levels and broker quotes. The fair value for the variance swaps is calculated as the difference between the estimated volatility of the underlying S&P index at maturity to the actual volatility of the underlying S&P index at initiation (i.e., strike) multiplied by the notional value of the swap.

During 2011 and 2010, there were no transfers between level 1 and 2, respectively.

The following table provides a summary of the change in fair value of the Company’s Level 3 assets at December 31, 2011 and 2010:

	December 31, 2011		December 31, 2010
	Limited Partnership	Fixed Maturity AFS Securities	Limited Partnership	Fixed Maturity AFS Securities
Balance at beginning of period (a)	$9,415	$14,634	$7,604	$37,041

Change in unrealized gains (b)	-	840	-	4,125
Purchases	-	-	-	27,941
Sales	(2,663)	(4,191)	(712)	(3,781)
Transfers into Level 3	-	4	-	3,256
Transfers out of Level 3	-	(508)	-	(54,058)
Changes in valuation (c)	215	35	2,137	110
Net realized investment gains (d)	1,152	-	386	-

Balance at end of period (a)	$8,119	$10,814	$9,415	$14,634

(a)	Recorded as a component of limited partnerships and fixed maturity AFS securities in the Balance Sheets.

(b)	Recorded as a component of other comprehensive income (loss).

(c)	Recorded as a component of net investment income in the Statements of Income.

(d)	Recorded as a component of net realized investment gains (losses) for fixed maturity and net investment income for limited partnerships in the Statements of Income

In certain circumstances, the Company will obtain non-binding broker quotes from brokers to assist in the determination of fair value. If those quotes can be corroborated by other market observable data, the investments will be classified as Level 2 investments. If not, the investments are classified as Level 3 due to the unobservable nature of the brokers’ valuation processes. The decrease in Level 3 fixed maturity AFS securities at December 31, 2011 was primarily due to sales and availability of market observable data (Level 2). At December 31, 2010, the decrease was also due to an increase in market activity.

The Company’s Level 3 liabilities (assets) consist of provisions for GMWB and GMIB reinsurance. The fair value of these guarantees is calculated as the present value of future expected payments to policyholders less the present value of assessed rider fees attributable to the guarantees. Given the complexity and long-term nature of these guarantees which are unlike instruments available in financial markets, their fair values are determined using stochastic techniques under a variety of market return scenarios. A variety of factors are considered, including expected market rates of return, equity and interest rate volatility, credit spread, correlations of market returns, discount rates and actuarial assumptions.

The expected returns are based on risk-free rates, such as the current London Inter-Bank Offered Rate (“LIBOR”) forward curve. The credit spread is set by using the credit default swap (“CDS”) spreads of a reference portfolio of life insurance companies, adjusted to reflect the subordination of senior debt holders at the holding company level to the position of policyholders at the operating company level (who have priority in payments to other creditors). The credit spread was 135 basis points (“bps”) and 90 bps at December 31, 2011 and 2010, respectively.

For equity volatility, the Company uses a term structure assumption with market-based implied volatility inputs for the first five years and a long-term forward rate assumption of 25% thereafter. The volume of observable option trading from which volatilities are derived generally declines as the contracts’ term increases, therefore, the volatility curve grades from implied volatilities for five years to the ultimate rate. The resulting volatility assumption in year 20 for the S&P 500 index (expressed as a spot rate) was 25.9% at December 31, 2011 and 24.8% at December 31, 2010. Correlations of market returns across underlying indices are based on historical market returns and their inter-relationships over a number of years preceding the valuation date. Assumptions regarding policyholder behavior, such as lapses, included in the models are derived in the same way as the assumptions used to measure insurance liabilities. These assumptions are reviewed at each valuation date and updated based on historical experience and observable market data as required.

The following table provides a summary of the changes in fair value of the Company’s Level 3 liabilities (assets) at December 31, 2011 and 2010:

	December 31, 2011		December 31, 2010
	GMWB	GMIB Reinsurance	GMWB	GMIB Reinsurance
Balance at beginning of period (b)	$31,001	$(56,417)	$45,987	$(58,746)

Changes in interest rates (a)	55,032	(27,361)	20,355	(8,533)
Changes in equity markets (a)	20,561	(9,759)	(10,022)	4,653
Other (a)	2,043	(980)	(25,319)	6,209

Balance at end of period (b)	$108,637	$(94,517)	$31,001	$(56,417)

(a)	Recorded as a component of policy benefits in the Statements of Income.

(b)	Recorded as a component of future policy benefits in the Balance Sheets.

During 2011, the change in GMWB and GMIB reinsurance reserves was primarily driven by the reduction in risk neutral rates and lower equity market performance. During 2010, the decrease in the GMWB and GMIB reinsurance reserves was principally driven by the improved equity markets and updated policyholder behavior assumptions offset by a decline in risk neutral rates.

Note 3. Investments

Fixed Maturity and Equity Securities
The amortized cost/cost and estimated fair value of investments in fixed maturity and equity AFS securities at December 31, 2011 and 2010 were:

	December 31, 2011
		Gross Unrealized		Estimated
	Amortized Cost/Cost	Gains	Losses/ OTTI (1)	Fair Value
Fixed maturity AFS securities
Corporate securities	$1,068,904	$99,060	$(3,791)	$1,164,173
Asset-backed securities	107,373	5,944	(7,169)	106,148
Commercial mortgage-backed securities	109,318	9,913	(181)	119,050
Residential mortgage-backed securities	83,576	4,108	(3,465)	84,219
Municipals	1,124	86	-	1,210
Government and government agencies
United States	309,063	47,897	-	356,960
Foreign	8,918	1,403	-	10,321

Total fixed maturity AFS securities	$1,688,276	$168,411	$(14,606)	$1,842,081

Equity securities
Banking securities	$30,189	$-	$(5,196)	$24,993
Other financial services securities	165	229	-	394
Industrial securities	5,791	-	(138)	5,653

Total equity securities	$36,145	$229	$(5,334)	$31,040

	December 31, 2010
		Gross Unrealized		Estimated
	Amortized Cost/Cost	Gains	Losses/ OTTI (1)	Fair Value
Fixed maturity AFS securities
Corporate securities	$1,069,082	$55,530	$(3,638)	$1,120,974
Asset-backed securities	102,964	7,062	(7,572)	102,454
Commercial mortgage-backed securities	131,362	8,501	(29)	139,834
Residential mortgage-backed securities	104,486	3,145	(3,483)	104,149
Municipals	1,462	13	-	1,475
Government and government agencies
United States	146,585	4,771	(1,704)	149,652
Foreign	9,063	794	-	9,856

Total fixed maturity AFS securities	$1,565,004	$79,816	$(16,426)	$1,628,394

Equity securities
Banking securities	$9,246	$-	$(2,192)	$7,054
Other financial services securities	165	355	-	520
Industrial securities	5,791	-	(375)	5,416

Total equity securities	$15,202	$355	$(2,567)	$12,990

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

Excluding investments in U.S. government and government agencies, the Company is not exposed to any significant concentration of credit risk in its fixed maturity securities portfolio.

The amortized cost and estimated fair value of fixed maturity AFS securities by investment grade at December 31, 2011 and 2010 were:

	December 31, 2011		December 31, 2010
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Investment grade	$1,622,322	$1,783,734	$1,484,533	$1,555,503
Below investment grade	65,954	58,347	80,471	72,891

Total fixed maturity AFS securities	$1,688,276	$1,842,081	$1,565,004	$1,628,394

At December 31, 2011 and 2010 the estimated fair value of fixed maturity securities rated BBB- were $61,750 and $55,760, respectively, which is the lowest investment grade rating given by S&P. Below investment grade securities are speculative and are subject to significantly greater risks related to the creditworthiness of the issuers and the liquidity of the market for such securities. The Company closely monitors such investments.

The amortized cost and estimated fair value of fixed maturity AFS securities at December 31, 2011 and 2010 by contractual maturities were:

	December 31, 2011		December 31, 2010
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Fixed maturity AFS securities
Due in one year or less	$44,125	$44,653	$8,271	$8,350
Due after one year through five years	243,351	256,758	250,194	263,865
Due after five years through ten years	876,074	949,419	823,396	858,024
Due after ten years	224,459	281,834	144,331	151,718

	1,388,009	1,532,664	1,226,192	1,281,957
Mortgage-backed securities and other asset-backed securities	300,267	309,417	338,812	346,437

Total fixed maturity AFS securities	$1,688,276	$1,842,081	$1,565,004	$1,628,394

In the preceding table fixed maturity securities not due at a single maturity date, have been included in the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

During 2011, 2010 and 2009, there was $612, $1,675 and $1,674, respectively, of investment income on fixed maturity trading securities recorded in net investment income in the Statements of Income. During 2011 and 2010, there was $394 and ($1,462), respectively, of income (loss) recognized from the change in the fair value on fixed maturity trading securities recorded in net investment income in the Statements of Income. The Company recognized losses of $98 during 2011 on the conversion of fixed maturity trading securities to preferred stock. There were no conversions of fixed maturity trading securities to preferred stock in 2010 or 2009.

The Company had investment securities with an estimated fair value of $20,291 and $23,870 that were deposited with insurance regulatory authorities at December 31, 2011 and 2010, respectively.

Unrealized Gains (Losses) on Fixed Maturity and Equity Securities
The Company’s investments in fixed maturity and equity securities classified as AFS are carried at estimated fair value with unrealized gains and losses included in stockholder’s equity as a component of accumulated other comprehensive income (loss), net of taxes.

The estimated fair value and gross unrealized losses and OTTI of fixed maturity and equity AFS securities aggregated by length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2011 and 2010 were as follows:

	0Losses and0	0Losses and0	0Losses and0
	December 31, 2011
	Estimated Fair Value	Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities	$47,771	$51,014	$(3,243)
Asset-backed securities	33,112	33,399	(287)
Commercial mortgage-backed securities	8,312	8,493	(181)
Residential mortgage-backed securities	102	105	(3)
Equity securities
Banking securities	13,648	15,058	(1,410)
Industrial securities	5,653	5,791	(138)

Total fixed maturity and equity securities	108,598	113,860	(5,262)

Greater than six months but less than or equal to one year
Equity securities - banking securities	6,973	8,500	(1,527)

Total fixed maturity and equity securities	6,973	8,500	(1,527)

Greater than one year
Fixed maturity AFS securities
Corporate securities	11,545	12,093	(548)
Asset-backed securities	11,284	18,166	(6,882)
Residential mortgage-backed securities	14,576	18,038	(3,462)
Equity securities - banking securities	4,372	6,631	(2,259)

Total fixed maturity and equity securities	41,777	54,928	(13,151)

Total fixed maturity and equity securities	$157,348	$177,288	$(19,940)

		December 31, 2010
		Estimated Fair Value		Amortized Cost/Cost	Gross Unrealized Losses and OTTI (1)
Less than or equal to six months
Fixed maturity AFS securities
Corporate securities		$69,662		$72,628	$(2,966)
Asset-backed securities		10,276		10,297	(21)
Commercial mortgage-backed securities		1,022		1,051	(29)
Residential mortgage-backed securities		9,371		10,074	(703)
Government and government agencies - United States		644		656	(12)
Equity securities - banking securities		2,558		2,616	(58)

Total fixed maturity and equity securities		$93,533		$97,322	$(3,789)

Greater than six months but less than or equal to one year
Fixed maturity AFS securities - corporate securities	$5,205		$5,366		$(161)

Total fixed maturity and equity securities	5,205		5,366		(161)

Greater than one year
Fixed maturity AFS securities
Corporate securities	11,553		12,064		(511)
Asset-backed securities	15,001		22,552		(7,551)
Residential mortgage-backed securities	15,499		18,279		(2,780)
Government and government agencies - United States	30,846		32,538		(1,692)
Equity securities
Banking securities	4,497		6,631		(2,134)
Industrial securities	5,416		5,791		(375)

Total fixed maturity and equity securities	82,812		97,855		(15,043)

Total fixed maturity and equity securities	$181,550		$200,543		$(18,993)

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

The total number of securities in an unrealized loss position was 68 and 74 at December 31, 2011 and 2010, respectively.

The estimated fair value, gross unrealized losses, OTTI and number of securities where the fair value had declined below amortized cost by greater than 20% and greater than 40% at December 31, 2011 and 2010 were as follows:

	December 31, 2011
	Estimated Fair Value	Gross Unrealized Losses/ OTTI (1)	Number of Securities
Decline > 20%
Less than or equal to six months	$2,381	$(635)	2
Greater than one year	25,483	(11,929)	7

Total	$27,864	$(12,564)	9

Decline > 40%
Greater than one year	$3,544	$(3,039)	2

Total	$3,544	$(3,039)	2

	December 31, 2010
	Estimated Fair Value	Gross Unrealized Losses/ OTTI (1)	Number of Securities
Decline > 20%
Less than or equal to six months	$995	$(314)	1
Greater than one year	15,849	(9,467)	6

Total	$16,844	$(9,781)	7

Decline > 40%
Greater than one year	$4,284	$(2,969)	2

Total	$4,284	$(2,969)	2

(1)	Subsequent unrealized gains (losses) on OTTI securities are included in OCI-OTTI.

Unrealized gains (losses) incurred during 2011 and 2010 were primarily due to price fluctuations resulting from changes in interest rates and credit spreads. If the Company has the intent to sell or it is more likely than not that the Company will be required to sell these securities prior to the anticipated recovery of the amortized cost, securities are written down to fair value. If cash flow models indicate a credit event will impact future cash flows, the security is impaired to discounted cash flows. As the remaining unrealized losses in the portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired.

The components of net unrealized gains (losses) and OTTI included in accumulated other comprehensive income (loss), net of taxes, at December 31, 2011 and 2010 were as follows:

	December 31,
	2011	2010
Assets
Fixed maturity securities	$153,805	$63,390
Equity securities	(5,105)	(2,212)
Value of business acquired	(32,064)	(19,829)

	116,636	41,349

Liabilities
Policyholder account balances	-	1,387
Federal income taxes - deferred	(41,407)	(15,249)

	(41,407)	(13,862)

Stockholder’s equity
Accumulated other comprehensive income, net of taxes	$75,229	$27,487

The Company records certain adjustments to policyholder account balances in conjunction with the unrealized holding gains or losses on investments classified as available-for-sale. The Company adjusts a portion of these liabilities as if the unrealized holding gains or losses had actually been realized, with corresponding credits or charges reported in accumulated other comprehensive loss, net of taxes.

Mortgage Loans on Real Estate
Mortgage loans on real estate consist entirely of mortgages on commercial real estate. Prepayment premiums are collected when borrowers elect to prepay their debt prior to the stated maturity. There were no prepayment premiums for the years ended December 31, 2011, 2010 and 2009.

The fair value for mortgage loans on real estate is estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and/or similar remaining maturities. The estimated fair value of the mortgages on commercial real estate at December 31, 2011 and 2010 was $61,833 and $66,713.

Loans are considered impaired when it is probable that based upon current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. A valuation allowance is established when a loan is impaired for the excess carrying value of the loan over its estimated collateral value. In addition to the valuation allowance for specific loans, a general reserve is estimated based on a percent of the outstanding loan balance. The general reserve at December 31, 2011 and 2010 was $28 and $33, respectively. The change in the reserve is reflected in net realized investment gains (losses), excluding OTTI on securities in the Statements of Income. There were no impaired mortgage loans at December 31, 2011. There was one impaired mortgage loan at December 31, 2010, with a specific reserve of $633, with an unpaid principal balance of $3,275. As this loan was impaired at December 31, 2010, there was no interest income recorded subsequent to the impairment. The impaired mortgage loan was sold during first quarter 2011 resulting in a recovery of $163. The change in the credit loss allowances on mortgage loans by type of property for the years ended December 31 was as follows:

	September 30,	September 30,
	December 31,
Commercial	2011	2010
Balance at beginning of period	$666	$41

Charge offs	(633)	(889)
Provision	(5)	1,514

Balance at end of period	$28	$666

The commercial mortgages are geographically diversified throughout the United States with the largest concentrations in Pennsylvania, New Hampshire, Virginia, Ohio, and California which account for approximately 76% of mortgage loans at December 31, 2011.

The credit quality of mortgage loans by type of property for the years ended December 31 was as follows:

	September 30,	September 30,
	December 31,
Commercial	2011	2010
AAA - AA	$21,949	$24,709
A	22,471	26,026
BBB	11,275	12,188

Total mortgage loans on real estate	55,695	62,923
Less: general reserve	(28)	(33)

Total mortgage loans on real estate, net	$55,667	$62,890

The credit quality for the commercial mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the risk rating process is updated at least annually. While mortgage loans with a lower rating carry a higher risk of loss, adequate reserves for loan losses have been established to cover those risks.

Policy Loans

Policy loans on insurance contracts are stated at unpaid principal balances. The Company estimates the fair value of policy loans as equal to the book value of the loans. The estimated fair value of the policy loans at December 31, 2011 and 2010 was $792,602 and $827,638, respectively. Policy loans are fully collateralized by the account value of the associated insurance contracts, and the spread between the policy loan interest rate and the interest rate credited to the account value held as collateral is fixed.

Securities Lending

The Company loans securities under securities lending agreements. The amortized cost of securities out on loan at December 31, 2011 and 2010 was $205,909 and $150,463, respectively. The estimated fair value of securities out on loan at December 31, 2011 and 2010 was $239,207 and $156,440, respectively.

Derivatives

The Company uses derivatives to manage the capital market risk associated with the GMWB. The derivatives, which are S&P 500 Composite Stock Price Index futures contracts, are used to hedge the equity risk associated with these types of variable guaranteed products, in particular the claim and/or revenue risks of the liability portfolio. The Company will not seek hedge accounting on these hedges because, in most cases, the derivatives’ change in value will create a natural offset in the Statements of Income with the change in reserves. Net settlements on the futures occur daily. The Company also entered into variance swaps during 2010 to hedge the costs of the volatility of the S&P market. At December 31, 2011, the Company had 630 outstanding short futures contracts with a notional value of $197,285. At December 31, 2011, the Company had variance swaps with a notional value of $5 and a net fair value of ($1,341). The Company recognized $988 of realized losses from the change in fair value of the variance swaps in net investment income in the Statements of Income during the year ended December 31, 2011. At December 31, 2010, the Company had 360 outstanding short futures contracts with a notional value of $112,770. At December 31, 2010, the Company had two variance swaps with a notional value of $7 and a net fair value of ($353). The Company recognized $353 of losses from the change in fair value of the variance swaps in net investment income in the Statements of Income during 2010.

The Company can also receive collateral related to derivative transactions that it enters into. The credit support agreement contains a fair value threshold of $1,000 over which collateral needs to be pledged by the Company or its counterparty. At December 31, 2011 and 2010, there was no cash collateral pledged or received on derivative transactions in accordance with the credit support agreement due to market value swings on variance swaps.

Net Investment Income
Net investment income by source for the years ended December 31 was as follows:

	2011	2010	2009
Fixed maturity AFS securities	$80,146	$77,950	$71,037
Fixed maturity trading securities	908	213	1,674
Equity securities	1,606	1,050	1,409
Limited partnerships	1,357	2,514	(1,545)
Mortgage loans on real estate	3,712	4,360	4,706
Policy loans	42,384	44,324	46,156
Cash and cash equivalents	856	858	2,816
Derivatives	(752)	(353)	-
Other	377	346	889

Gross investment income	130,594	131,262	127,141
Less: investment expenses	(3,075)	(3,615)	(4,204)

Net investment income	$127,519	$127,647	$122,937

Realized Investment Gains (Losses)
The Company considers fair value at the date of sale to be equal to proceeds received. Proceeds and gross realized investment gains (losses) from the sale of AFS securities for the year ended December 31 were as follows:

	2011	2010	2009
Proceeds	$178,888	$479,248	$351,633
Gross realized investment gains	9,000	11,209	5,392
Gross realized investment losses	(231)	(2,723)	(5,507)

Proceeds on AFS securities sold at a realized loss	5,447	114,547	103,332

Net realized investment gains (losses) for the year ended December 31 were as follows:

	0Losses and0	0Losses and0	0Losses and0
	2011	2010	2009
Fixed maturity AFS securities	$7,564	$6,660	$(10,605)
Equity securities	29	10	(3,692)
Limited partnerships	(58)	(2,268)	1,567
Mortgage loans on real estate	243	(1,262)	(531)
Derivatives	(18,571)	(26,864)	(48,105)
Adjustment related to VOBA	(1,106)	(722)	3,081

Net realized investment losses	$(11,899)	$(24,446)	$(58,285)

In 2011, there were no impaired limited partnerships. During 2010, the Company recorded a limited partnership impairment of $3,828 due to the decline in fair value of the fund being deemed to be other-than-temporary with the recovery in value from the remaining underlying investments in the fund not anticipated. There were no impaired limited partnerships in 2009.

There were no impaired mortgage loans in 2011. During 2010, the Company established a valuation allowance of $634 for an impaired mortgage loan. A valuation allowance is established when the excess carrying value of the mortgage loan exceeds the estimated collateral value. In addition, mortgage loan losses include a loss of $654 at December 31, 2010, for a mortgage loan which was impaired and sold during the fourth quarter 2010. There were no impaired mortgage loans in 2009.

OTTI

If management determines that a decline in the value of an AFS equity security is other-than-temporary, the cost basis is adjusted to estimated fair value and the decline in value is recorded as a net realized investment loss. For debt securities, the manner in which an OTTI is recorded depends on whether management intends to sell a security or it is more likely than not that it will be required to sell a security in an unrealized loss position before its anticipated recovery. If management intends to sell or more likely than not will be required to sell the debt security before recovery, the OTTI is recognized in earnings for the difference between amortized cost and fair value. If these criteria are not met, the OTTI is bifurcated into two pieces: a credit loss is recognized in earnings at an amount equal to the difference between the amortized cost of the debt security and the present value of the security’s anticipated cash flows, and a non credit loss is recognized in OCI for any difference between the fair value and the net present value of the debt security at the impairment measurement date.

The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company as of the dates indicated, for which a portion of the OTTI loss was recognized in OCI, and the corresponding changes in such amounts for the years ended December 31:

	2011	2010
Balance at beginning of period	$2,014	$1,445
Credit loss impairment recognized in the current period on securities not previously impaired	27	996
Additional credit loss impairments recognized in the current period on securities previously impaired through other comprehensive income	1,004	423
Accretion of credit loss impairments previously recognized	(816)	(850)

Balance at end of period	$2,229	$2,014

The components of OTTI reflected in the Statements of Income for the years ended December 31 were as follows:

	0Losses and0	0Losses and0	0Losses and0
	2011	2010	2009
Gross OTTI losses on securities	$4,747	$6,150	$18,937
Net OTTI loss recognized in OCI	3,572	4,335	4,753

Net OTTI losses recognized in income	1,175	1,815	14,184
VOBA	-	(258)	(4,324)

Net OTTI losses	$1,175	$1,557	$9,860

During 2011, the Company impaired its holdings of 2007 vintage subprime mortgage asset-backed securities (“ABS”) for $712 due to an adverse change in cash flows, a 2006 vintage subprime mortgage ABS for $63, a corporate bond for $258 due to adverse changes in cash flows and a corporate non-convertible security for $142 due to a pre-packaged bankruptcy.

For the year ended December 31, 2010, the gross impairment losses recognized in the Statements of Income were primarily driven by the impairment of a 2005 vintage residential mortgage-backed securities (“RMBS”) for $722 and a 2007 vintage subprime mortgage ABS for $272 due to adverse changes in cash flows. A corporate bond was also impaired for $397 due to the intent to sell or being more likely than not required to sell. As well as, the Company impaired its holding of a 2007 vintage subprime mortgage ABS for $423.

The Company adopted revised guidance for the recognition and presentation of OTTI in 2009. As permitted by the guidance, the Company recorded an increase of $3,457 to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on the Statement of Stockholder’s Equity to reclassify the non credit portion of previously other-than-temporarily impaired AFS securities held at April 1, 2009.

The following summarizes the components for this cumulative effect adjustment:

	Unrealized OTTI on AFS Securities	Net Unrealized Loss on AFS Securities	Total Cumulative Effect Adjustment in OCI
Increase in amortized cost of AFS securities	$ 241	$ 12,335	$ 12,576
Change in VOBA	-	(7,257)	(7,257)
Income tax	(84)	(1,778)	(1,862)

Net cumulative effect adjustment	$ 157	$ 3,300	$ 3,457

The cumulative effect adjustment was calculated for all AFS securities held at April 1, 2009, for which an OTTI was previously recognized, but at April 1, 2009, the Company did not intend to sell the security and it was not more likely than not that the Company would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received at April 1, 2009, to the amortized cost basis of the AFS securities. The discount rate used to calculate the present value of the cash flows expected to be collected was the rate for each respective AFS security in effect before recognizing any OTTI. In addition, because the carrying amounts of VOBA are adjusted for the effects of realized and unrealized gains and losses on AFS, the Company recognized a true-up to the VOBA balances for this cumulative effect adjustment.

Included in the 2009 impairment losses was $241 related to the non credit impairments previously recorded in income during the first quarter of 2009 prior to adoption of the revised OTTI guidance.

Note 4. VOBA, DAC, and DSI

VOBA
VOBA reflects the estimated fair value of in force contracts acquired and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the life insurance and annuity contracts in force at the acquisition date. VOBA is based on actuarially determined projections, for each block of business, of future policy and contract charges, premiums, mortality, Separate Accounts performance, surrenders, operating expenses, investment returns and other factors. Actual experience on the purchased business may vary from these projections. If estimated gross profits or premiums differ from expectations, the amortization of VOBA is adjusted to reflect actual experience. The long-term growth rate assumption for the amortization of VOBA, DAC and DSI was 9% at December 31, 2011 and 2010. The short-term growth rate assumption for the amortization of VOBA, DAC and DSI was 9% at December 31, 2011 and 2010 and 7.25% at December 31, 2009.

The change in the carrying amount of VOBA for the years ended December 31 was as follows:

	2011	2010
Balance at beginning of period	$335,051	$374,737
Amortization expense	(573)	(44,923)
Unlocking	(11,579)	24,570
Adjustment related to realized gains on investments and OTTI	(1,106)	(722)
Adjustment related to unrealized gains and OTTI on investments	(12,235)	(18,611)

Balance at end of period	$309,559	$335,051

2011 was impacted by unfavorable equity markets and long term interest rate assumption changes during the third quarter resulting in lower amortization and unfavorable unlocking as compared to 2010.

The estimated future amortization of VOBA from 2012 to 2016 is as follows:

2012	$27,034
2013	$26,895
2014	$27,297
2015	$27,278
2016	$27,150

DAC and DSI
The change in the carrying amount of DAC and DSI for the years ended December 31 was as follows:

	DAC	DSI
Balance, January 1, 2010	$26,730	$6,296
Capitalization	1,017	64
Accretion	2,580	592
Unlocking	1,110	318

Balance, December 31, 2010	31,437	7,270
Capitalization	498	48
Accretion	16,098	3,645
Unlocking	(2,994)	(608)

Balance, December 31, 2011	$45,039	$10,355

The increase in DAC and DSI in 2011 as compared to 2010 was principally driven by unfavorable equity markets and the long-term interest rate assumption change resulting in an increase in accretion and unfavorable unlocking.

Note 5. Variable Contracts Containing Guaranteed Benefits

Variable Annuity Contracts Containing Guaranteed Benefits
Prior to 2009, the Company issued variable annuity contracts in which the Company may have contractually guaranteed to the contract owner a guaranteed minimum death benefit (“GMDB”) and/or an optional guaranteed living benefit provision. The living benefit provisions offered by the Company included a guaranteed minimum income benefit (“GMIB”) and a GMWB. Information regarding the general characteristics of each guaranteed benefit type is provided below:

•
In general, contracts containing GMDB provisions provide a death benefit equal to the greater of the GMDB or the contract value. Depending on the type of contract, the GMDB may equal: i) contract deposits accumulated at a specified interest rate, ii) the contract value on specified contract anniversaries, iii) return of contract deposits, or iv) some combination of these benefits. Each benefit type is reduced for contract withdrawals.

•
In general, contracts containing GMIB provisions provide the option to receive a guaranteed future income stream upon annuitization. There is a waiting period of ten years from contract issue that must elapse before the GMIB provision can be exercised.

•
Contracts containing GMWB provisions provide the contract owner the ability to withdraw minimum annual payments regardless of the impact of market performance on the contract owner’s account value. In general, withdrawal percentages are based on the contract owner’s age at the time of the first withdrawal.

The Company had the following variable annuity contracts containing guaranteed benefits at December 31:

	GMDB	GMIB	GMWB
2011
Net amount at risk (a)	$1,448,303	$15,078	$204,271
Average attained age of contract owners	71	64	72
Weighted average period remaining until expected annuitization	n/a	3.5 yrs	n/a

2010
Net amount at risk (a)	$1,210,744	$4,038	$112,188
Average attained age of contract owners	71	62	71
Weighted average period remaining until expected annuitization	n/a	4.4 yrs	n/a

(a)
Net amount at risk for GMDB is defined as the current GMDB in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMIB is defined as the present value of the minimum guaranteed annuity payments available to the contract owner in excess of the contract owners’ account balance at the Balance Sheet date. Net amount at risk for GMWB is defined as the difference between the maximum amount payable under the guarantee and the contract owners’ account balance at the Balance Sheet date.

The Company records liabilities for contracts containing GMDB and GMIB as a component of future policy benefits in the Balance Sheets and changes in the liabilities are included as a component of policy benefits in the Statements of Income. The GMDB and GMIB liabilities are determined by projecting future expected guaranteed benefits under multiple scenarios for returns on Separate Accounts assets. The Company uses estimates for mortality and policyholder behavior assumptions based on actual and projected experience for each contract type. These estimates are consistent with the estimates used in the calculation of DAC. The Company regularly evaluates the estimates used and adjusts the GMDB and/or GMIB liability balances with a related charge or credit to earnings (“unlocking”), if actual experience or evidence suggests that earlier assumptions should be revised.

The changes in the variable annuity GMDB and GMIB liabilities for the years ended December 31 were as follows:

	GMDB	GMIB
Balance, January 1, 2010	$145,533	$39,169
Guaranteed benefits incurred	37,790	17,659
Guaranteed benefits paid	(52,620)	-
Unlocking	(16,175)	(24,837)

Balance, December 31, 2010	114,528	31,991
Guaranteed benefits incurred	35,489	13,657
Guaranteed benefits paid	(42,571)	-
Unlocking	36,934	33,026

Balance, December 31, 2011	$144,380	$78,674

The increase in the GMDB and GMIB liabilities was driven by the long-term interest rate assumption change during the third quarter resulting in unfavorable unlocking as compared to 2010.

At December 31, contract owners’ account balances by mutual fund class by guaranteed benefit provisions were comprised as follows:

	Equity	Bond	Balanced	Money Market	Total
2011
GMDB only	$1,442,519	$635,018	$514,187	$153,684	$2,745,408
GMDB and GMIB	994,502	267,283	390,801	37,043	1,689,629
GMDB and GMWB	372,978	68,399	196,968	2,147	640,492
GMWB only	146,893	26,437	74,768	1,643	249,741
GMIB only	81,900	15,646	49,084	2,905	149,535
No guaranteed benefit	15,421	3,498	12,893	691	32,503

Total	$3,054,213	$1,016,281	$1,238,701	$198,113	$5,507,308

2010
GMDB only	$1,757,007	$724,402	$576,505	$181,287	$3,239,201
GMDB and GMIB	1,204,742	319,345	443,743	42,179	2,010,009
GMDB and GMWB	427,924	78,407	218,359	3,003	727,693
GMWB only	170,037	30,298	84,320	1,937	286,592
GMIB only	96,905	15,238	54,026	3,131	169,300
No guaranteed benefit	16,552	3,829	16,903	2,057	39,341

Total	$3,673,167	$1,171,519	$1,393,856	$233,594	$6,472,136

Variable Life Contracts Containing Guaranteed Benefits
The Company has issued variable life contracts in which the Company contractually guarantees to the contract owner a GMDB. In general, contracts containing GMDB provisions provide a death benefit equal to the amount specified in the contract regardless of the level of the contract’s account value.

At December 31, contract owners’ account balances by mutual fund class for contracts containing GMDB provisions were distributed as follows:

	2011	2010
Balanced	$654,817	$730,732
Equity	468,542	560,785
Bond	202,761	218,621
Money Market	174,040	180,759

Total	$1,500,160	$1,690,897

Note 6. Federal Income Taxes

The following is a reconciliation of the provision for income taxes based on income (loss) before federal income taxes, computed using the federal statutory rate versus the reported provision for income taxes for the years ended December 31.

	0Losses and0	0Losses and0	0Losses and0
	2011	2010	2009
Provisions for income taxes computed at Federal statutory rate (35%)	$1,292	$39,606	$(38,911)
Increase (decrease) in income taxes resulting from:
Dividend received deduction	(10,220)	(9,275)	(8,890)
Tax credits	(567)	(1,588)	(1,386)
Valuation allowance on deferred tax assets	(2,549)	(52,555)	145,504
Provision to return adjustment	(1,149)	(2,702)	(7,955)
Unrecognized tax benefits	(1,777)	676	3,623
Tax goodwill amortization	-	(198)	-
Other	9	1,334	(57)

Federal income tax provision	$(14,961)	$(24,702)	$91,928

Effective tax rate	N/M	N/M	N/M

The effective tax rate for 2011, 2010 and 2009, vary significantly from the United States Federal statutory rate primarily due to changes in the valuation allowance for deferred tax assets, dividend received deduction, unrecognized tax benefits and provision to the return adjustments and as a result of these adjustments, the effective tax rates are not meaningful.

The Company provides for deferred income taxes resulting from temporary differences that arise from recording certain transactions in different years for income tax reporting purposes than for financial reporting purposes.

Deferred tax assets and liabilities at December 31 were as follows:

	0Losses and0	0Losses and0
	December 31,
	2011	2010
Deferred tax assets
DAC	$65,820	$85,512
Net operating and capital loss carryforward	183,935	105,802
Intangible assets	54,303	59,367
Tax credits	8,445	7,163
Other	3,103	3,031
Guaranty fund assessments	153	1,790

Total deferred tax assets	315,759	262,665
Valuation allowance	(90,402)	(92,950)

Net deferred tax assets	225,357	169,715

Deferred tax liabilities
VOBA	108,277	117,193
Policyholder account balance	62,618	21,332
Investment adjustments	62,341	26,723

Total deferred tax liabilities	233,236	165,248

Total net deferred tax asset (liability)	$(7,879)	$4,467

The valuation allowance for deferred tax assets at December 31, 2011 and 2010 was $90,402 and $92,950, respectively. The valuation allowance is related to a net operating loss carryforward and other deferred tax assets that, in the judgment of management, are not more likely than not to be realized. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or some of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets depends on generation of future taxable income during the periods in which those temporary differences are deductible. Management considers the scheduled reversal of deferred tax liabilities, projected taxable income, and tax-planning strategies in making the assessment.

The Company has analyzed all material tax positions under the guidance of ASC 740, Income Taxes, related to the accounting for uncertainty in income tax, and determined there were tax benefits of $2,522 (gross $7,205) and $4,299 (gross $12,283), respectively, that should not be recognized at December 31, 2011 and 2010, respectively, which primarily relate to uncertainty regarding the sustainability of certain deductions taken on the 2010, 2009 and 2008 U.S. Federal income tax returns. To the extent these unrecognized tax benefits are ultimately recognized, they will not impact the effective tax rate in a future period. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The components of the change in the unrecognized tax benefits were as follows:

	December 31,
	2011	2010
Balance at beginning of period	$4,299	$3,623
Additions for tax positions of prior years	-	676
Reductions for tax positions of prior years	(1,777)	-

Balance at end of period	$2,522	$4,299

At December 31, 2011 and 2010, the Company had an operating loss carryforward for federal income tax purposes of $518,325 (net of the ASC 740 reduction of $7,205) and $290,009 (net of the ASC 740 reduction of $12,283), respectively, with a carryforward period of fifteen years that expire at various dates up to 2026. At December 31, 2011, the Company did not have a capital loss carryforward for federal income tax purposes. At December 31, 2010, the Company had a capital loss carryforward for federal income tax purposes of $3,597. At December 31, 2011 and 2010, the Company had a foreign tax credit carryforward of $5,956 and $4,645, respectively, with a carryforward period of ten years that will expire at various dates up to 2021. Also, the Company has an Alternative Minimum Tax tax credit carryforward for federal income tax purposes of $2,488 and $2,518, respectively, at December 31, 2011 and 2010, respectively, with an indefinite carryforward period.

The Company classifies interest and penalties related to income taxes as interest expense and penalty expense, respectively. The Company has incurred and recognized $5 in penalties in its financial statements at December 31, 2011. The Company did not incur or recognize any penalties in its financial statements at December 31, 2010. The Company recognized interest expense of $30 and ($119) at December 31, 2011 and 2010, respectively. The accrued interest expense related to federal income tax was released during 2010 based on the expectation that the net operating loss will offset any taxable income generated by the uncertain tax position for the Company in future tax periods.

The Company files a separate federal income tax return for the years 2008 through 2012. Beginning in 2013 and assuming no changes in ownership, the Company will join the affiliated consolidated tax group. A tax return has been filed for 2010, 2009 and 2008, but no examination by the Internal Revenue Service has commenced.

Note 7. Stockholder’s Equity and Statutory Accounting Principles

The Company’s statutory financial statements are presented on the basis of accounting practices prescribed or permitted by the Insurance Department of the State of Arkansas. The State of Arkansas has adopted the National Association of Insurance Commissioners’ (“NAIC”) statutory accounting principles as the basis of its statutory accounting principles.

The Company’s statutory net income (loss) for the years ended December 31, 2011, 2010 and 2009 was ($340,218), $181,242 and $225,287, respectively.

Statutory capital and surplus at December 31, 2011 and 2010 was $438,047 and $813,142, respectively. At December 31, 2011 and 2010, approximately $43,805 and $209,128, respectively, of stockholder’s equity was available for dividend distribution that would not require approval by the Arkansas Insurance Department, subject to the availability of unassigned surplus. During 2011 and 2010, the Company did not pay any dividends to AUSA or receive any capital contribution from AUSA.

The NAIC utilizes the Risk Based Capital (“RBC”) adequacy monitoring system. The RBC calculates the amount of adjusted capital that a life insurance company should hold based upon that company’s risk profile. At December 31, 2011 and 2010, based on the RBC formula, the Company’s total adjusted capital level was well above the minimum amount of capital required to avoid regulatory action.

A financial exam of the Company, for the period January 1, 2005 through December 31, 2009, was completed on February 7, 2011. The Examination Report, as of December 31, 2009, was adopted by the Insurance Department of the State of Arkansas on May 13, 2011. There were no changes to the Company’s financial statements as a result of the exam.

Note 8. Reinsurance

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured life and to recover a portion of benefits paid by ceding mortality risk to other insurance enterprises or reinsurers under indemnity reinsurance agreements, primarily quota share coverage and coinsurance agreements. The maximum amount of mortality risk retained by the Company is approximately $1,000 on single and joint life policies. At December 31, 2010, the Company had recaptured the majority of its life reinsurance which had started in 2008.

Indemnity reinsurance agreements do not relieve the Company from its obligations to contract owners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company regularly evaluates the financial condition of its reinsurers so as to minimize its exposure to significant losses from reinsurer insolvencies. At December 31, 2011 and 2010, net reinsurance receivables were $2,439 and $4,158, respectively. The Company has a reinsurance reserve on a portion of the recapture of the life reinsurance of $383 and $780 at December 31, 2011 and 2010, respectively.

Effective October 1, 2011, the Company recaptured an indemnity reinsurance agreement with an unaffiliated insurer whereby the Company coinsured, on a modified coinsurance basis, 50% of the unaffiliated insurer’s variable annuity contracts sold from January 1, 1997 to June 30, 2001.

At December 31, 2011, the Company had the following life insurance inforce:

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$6,216,455	$1,222,740	$636	$4,994,351	0.01%

In addition, the Company seeks to limit its exposure to guaranteed benefit features contained in certain variable annuity contracts. Specifically, the Company reinsures certain GMIB and GMDB provisions to the extent reinsurance capacity is available in the marketplace. At December 31, 2011, 41% and 6% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured. At December 31, 2010, 44% and 6% of the account value for variable annuity contracts containing GMIB and GMDB provisions, respectively, were reinsured.

Note 9. Related Party Transactions

At December 31, 2011, the Company had the following related party agreements in effect:

The Company is party to a common cost allocation service agreement between AUSA companies in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. During 2011, 2010 and 2009, the Company incurred $8,417, $10,040 and $24,844, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

The Company is party to intercompany short-term note receivable arrangements with its parent and affiliates at various times during the year. On March 30, 2011, the Company entered into an intercompany short-term note receivable of $50,000 with an interest rate of 0.25% that was paid off in December 2011. On April 29, 2010, the Company entered into an intercompany short-term note receivable of $40,000 with an interest rate of 0.21% that was paid off in December 2010. On June 29, 2009, the Company entered into an intercompany short-term note receivable of $40,000 with an interest rate of 0.30% that was paid off in April 2010. During 2011, 2010 and 2009, the Company accrued and/or received $94, $134 and $108 of interest, respectively. Interest related to these arrangements is included in net investment income.

AEGON USA Realty Advisors, LLC acts as the manager and administrator for the Company’s mortgage loans on real estate under an administrative and advisory agreement with the Company. Charges attributable to this agreement are included in net investment income. During 2011, 2010 and 2009, the Company incurred $130, $151 and $163, respectively, under this agreement. There were no mortgage loan origination fees during 2011, 2010 and 2009, respectively. Mortgage loan origination fees are amortized into net investment income over the life of the mortgage loans.

AEGON USA Investment Management, LLC acts as a discretionary investment manager under an investment management agreement with the Company. During 2011, 2010 and 2009, the Company incurred $2,212, $2,136 and $2,207, respectively, in expenses under this agreement. Charges attributable to this agreement are included in net investment income.

Transamerica Capital, Inc. provides underwriting and distribution services for the Company under an underwriting agreement. During 2011, 2010 and 2009, the Company incurred $37,642, $33,844 and $47,569, respectively, in expenses under this agreement. Charges attributable to this agreement are included in insurance expenses and taxes, net of amounts capitalized.

Transamerica Asset Management, Inc. acts as the investment advisor for certain related party funds in the Company’s Separate Accounts under multiple service agreements. During 2011 and 2010, the Company incurred $423 and $69, respectively, in expenses under this agreement. During 2009, the Company did not incur any expenses under these agreements. Charges attributed to these agreements are included in insurance expenses and taxes, net of amounts capitalized.

The Company has a participation agreement with Transamerica Series Trust to offer certain funds in the Company’s Separate Accounts. Transamerica Capital, Inc. acts as the distributor for said related party funds. The Company has entered into a distribution and shareholder services agreement for certain of the said funds. During 2011, 2010 and 2009, the Company received $1,852, $191 and $44, respectively, in revenue under this agreement. Revenue attributable to this agreement is included in policy charge revenue.

The Company has a reinsurance agreement with Transamerica Life Insurance Company. During 2011, 2010 and 2009, the Company incurred $22, $50 and $268, respectively, in reinsurance premium ceded expense under this agreement and there were no reinsurance recoveries on death claims incurred.

The Company is party to the purchasing and selling of investments between various affiliated companies. The investments are purchased and sold at fair value and are included in fixed maturity AFS securities and mortgage loans on real estate in the Balance Sheets. During 2011, the Company sold $2,800 of mortgage loans on real estate to affiliated companies. During 2010, the Company sold $48,177 and $3,909 of fixed maturity AFS securities and mortgage loans on real estate, respectively, to affiliated companies. During 2009, the Company sold $78,525 and $2,961 of fixed maturity AFS securities and mortgage loans on real estate, respectively, to affiliated companies.

While management believes that the service agreements referenced above are calculated on a reasonable basis, they may not necessarily be indicative of the costs that would have been incurred with an unrelated third party. Affiliated agreements generally contain reciprocal indemnity provisions pertaining to each party’s representations and contractual obligations thereunder.

Note 10. Commitments and Contingencies

State insurance laws generally require that all life insurers who are licensed to transact business within a state become members of the state’s life insurance guaranty association. These associations have been established for the protection of contract owners from loss (within specified limits) as a result of the insolvency of an insurer. At the time an insolvency occurs, the guaranty association assesses the remaining members of the association an amount sufficient to satisfy the insolvent insurer’s contract owner obligations (within specified limits). The Company has utilized public information to estimate what future assessments it will incur as a result of insolvencies. At December 31, 2011 and 2010, the Company’s estimated liability for future guaranty fund assessments was $624 and $5,114, respectively. In addition, the Company has a receivable for future premium tax deductions of $3,778 and $3,971 at December 31, 2011 and 2010, respectively. If future insolvencies occur, the Company’s estimated liability may not be sufficient to fund these insolvencies and the estimated liability may need to be adjusted. The Company regularly monitors public information regarding insurer insolvencies and adjusts its estimated liability appropriately.

In the normal course of business, the Company is subject to various claims and assessments. Management believes the settlement of these matters would not have a material effect on the financial position, results of operations or cash flows of the Company.

Note 11. Segment Information

In reporting to management, the Company’s operating results are categorized into two business segments: Annuity and Life Insurance. The Company’s Annuity segment consists of variable annuities and interest-sensitive annuities. The Company’s Life Insurance segment consists of variable life insurance products and interest-sensitive life insurance products. The accounting policies of the business segments are the same as those for the Company’s financial statements included herein. All revenue and expense transactions are recorded at the product level and accumulated at the business segment level for review by management. The following tables summarize each business segment’s contribution to select Statements of Income information for the years ended December 31:

	Annuity	Life Insurance	Total
2011
Net revenues (a)	$167,850	$76,457	$244,307
Amortization (accretion) of VOBA	(5,066)	17,218	12,152
Policy benefits (net of reinsurance recoveries)	148,579	32,713	181,292
Federal income tax expense (benefit)	(16,068)	1,107	(14,961)
Net income	5,252	13,407	18,659

2010
Net revenues (a)	$152,570	$76,183	$228,753
Amortization of VOBA	17,379	2,974	20,353
Policy benefits (net of reinsurance recoveries)	(628)	31,258	30,630
Federal income tax expense (benefit)	(24,973)	271	(24,702)
Net income	111,584	26,278	137,862

2009
Net revenues (a)	$101,449	$87,574	$189,023
Amortization and impairment of VOBA	137,232	18,289	155,521
Policy benefits (net of reinsurance recoveries)	22,043	29,061	51,104
Federal income tax expense	34,469	57,459	91,928
Net loss	(174,999)	(28,102)	(203,101)

(a)	Net revenues include total revenues net of interest credited to policyholder liabilities.

The following tables represent select Balance Sheet information at December 31:

	Total Assets	Total Policyholder Liabilities
2011
Annuity	$7,414,438	$649,926
Life Insurance	3,101,777	1,324,848

Total	$10,516,215	$1,974,774

2010
Annuity	$8,161,137	$567,834
Life Insurance	3,331,162	1,379,747

Total	$11,492,299	$1,947,581

PART C

OTHER INFORMATION
Item 26.       Exhibits

(a)		Board of Directors Resolutions.
(1)
Resolutions of the Board of Directors of Transamerica Advisors Life Insurance Company establishing the Separate Account. (Incorporated by Reference to Post-Effective Amendment No. 7 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43057).)

	(2)	Board Resolution for Merger and Combination of Accounts. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
(b)		Custodian Agreements. Not applicable.
(c)		Underwriting Contracts.
(1)
Distribution Agreement between Transamerica Advisors Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(2)
Amended Sales Agreement between Transamerica Advisors Life Insurance Company and Merrill Lynch Life Agency, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(3)
Form of Underwriting Agreement Between Transamerica Advisors Life Insurance Company and Transamerica Capital, Inc. (Incorporated by reference to Post-Effective Amendment No. 10 to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, File No. 333-118362, Filed April 25, 2008.)

(4)
Wholesaling Agreement between Transamerica Advisors Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Transamerica Capital. (Incorporated by Reference to the Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company, File Nos. 33-26322, 33-46827, 33-52254, 33-60290, 33-58303, 333-33863, filed March 27, 2008.)

(5)
Selling Agreement between Transamerica Advisors Life Insurance Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch Life Agency, Inc. (Incorporated by Reference to the Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company, File Nos. 33-26322, 33-46827, 33-52254, 33-60290, 33-58303, 333-33863, filed March 27, 2008.)

(6)
Master Distribution Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. (Incorporated by reference to Exhibit 10.2 to Transamerica Advisors Life Insurance Company’s Current Report on Form 8-K, File No. 33-26322, filed January 4, 2008.)

(d)		Contracts.
	(1)	Modified Single Premium Variable Life Insurance Policy. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(2)	Guarantee of Insurability Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(3)	Death Benefit Proceeds Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(4)	Single Premium Immediate Annuity Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(5)	Change of Insured Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(6)	Partial Withdrawal Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(7)	Special Allocation Rider. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(8)	Backdating Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

	(9)	Additional Payment Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(10)	Certificate of Assumption. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)
	(11)	Company Name Change Endorsement. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(e)		Applications.
	(1)	Application form for Modified Single Premium Variable Life Insurance Policy. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(f)		Depositor’s Certificate of Incorporation and By-Laws.
(1)
Articles of Amendment, Restatement, and Redomestication of the Articles of Incorporation of Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(2)
Amended and Restated By-Laws of Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(g)	Reinsurance Contracts.
Not Applicable.
(h)	Participation Agreements.
(1)
Agreement between Transamerica Advisors Life Insurance Company and Merrill Lynch Series Fund, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(2)
Agreement between Transamerica Advisors Life Insurance Company and Merrill Lynch Funds Distributor, Inc. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(3)
Agreement between Transamerica Advisors Life Insurance Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated. (Incorporated by Reference to Post-Effective Amendment No. 8 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(4)
Participation Agreement among Transamerica Advisors Life Insurance Company, ML Life Insurance Company of New York, and Monarch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 3 to the Registration Statement filed by Merrill Lynch Variable Life Separate Account on Form S-6 (File No. 33-55472).)

(5)
Form of Participation Agreement among Transamerica Advisors Life Insurance Company, ML Life Insurance Company of New York and Family Life Insurance Company. (Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement filed by the Registrant on Form S-6 (File No. 33-43058).)

(6)
Form of Participation Agreement Among Transamerica Advisors Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).)

(7)
Form of Participation Agreement Among MFS Variable Insurance Trust, Transamerica Advisors Life Insurance Company, and Massachusetts Financial Services Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to the Registration Statement filed on Form N-4 (File No. 33-43773).)

(8) Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch
Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 11 to the Registration Statement filed on Form N-4 (File No. 33-43773).)
(9)
Form of Participation Agreement among Transamerica Advisors Life Insurance Company, Hotchkis and Wiley Variable Trust, and Hotchkis and Wiley. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 12 to Form N-4 Registration No. 33-43773 Filed May 1, 1998.)

(10)
Form of Participation Agreement between Transamerica Advisors Life Insurance Company and Mercury Asset Management V.I. Funds, Inc. (Incorporated by reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 15 to Form N-4 Registration No. 33-43773 Filed April 14, 1999.)

(11)
Form of Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 33-43773 Filed December 10, 1996.)

(12)
Amendment to the Participation Agreement Between Merrill Lynch Variable Series Funds, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(13)
Amendment to the Participation Agreement Among Transamerica Advisors Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated May 1, 1997. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(14)
Amendment to the Participation Agreement Among Transamerica Advisors Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated June 5, 1998. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(15)
Amendment to the Participation Agreement Among Transamerica Advisors Life Insurance Company, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. dated July 22, 1999. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(16)
Amendment to the Participation Agreement Among MFS® Variable Insurance TrustSM, Transamerica Advisors Life Insurance Company, and Massachusetts Financial Services Company dated May 1, 1997. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(17)
Amendment to the Participation Agreement By And Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(18)
Amendment to the Participation Agreement Among Transamerica Advisors Life Insurance Company and Hotchkis and Wiley Variable Trust. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Registration Statement on Form N-4, Registration No. 333-90243 Filed November 3, 1999.)

(19)
Form of Amendment to Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc., and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to Form N-4, Registration No. 333-90243 Filed April 21, 2006.)

(20)
Form of Rule 22c-2 Shareholder Information Agreement Between AIM Investment Services, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(21)
Form of Rule 22c-2 Shareholder Information Agreement Between AllianceBernstein Investor Services, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to
Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(22)
Form of Rule 22c-2 Shareholder Information Agreement Between BlackRock Distributors, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account C’s Post-Effective Amendment No. 6 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-73544 Filed April 17, 2007.)

(23)
Form of Rule 22c-2 Shareholder Information Agreement Between MFS Fund Distributors, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(24)
Form of Participation Agreement Between MLIG Variable Insurance Trust, Merrill Lynch Pierce, Fenner & Smith, Inc., and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account C’s Post-Effective Amendment No. 6 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 333-73544 Filed April 17, 2007.)

(25)
Form of Amendment to Participation Agreement by and among Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 30 to the Registration Statement Under the Securities Act of 1933 on Form N-4, Registration No. 33-43773 Filed April 17, 2007.)

(26)
Participation Agreement by and among MLIG Variable Insurance Trust, Merrill Lynch Pierce Fenner & Smith Inc., Roszel Advisors, LLC, and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, File No. 333-118362, Filed April 25, 2008.)

(i)		Administrative Contracts.
(1)
Amended form of terminated Service Agreement between Transamerica Advisors Life Insurance Company and Monarch Life Insurance Company. (Incorporated by Reference to Post-Effective Amendment No. 7 filed by the Registrant on Form S-6 (File No. 33-43058).)

(2)
Service Agreement among Transamerica Advisors Life Insurance Company, Family Life Insurance Company and Merrill Lynch Insurance Group, Inc. (Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).)

(j)		Other Material Contracts.
(1)
Keep Well Agreement between AEGON USA, Inc. and Transamerica Advisors Life Insurance Company. (Incorporated by Reference to the Annual Report on Form 10-K of Transamerica Advisors Life Insurance Company, File Nos. 33-26322, 33-46827, 33-52254, 33-60290, 33-58303, 333-33863, filed March 27, 2008.)

(2)
Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. (Incorporated by reference to Exhibit 10.1 to Transamerica Advisors Life Insurance Company’s Current Report on Form 8-K, File No. 33-26322, filed August 17, 2007.)

(3)
First Amendment to Purchase Agreement between Merrill Lynch Insurance Group, Inc., Merrill Lynch & Co., Inc., and AEGON USA, Inc. (Incorporated by reference to Exhibit 10.1 to Transamerica Advisors Life Insurance Company’s Current Report on Form 8-K, File No. 33-26322, filed January 4, 2008.)

(k)		Legal Opinion.
	(1)	Opinion and Consent of Arthur D. Woods, Esq. as to the legality of the securities being registered.
(l)		Actuarial Opinion.
Not applicable.
(m)		Calculations.
Not applicable.

(n)		Other Opinions.
	(1)	Written Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
(o)		Omitted Financial Statements.
Not Applicable.
(p)		Initial Capital Agreements.
Not Applicable.

(q)		Redeemability Exemption
(1)
Memorandum describing Transamerica Advisors Life Insurance Company’s Issuance, Transfer and Redemption Procedures. (Incorporated by reference to Post-Effective Amendment No. 4 filed by the Registrant on Form S-6 (File No. 33-43058).)

(2)
Supplement to Memorandum describing Transamerica Advisors Life Insurance Company’s Issuance, Transfer and Redemption Procedures. (Incorporated by Reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement filed on Form S-6 (File No. 33-55472).)

(r)		Powers of Attorney
(1)
Robert R. Frederick
 (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No.  15 to Form N-4, Registration No. 333-118362, Filed April 26, 20122.)

	(2)	John T. Mallett (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 15 to Form N-4, Registration No. 333-118362, Filed April 26, 20122.)
	(3)	Eric J. Martin (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 15 to Form N-4, Registration No. 333-118362, Filed April 26, 20122.)
	(4)	Thomas A. Swank (Incorporated by Reference to Merrill Lynch Life Variable Annuity Separate Account A’s Post-Effective Amendment No. 15 to Form N-4, Registration No. 333-118362, Filed April 26, 20122.)
	(5)	Darin D. Smith

Item 27. Directors and Officers of the Depositor (Transamerica Advisors Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor

Thomas A. Swank 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and President
Robert R Frederick 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Senior Vice President
John T. Mallett 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director and Vice President
Eric J. Martin 4333 Edgewood Road NE Cedar Rapids, Iowa 52499-0001	Director, Chief Financial Officer, Vice President , Corporate Controller and Treasurer
Darin D. Smith 4333 Edgewood Road NE Cedar Rapids, Iowa52499-0001	Director, Secretary, Vice President and Division General Counsel

Item 28.   Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	AEGON USA Realty Advisors, LLC is the non-owner Manager	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member - AEGON USA Realty Advisors, LLC	Real estate investments
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Co.	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada
AEGON Canada Holding B.V. owns 168,250,001 shares of Common Stock; 1,500 shares of Series III Preferred stock; 2 shares of Series II Preferred stock.  TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.
Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans
AEGON Core Mortgage Fund, LP	Delaware	General Partner - AEGON-CMF GP, LLC	Investment in mortgages
AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Australia Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Japan K.K.	Japan	100% AEGON DMS Holding B.V.	Marketing company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.
Authorized business:  Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government

AEGON Direct Marketing Services (Thailand) Ltd.	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (91.4675%) ; Monumental Life Insurance Company (8.5325%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA Travel and Conference Services LLC	Iowa	100% Money Services, Inc.	Travel and conference services
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California	General Partners - Transamerica Affordable Housing, Inc. (0.5%); Non-Affiliate of AEGON, Jamboree Housing Corp. (0.5%). Limited Partner: Transamerica Life Insurance Company (99%)	Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.
Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Bay Area Community Investments I, LLC	California	70%Transamerica Life Insurance Company; 30% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Holdings Ltd.	Canada	100% AEGON DMS Holding B.V.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Canadian Premier Life Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
Chicago Community Housing Fund I, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark Consulting, LLC	Insurance agency
Clark, LLC	Delaware	Sole Member - Diverisified Investment Advisors, Inc.	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company
Consumer Membership Services Canada Inc.	Canada	100% Canadian Premier Holdings Ltd.	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Co.	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
Diversified Actuarial Services, Inc.	Massachusetts	100% Diversified Investment Advisors, Inc.	Employee benefit and actuarial consulting
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
Diversified Retirement Corporation	Delaware	100% AUSA Holding Company	Registered investment advisor
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership
FD TLIC, LLC	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware
 Members: Garnet Community Investments, LLC (0.01%); ~~I~~ NG USA Annuity and Life Insurance company, a non-affiliate of AEGON  (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).
Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware	100% Garnet Community Investments XXVI, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable Housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:  Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON:  Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Brank and Trust Company (18.1714%)
Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:  Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON:  USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)
Real estate investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Managing Member - Garnet Community Investments XXX, LLC	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Innergy Lending, LLC	Delaware	50% World Financial Group, Inc.; 50% ComUnity Lending, Inc.(non-AEGON entity)	In the process of being dissolved
Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Investment Advisors International, Inc.	Delaware	100% AUSA Holding Company	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Co.	Leases business equipment
IWA Commercial Venture, LLC	Georgia	Sole Member - Investors Waranty of America, Inc.	Maintain property tax abatement
Legacy General Insurance Company	Canada	100% Canadian Premier Holdings Ltd.	Insurance company
Life Investors Alliance, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100%Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Co.	Trust company
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Co.	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Viriginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
NEF Investment Company	California	100% Transamerica Life Insurance Company	Real estate development
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda
Partners are:  Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON:  XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.
Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
Prisma Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Prisma Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
PSL Acquisitions, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Retirement Project Oakmont	California
General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner).  General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.
Senior living apartment complex
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% Canadian Premier Holdings Ltd.	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Holding company
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company
To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund adviser
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Co.	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica Direct Marketing Consultants Private Limited	India	100% AEGON DMS Holding B.V.	Marketing consultant
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,00 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa
676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation;  30,564 shares of Preferred Stock owned by AEGON USA, LLC
Insurance
Transamerica Minerals Company	California	100% Transamerica Realty Services, LLC	Owner and lessor of oil and gas properties
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides actuarial consulting services
Transamerica Retirement Management, Inc.	Minnesota	100% AEGON Financial Services Group, Inc.	Life Insurance and underwriting services
Transamerica Retirement Services Corp.	Ohio	100% AUSA Holding Company	Record keeping
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Trailer Leasing Sp. Z.O.O.	Poland	100% Transamerica Leasing Holdings, Inc.	Leasing
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Co.	Third party administrator
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Property & Casualty Insurance Agency of Nevada, Inc.	Nevada	100% WFG Property & Casualty Insurance Agency, Inc.	Insurance agency
WFG Property & Casualty Insurance Agency, Inc.	Georgia	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
World Group Securities, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Broker-dealer
Yarra Rapids, LLC	Delaware	Yarra Rapids Management, LLC is the non-owner Manager	Real estate investments
Yarra Rapids Management, LLC	Delaware	AEGON USA Realty Advisors, LLC is non-owner Manager; no ownership interests at this time.	Company organized for the intention of real estate investments but no business at this time
Zahorik Company, Inc.	California	100% AUSA Holding Co.	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (74.0181%);  Monumental Life Insurance Company (23.6720%); Transamerica Financial Life Insurance Company (2.3097%).  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.     Indemnification

Transamerica Advisors Life Insurance Company’s By-Laws provide, in Article VI, as follows:

Section 1. Actions Other Than by or in the Right of the Corporation.  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

Section 2. Actions by or in the Right of the Corporation.  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer or employee of the Corporation, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the Court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other Court shall deem proper.

Section 3. Right to Indemnification.  To the extent that a director, officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 4. Determination of Right to Indemnification.  Any indemnification under Sections 1 and 2 of this Article (unless ordered by a Court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2 of this Article. Such determination shall be made (i) by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.                                                                Principal Underwriter
  (a)                   Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA M, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA EE, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA N, Separate Account VA BNY, Separate Account VA HNY, Separate Account VA PP, Separate Account VA QNY, Separate Account VA QQ, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B.  These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E.  This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds and Transamerica Investors, Inc.

(b)             Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director
Michael W. Brandsma	(2)	Director, President and Chief Financial Officer
David W. Hopewell	(1)	Director
David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer
Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer
Courtney John	(2)	Chief Compliance Officer and Vice President
Erin K. Burke	(1)	Assistant Secretary
Amy Angle	(3)	Assistant Vice President
Elizabeth Belanger	(4)	Assistant Vice President
Margaret A. Cullem-Fiore	(5)	Assistant Vice President
Dennis P. Gallagher	(5)	Assistant Vice President
Shelley A. Mossman	(1)	Assistant Vice President
Christy Post-Rissin	(5)	Assistant Vice President
Brenda L. Smith	(5)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Lisa Wachendorf	(1)	Assistant Vice President
Arthur D. Woods	(5)	Assistant Vice President
Carrie N. Powicki	(2)	Secretary
Karen R. Wright	(3)	Treasurer
Karen D. Heburn	(5)	Vice President
Wesley J. Hodgson	(2)	Vice President

(1)       4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(2)       4600 S Syracuse St, Suite 1100, Denver, CO  80237-2719
(3)       100 Light Street, Floor B1, Baltimore, MD  21202
(4)       440 Mamaroneck Avenue, Harrison, NY  10528
(5)       570 Carillon Parkway, St. Petersburg, FL  33716

(c)         Compensation to Principal Underwriter:
Fiscal Year 2011
Name of Principal Underwriter	Net Underwriting Discounts and Commissions*	Compensation on Events Occasioning the Deduction of A Deferred Sales Load	Brokerage Commissions	Other Compensation
Transamerica Capital, Inc.		$0	$1,386,420.22	0
* TCI passes through any commissions paid to it to the selling firms and does not retain any portion of such payments.  Fiscal Year 2011.

Item 31.     Location of Accounts and Records

All accounts, books, and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Manager Regulatory Filing Unit, Transamerica Advisors Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001; or by the Service Center at 2000 Wade Hampton Blvd., Greenville, South Carolina 29615.

Item 32.     Management Services

Not applicable.

Item 33.     Fee Representation

Transamerica Advisors Life Insurance Company hereby represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Advisors Life Insurance Company.

Signatures

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Merrill Lynch Life Variable Separate Account II, certifies that this Post-Effective Amendment meets all the requirements for effectiveness under paragraph (b) of Rule 485, and accordingly, has caused this Amendment to be signed on its behalf, in the City of St. Petersburg, Florida, on this 2 4 th day of April, 201 2 .

Merrill Lynch Life Variable Life Separate Account II
(Registrant)

Transamerica Advisors Life Insurance Company
(Depositor)

By: * Thomas A. Swank President and Director

As required by the Securities Act of 1933, this Post Effective Amendment No. 2 4 to the Registration Statement has been signed by the following persons in the capacities indicated on April 27, 2011.

Signatures	Title

* Thomas A. Swank	Director and President
* Robert R. Frederick	Director and Senior Vice President
* John T. Mallett	Director and Vice President,
* Eric J. Martin	Vice President and Corporate Controller
* Darin D. Smith	Director, Secretary, Vice President and Division General Counsel
* /s/Arthur D. Woods Arthur D. Woods

*By: Arthur D. Woods — Attorney-in-Fact pursuant to Powers of Attorney.

EXHIBIT LIST

Exhibit (k)(1)	Opinion of Arthur D. Woods, Esq. as to the legality of the securities being registered.
Exhibit (n)(2)	Written Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
Exhibit (r)(5)	Power of Attorney for Darin D. Smith

Exhibit (k)(1) Opinion of Arthur D. Woods, Esq.

INSERT OPINION

Exhibit (n)(2) Written Consent of Ernst & Young LLP

INSERT COPY OF CONSENT

Exhibit (r)(5) Power of Attorney for Darrin D. Smith

INSERT POWER OF ATTORNEY